Exhibit 10.6



                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                          COX COMMUNICATIONS PCS, L.P.

                         A DELAWARE LIMITED PARTNERSHIP

                          dated as of December 31, 1996

                                 by and between

                             COX PIONEER PARTNERSHIP

                                       AND

                      SPRINT SPECTRUM HOLDING COMPANY, L.P.



                                                              December 12, 1996

                                TABLE OF CONTENTS


SECTION 1.  THE PARTNERSHIP..................................................1
         1.1      Formation..................................................1
         1.2      Name.......................................................1
         1.3      Purpose....................................................1
         1.4      Principal Executive Office.................................2
         1.5      Term.......................................................2
         1.6      Filings; Agent for Service of Process......................2
         1.7      Title to Property..........................................3
         1.8      Payments of Individual Obligations.........................3
         1.9      Independent Activities.....................................3
         1.10     Definitions................................................3
         1.11     Additional Definitions....................................20
         1.12     Terms Generally...........................................22

SECTION 2.  PARTNERS' CAPITAL CONTRIBUTIONS.................................22
         2.1 Percentage Interests; Preservation of Percentages of Interests Held as General Partner and as Limited Partner..22
         2.2      Partners' Original Capital Contributions and Interest
                  Payments..................................................23
         2.3      Additional Capital Contributions..........................29
         2.4      Failure to Contribute Capital.............................31
         2.5      Partnership Funds.........................................32
         2.6      Partner Loans; Other Borrowings; Purchase of Partner Loans.32
         2.7      Other Matters.............................................33
         2.8      Sale of Assets and Reimbursement of Research and
                  Experimental Expenditures and Start-Up Expenditures.......34
         2.9      Interim Funding Loans.....................................34

SECTION 3.  ALLOCATIONS.....................................................35
         3.1      Profits...................................................35
         3.2      Losses....................................................35
         3.3      Special Allocations.......................................36
         3.4      Curative Allocations......................................38
         3.5      Loss Limitation...........................................38
         3.6      Other Allocation Rules....................................38
         3.7      Tax Allocations:  Code Section 704(c).....................39
         3.8      Special Profits and Special Losses........................39
         3.9      Allocations for Financial Reporting Purposes..............40

SECTION 4.  PAYMENTS AND DISTRIBUTIONS......................................40
         4.1      Available Cash............................................40

                                                              December 12, 1996

         4.2      Cash Distributed by LeasingCo............................40
         4.3      Amounts Withheld.........................................40

SECTION 5.  MANAGEMENT.....................................................41
         5.1      Authority of the General Partners and the Managing
                  Partner..................................................41
         5.2      Business Plan and Budget.................................43
         5.3      Employees................................................45
         5.4      Limitation of Agency.....................................45
         5.5      Liability of Partners and Partnership Employees..........46
         5.6      Indemnification..........................................46
         5.7      Temporary Investments....................................48

SECTION 6.  PARTNERSHIP OPPORTUNITIES; CONFIDENTIALITY.....................48
         6.1      Engaging in Wireless Business in the Los Angeles MTA.....48
         6.2      Enforceability and Enforcement...........................48
         6.3      General Exceptions to Section ...........................49
         6.4      Freedom of Action........................................51
         6.5      Confidentiality..........................................51

SECTION 7.  ROLE OF EXCLUSIVE LIMITED PARTNERS.............................54

SECTION 8.  TRANSACTIONS WITH PARTNERS; CERTAIN ADDITIONAL
         AGREEMENTS........................................................54
         8.1      Transactions with Partners...............................54
         8.2      Additional Agreements of the Partners....................59
         8.3      Certain Additional Agreements............................61
         8.4      Parent Undertaking.......................................62
         8.5      Cooperation on Transactions With Vendors.................62
         8.6 Holdings's Right to Investigate Qualified Pre-Operating Expenses, Research and Experimental Expenditures and
                  Start-Up Expenditures; Arbitration of Disputes...........62
         8.7      Management of PCS System Before License Contribution Date.63
         8.8      Product Integration......................................63

SECTION 9.  REPRESENTATIONS AND WARRANTIES.................................64
         9.1      Representations and Warranties of the Partners...........64
         9.2      Representations and Warranties of CPP Regarding the
                  License and the System Assets............................66

SECTION 10.  CONDITIONS TO ORIGINAL CAPITAL CONTRIBUTION OBLIGATIONS ......69
         10.1     Conditions to Each Partner's Obligation to Contribute
                  the License..............................................69
         10.2     Conditions to Holdings's Obligation to Contribute
                  the Holdings License.....................................69
         10.3     Conditions to CPP's Obligation to Make Original Capital
                  Contribution.............................................70

                                                            December 12, 1996

         10.4     Condition to Holdings's Obligation to Make Certain Cash
                  Contributions Prior to the License Contribution Date.....70

SECTION 11.  ACCOUNTING, BOOKS AND RECORDS.................................71
         11.1     Accounting, Books and Records............................71
         11.2     Reports..................................................71
         11.3     Tax Returns and Information..............................73
         11.4     Proprietary Information............... ..................74

SECTION 12.  ADVERSE ACT...................................................75
         12.1     Remedies.................................................75
         12.2     Adverse Act Purchase.....................................76
         12.3     Net Equity...............................................78
         12.4     Gross Appraised Value....................................79
         12.5     Extension of Time........................................80

SECTION 13.  DISPOSITIONS OF INTERESTS.....................................80
         13.1     Restriction on Dispositions..............................80
         13.2     Permitted Transfers......................................80
         13.3     Conditions to Permitted Transfers........................81
         13.4     Right of First Refusal...................................84
         13.5     Tagalong Rights..........................................86
         13.6     Put and Call Rights......................................87
         13.7     Prohibited Dispositions..................................99
         13.8     Representations Regarding Transfers......................99
         13.9     Distributions and Allocations in Respect of Transferred
                  Interests................................................99

SECTION 14.  CONVERSION OF INTERESTS......................................100
         14.1     Conversion of Holdings Interest.........................100
         14.2     Termination of Status as General Partner................100
         14.3     Restoration of Status as General Partner................101

SECTION 15.  DISSOLUTION AND WINDING UP...................................101
         15.1     Liquidating Events......................................101
         15.2     Winding Up..............................................103
         15.3     Compliance With Certain Requirements of Regulations;
                  Deficit Capital Accounts................................104
         15.4     Deemed Distribution and Recontribution..................105
         15.5     Rights of Partners......................................105
         15.6     Buy/Sell Arrangements...................................105
         15.7     Notice of Dissolution...................................107

SECTION 16.  MISCELLANEOUS................................................107
         16.1     Notices.................................................107

                                                              December 12, 1996

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         16.2     Binding Effect..........................................108
         16.3     Construction............................................108
         16.4     Time....................................................108
         16.5     Table of Contents; Headings.............................108
         16.6     Severability............................................108
         16.7     Incorporation by Reference..............................108
         16.8     Further Action..........................................108
         16.9     Governing Law...........................................109
         16.10    Waiver of Action for Partition; No Bill For Partnership
                  Accounting..............................................109
         16.11    Counterpart Execution...................................109
         16.12    Specific Performance; Attorneys' Fees...................109
         16.13    Entire Agreement........................................109
         16.14    Limitation on Rights of Others..........................110
         16.15    Waivers; Remedies.......................................110
         16.16    Jurisdiction; Consent to Service of Process.............110
         16.17    Waiver of Jury Trial....................................111
         16.18    No Right of Set-off.....................................111

                                                            December 12, 1996

                                    SCHEDULES

Schedule                                                                Number

System Assets ..........................................................1.10

Partner Approvals.......................................................5.1(d)

Investment Guidelines...................................................5.7

Qualified Pre-Operating Expenses........................................9.2(d)

Liabilities.............................................................9.2(e)

Environmental Protection................................................9.2(j)

Terms of Sprint Spectrum Preferred Partnership Interest................13.6

Notice Addresses.......................................................16.1

                                    EXHIBITS

Exhibit                                                               Number

Form of Parent Undertaking.............................................1.10

Form of Partner Note...................................................2.6

Form of System Assets Sales Agreement..................................2.8(a)

Form of Note for Interim Funding Loans.................................2.9(a)

Form of Trademark License..............................................8.1(a)

Form of Affiliation Agreement..........................................8.1(b)

Form of Support Agreement..............................................8.1(f)

Form of Limited Partnership Agreement of LeasingCo.....................8.1(h)

Form of Legal Opinion.................................................10.2(d)

                                                            December 12, 1996

                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                          COX COMMUNICATIONS PCS, L.P.,
                         A DELAWARE LIMITED PARTNERSHIP


         This AGREEMENT OF LIMITED PARTNERSHIP is entered into as of the 31st day of December 1996, by and between Cox Pioneer Partnership, a general partnership ("CPP"), as a General Partner and a Limited Partner, and Sprint Spectrum Holding Company, L.P. (formerly known as MajorCo, L.P.), a Delaware limited partnership ("Holdings"), as an Exclusive Limited Partner, pursuant to the provisions of the Delaware Revised Uniform Limited Partnership Act, on the following terms and conditions:

                           SECTION 1. THE PARTNERSHIP

         1.1      Formation.

         The Partners hereby form the Partnership as a limited partnership pursuant to the provisions of the Act for the purposes and upon the terms and conditions set forth in this Agreement.

         1.2      Name.

         The name of the Partnership shall be Cox Communications PCS, L.P., and all business of the Partnership shall be conducted in such name or, in the discretion of the Managing Partner, under any other names (but excluding a name that includes the name of a Partner unless such Partner has consented thereto).

         1.3      Purpose.

                  (a) Subject to, and upon the terms and conditions of this Agreement, the purposes and business of the Partnership shall be to acquire and hold the Los Angeles MTA Block "A" 30 MHz PCS license (the "License"), and to build out, own, operate, maintain, and dispose of a PCS system in the Los Angeles MTA under the License and any other Wireless Business license (including a 10 MHz PCS license) acquired by the Partnership or under which the Partnership operates a PCS system in the Los Angeles MTA through an affiliation agreement or other arrangement with the licensee thereof.

                  (b) The Partnership shall have all the powers now or hereafter conferred by the laws of the State of Delaware on limited partnerships formed under the Act and, subject to the limitations of this Agreement, may do any and all lawful acts or things that are necessary, appropriate, incidental or convenient for the furtherance and accomplishment of the purposes of the Partnership. Without limiting the generality of the foregoing, and subject to the terms of this Agreement, the Partnership may enter into, deliver and perform all contracts, agreements

                                       -1-
                                                              December 12, 1996
and other undertakings and engage in all activities and transactions that may be necessary or appropriate to carry out its purposes and conduct its business.

         1.4      Principal Executive Office.

         The principal executive office of the Partnership shall be located in such place as is determined by the Managing Partner, and the Managing Partner may change the location of the principal executive office of the Partnership to any other place within or without the State of Delaware upon ten (10) Business Days prior notice to the other Partner; provided that such principal executive office shall be located in the United States. The Managing Partner may establish and maintain such additional offices and places of business of the Partnership, within or without the State of Delaware, as it deems appropriate.

         1.5      Term.

         The term of the Partnership shall commence on the date the certificate of limited partnership described in Section 17-201 of the Act (the "Certificate") is filed in the office of the Secretary of State of Delaware in accordance with the Act and shall continue until the winding up and liquidation of the Partnership and its business is completed following a Liquidating Event, as provided in Section 15.

         1.6      Filings; Agent for Service of Process.

                  (a) Promptly following the execution of this Agreement, CPP shall cause the Certificate to be filed in the office of the Secretary of State of Delaware in accordance with the Act. The General Partner or, if there is more than one, the General Partners shall take any and all other actions reasonably necessary to perfect and maintain the status of the Partnership as a limited partnership under the laws of Delaware. The General Partner or, if there is more than one, the General Partners shall cause amendments to the Certificate to be filed whenever required by the Act. The Managing Partner shall furnish to the other Partner a copy of any document filed or recorded as contemplated by this
Section 1.6 promptly following the filing or recording thereof.

                  (b) The General Partner or, if there is more than one, the General Partners shall execute and cause to be filed original or amended Certificates and shall take any and all other actions that may be reasonably necessary to perfect and maintain the status of the Partnership as a limited partnership or similar type of entity under the laws of any other states or jurisdictions in which the Partnership engages in business, including qualifying the Partnership to do business as a foreign limited partnership in the states of California, Nevada and Arizona.

                  (c) The registered agent for service of process on the Partnership shall be The Corporation Trust Company or any successor appointed by the Managing Partner in accordance with the Act. The registered office of the Partnership in the State of Delaware shall be located at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 or at the

                                       -2-
                                                              December 12, 1996
principal office in Delaware of any successor registered agent appointed by the Managing Partner in accordance with the Act.

         1.7      Title to Property.

         Neither Partner shall have any ownership interest in its individual name or right in any real or personal property owned, directly or indirectly, by the Partnership, and each Partner's Interest and Special Interest shall be personal property for all purposes. The Partnership shall hold all of its Property in the name of the Partnership or its nominee and not in the name of either Partner.

         1.8      Payments of Individual Obligations.

         The Partnership's credit and assets shall be used solely for the benefit of the Partnership, and no asset of the Partnership shall be transferred or encumbered for, or in payment of, any individual obligation of either Partner.

         1.9      Independent Activities.

         Each Partner shall be required to devote only such time to the affairs of the Partnership as such Partner determines in its sole discretion may be necessary to manage and operate the Partnership to the extent contemplated by this Agreement, and, except as expressly provided herein, each Partner and its Affiliates shall be free to serve any other Person or enterprise in any capacity that it may deem appropriate in its discretion.

         1.10     Definitions.

         Capitalized words and phrases used in this Agreement have the following meanings:

                  "Accountants" means, as of any time, such firm of nationally recognized independent certified public accountants that, as of such time, has been appointed by the Managing Partner as the accountants for the Partnership.

                  "Act" means the Delaware Revised Uniform Limited Partnership Act, as set forth in Del. Code Ann. tit. 6, ss.ss. 17-101 to 17-1111.

                  "Additional Capital Contributions" means, with respect to each Partner, the Capital Contributions made by such Partner pursuant to Section 2.3, but excluding Special Contributions pursuant to Section 2.4(b), reduced by the amount of any liabilities of such Partner assumed by the Partnership in connection with such Capital Contributions or which are secured by any property contributed by such Partner as a part of such Capital Contributions. In the event all or a portion of an Interest is Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Additional Capital Contributions of the transferor to the extent they relate to the Transferred Interest.

                                       -3-
                                                              December 12, 1996

                  "Adjusted Capital Account Deficit" means, with respect to any Exclusive Limited Partner, the deficit balance, if any, in such Exclusive Limited Partner's Capital Account as of the end of the relevant Allocation Year, after giving effect to the following adjustments:

                           (i)      Credit to such Capital Account any amounts
which such Exclusive Limited Partner is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704- 2(g)(1) and 1.704-2(i)(5); and

                           (ii)     Debit to such Capital Account the items
described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)
(5) and 1.704-1(b)(2)(ii)(d)(6).

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

                  "Adverse Act" means, with respect to Holdings or CPP, as applicable, the occurrence of any of the following:

                           (i)      Failure to make an Original Capital
Contribution under Section 2.2 or the failure to make an Additional Capital Contribution that was required to be made by it under Section 2.3(a), in any case within ten (10) days following the date on which such Capital Contribution was required to be made;

                           (ii)     Such Partner Disposes, or has Disposed of,
all or any part of its Interest or Special Interest except as required or permitted by this Agreement; provided, however, that no Adverse Act shall be considered to have occurred until thirty (30) days following the involuntary encumbrance of all or any part of such Interest or Special Interest if during such thirty (30) day period the affected Partner acts diligently to, and prior to the end of such thirty (30)day period does, remove such encumbrance, including effecting the posting ofa bond to prevent foreclosure where necessary;

     (iii) Such Partner has committed a material breach of any material covenant contained in this Agreement (other than as otherwise expressly enumerated in this definition) or a material default on any material obligation provided for in this Agreement (other than as otherwise expressly enumerated in this definition) and such breach or default continues for thirty (30) days after the date written notice thereof has been given to such Partner by the other Partner; provided that if such breach or default is not a failure to pay money and is of such a nature that it cannot reasonably be cured within such thirty (30) day period, but is curable and such Partner in good faith begins efforts to cure it within such thirty (30) day period and continues diligently to do so, such breach or default shall not constitute an Adverse Act unless such Partner fails to effect a cure thereof within a reasonable additional period after such thirty
(30) day period (which shall not exceed an additional ninety (90) days unless otherwise approved by the other Partner); and provided further that if, within thirty (30) days after the date written

                                       -4-
                                                             December 12, 1996
notice of such breach or default has been given to such Partner, such Partner delivers a Contest Notice to the other Partner, such breach or default shall not constitute an Adverse Act unless and until (and assuming that such breach or default has not theretofore been cured in full and that any applicable cure period has expired) there is a Final Determination that such Partner's actions or failures to act constituted such a breach or default; and provided further that this subparagraph (iii) shall not apply in the event of a breach of Section 8.2(d) hereof, which breach shall constitute an Adverse Act (if at all) pursuant to subparagraph (viii) below;

                           (iv)     The Bankruptcy of such Partner or the
occurrence of any other event that would permit a trustee or receiver to acquire control of the affairs or assets of such Partner;

                           (v)      The occurrence of an IXC Transaction with
respect to such Partner;

                           (vi)     With respect to CPP, the occurrence of a
Change in Control of CPP without the consent of Holdings;

                           (vii)    Such Partner otherwise causes a dissolution
of the Partnership in contravention of the terms of this Agreement (other than solely by reason of the Bankruptcy of such Partner); or

                           (viii)  The  occurrence  of, or the  existence  of,
any event with respect to such Partner that causes such Partner to become a BOC; provided, however, that no Adverse Act shall have occurred if such Partner has taken actions which have cured the circumstances that would otherwise have constituted an Adverse Act under this subparagraph (viii) within ninety (90) days after the date written notice of the occurrence of such event has been given to such Partner by the other Partner; and provided further that if, within ninety (90) days after the date written notice of such occurrence has been given to such Partner, such Partner delivers a Contest Notice to the other Partner that it contests such occurrence (or contests whether such occurrence constitutes an Adverse Act under this subparagraph (viii)), such occurrence shall not constitute an Adverse Act unless and until (and assuming that such circumstances have not theretofore been cured in full and the applicable cure period has expired) there is a Final Determination that such occurrence constitutes an Adverse Act under this subparagraph (viii).

                  An "Adverse Partner" is a Partner with respect to which an Adverse Act has occurred.

                  "Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with such Person. For purposes of this definition, the term "controls" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. The terms "controlled by" and "under common control with" have meanings corresponding to the meaning of "controls." Notwithstanding the foregoing, (i) neither the

                                       -5-
                                                             December 12, 1996

Partnership nor any Person controlled by the Partnership shall be deemed to be an Affiliate of either Partner or any Affiliate of either Partner, and (ii) no partner of Holdings or MinorCo, nor any of its Affiliates, shall be deemed to control Holdings, MinorCo, or any Person controlled by Holdings or MinorCo
(including Sprint Spectrum L.P. and WirelessCo), solely as a result of such partner's interest in Holdings or MinorCo, unless such partner, together with its Controlled Affiliates, owns seventy-five percent (75%) or more of the Voting Percentage Interests (as defined in the Holdings Partnership Agreement) of Holdings.

                  "Agreement" means this Agreement of Limited Partnership, including all Schedules hereto, as amended from time to time.

                  "Allocation Year" means (i) the period commencing on the date of this Agreement and ending on December 31, 1996, (ii) any subsequent twelve
(12) month period commencing on January 1 and ending on December 31, or (iii) any portion of the period described in clauses (i) or (ii) for which the Partnership is required to allocate Profits, Losses, and other items of Partnership income, gain, loss or deduction pursuant to Section 3.

                  "Available Cash" means as of any date the cash of the Partnership as of such date less such portion thereof as the Managing Partner determines to reserve for Partnership expenses, debt payments, capital improvements, replacements, and contingencies and less any cash distributed to the Partnership by LeasingCo pursuant to Section 4.1(a) of the Agreement of Limited Partnership of LeasingCo and any cash distributed to the Partnership by LeasingCo pursuant to Section 8.2 of the Agreement of Limited Partnership of LeasingCo to the extent such distributions pursuant to Section 8.2 do not exceed the Partnership's "Preferred Capital Contribution" (as defined in the Agreement of Limited Partnership of LeasingCo).

                  "Bankruptcy" means, with respect to any Person, a "Voluntary Bankruptcy" or an "Involuntary Bankruptcy." A "Voluntary Bankruptcy" means, with respect to any Person, the inability of such Person generally to pay its debts as such debts become due (other than any obligation of such Person to make capital contributions under this Agreement), or an admission in writing by such Person of its inability to pay its debts generally or a general assignment by such Person for the benefit of creditors; the filing of any petition or answer by such Person seeking to adjudicate it bankrupt or insolvent, or seeking for itself any liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of such Person or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking, consenting to, or acquiescing in the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for such Person or for any substantial part of its property; or corporate action taken by such Person to authorize any of the actions set forth above. An "Involuntary Bankruptcy" means, with respect to any Person, without the consent or acquiescence of such Person, the entering of an order for relief or approving a petition for relief or reorganization or any other petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or other similar relief under any present or future bankruptcy, insolvency or similar statute, law or regulation, or the filing of any such petition against such Person which petition shall not be dismissed within ninety (90) days,

                                       -6-
                                                             December 12, 1996
or, without the consent or acquiescence of such Person, the entering of an order appointing a trustee, custodian, receiver or liquidator of such Person or of all or any substantial part of the property of such Person which order shall not be dismissed within sixty (60) days.

                 "BOC" means a "BOC" or one of the "Bell Operating Companies" as as defined in Section IV.C of the Modification of Final Judgment agreed to by the American Telephone and Telegraph Company and the U.S. Department of Justice and approved by the U.S. District Court for the District of Columbia on August 24, 1982, as reported in United States v. Western Electric Company, Inc., et al., 552 F. Supp. 131 (D.D.C. 1982), aff'd sub nom Maryland v. United States, 460 U.S. 1001 (1983).

                  "Business Day" means a day of the year on which banks are not required or authorized to close in the State of New York.

                  "Capital Account" means, with respect to either Partner, the Capital Account maintained for such Partner in accordance with the following provisions:

                           (i)      To each Partner's Capital Account there
shall be credited such Partner's Capital Contributions, such Partner's distributive share of Profits and any items in the nature of income or gain that are specially allocated pursuant to Section 3.3, Section 3.4 or Section 3.8, and the amount of any Partnership liabilities that are assumed by such Partner or secured by any Property distributed to such Partner as permitted by this Agreement.

                           (ii)     To each Partner's Capital Account there
shall be debited the amount of cash and the Gross Asset Value of any Property distributed or deemed to be distributed to such Partner pursuant to any provision of this Agreement, such Partner's distributive share of Losses and any items in the nature of expenses or losses that are specially allocated pursuant to Section 3.3, Section 3.4 or Section 3.8, and the amount of any liabilities of such Partner assumed by the Partnership (other than liabilities assumed by the Partnership that reduce the amount of any Capital Contribution by such Partner) or any Nonrecourse Liabilities of such Partner that are secured by any Property contributed by such Partner to the Partnership.

                           (iii)    In the event all or a portion of an Interest
or Special Interest is Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred Interest or Special Interest.

                           (iv)     In determining the amount of any liability
for purposes of the definitions of "Additional Capital Contributions" and "Original Capital Contribution" and subparagraphs (i) and (ii) of this definition of "Capital Account," there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

         The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b),

                                       -7-
                                                              December 12, 1996
and shall be interpreted and applied in a manner consistent with such Regulations. If the Managing Partner determines that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including debits or credits relating to liabilities that are secured by contributed or distributed property or are assumed by the Partnership or by either Partner), are computed in order to comply with such Regulations, the Managing Partner may make such modification if it is not likely to have a material effect on the amounts distributable to either Partner pursuant to
Section 15 upon the dissolution and winding up of the Partnership. The Managing Partner also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b). Any such decision or action permitted to be taken by the Managing Partner under this paragraph shall require the consent of the Non-Managing Partner, which consent shall not be unreasonably withheld.

                  "Capital Contribution" means, with respect to either Partner, the amount of money and the initial Gross Asset Value of any property (other than money) contributed or deemed to be contributed to the Partnership with respect to the Interest or Special Interest held by such Partner (other than any amount paid pursuant to Section 2.2(e) or any Special Contribution pursuant to
Section 2.4(b)), reduced, in the case of the contribution of the CPP License, by the amount of the FCC Payment Obligations assumed by the Partnership pursuant to
Section 2.2(a)(iv) (other than any portion of the FCC Payment Obligations representing interest with respect to payments that are permitted by the FCC to be deferred). For purposes of this definition, a contribution of Interim Funding Loans pursuant to Section 2.2(b)(iv) shall be deemed to be a contribution of money in an amount equal to the outstanding principal amount and accrued unpaid interest with respect to such Interim Funding Loans on the date of their contribution to the Partnership.

                  "Carrier" has the meaning set forth in the definition of "IXC" below.

                  "Change in Control" means, with respect to CPP, CPP ceasing to be a Subsidiary of Cox Parent other than in connection with a Permitted Transaction.

                  "Chief Executive Officer" means the chief executive officer of the Partnership, including any interim chief executive officer.

                  "Code" means the Internal Revenue Code of 1986, and "Code Section" refers to a section of the Code.

                  "Contest Notice" means a written notice by a Partner to the other Partner that contests the other Partner's notice of a breach under subparagraph (iii) or subparagraph (viii) of the definition of "Adverse Act."


                                       -8-
                                                             December 12, 1996

                  "Contribution   Date"  means  the  date  on  which  a  Capital
Contribution is to be made pursuant to Section 2.2(c) or Section 2.3.

                  "Controlled Affiliate" of any Person means the Parent of such Person and each Subsidiary of such Parent. As used in Section 6, Section 8.2(b) and Section 8.2(d), the term "Controlled Affiliate" also includes any Affiliate of a Person that such Person or its Parent can directly or indirectly unilaterally cause to take or refrain from taking any of the actions required, prohibited or otherwise restricted by such Section, whether through ownership of voting securities, contractually or otherwise. As used in Section 13.4, the term "Controlled Affiliate" also includes any Affiliate of a Person that such Person or its Parent can directly or indirectly unilaterally cause to take or refrain from taking any action regarding the Partnership, whether through ownership of voting securities, contractually or otherwise.

                  "Cox California" means Cox California PCS, Inc., a Delaware corporation.

                  "Cox Parent" means Cox Communications, Inc. and any successor (by merger, consolidation, Transfer or otherwise) to all or substantially all of its business and assets.

                  "CPP License" means an undivided fractional interest in the License, which interest equals a fraction the numerator of which is $404,883,238 and the denominator of which is $422,530,297.

                  "Depreciation" means, for each Allocation Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Allocation Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Allocation Year, Depreciation shall be determined in the manner described in Regulations Section 1.704-1(b)(2)(iv)(g)(3) or Regulations Section 1.704-3(d)(2), whichever is applicable.

                  "Dispose" means, with respect to any Interest or Special Interest, to Transfer, pledge, hypothecate or otherwise dispose of such Interest or Special Interest, in whole or in part, voluntarily or involuntarily, except by operation of law in connection with a merger, consolidation or other business combination of the Partnership and except that such term shall not include any pledge or hypothecation of, or granting of a security interest in, an Interest or Special Interest in connection with any financing obtained on behalf of the Partnership. The terms "Disposed of," "Disposition" and "Disposed" have meanings corresponding to the meaning of "Dispose."

                  "ESMR" means any commercial mobile radio service, and the resale of such service, authorized under the rules for Specialized Mobile Radio Services designated under Subpart S of Part 90 of the FCC's rules in effect on the date hereof, including the networking, marketing, distribution, sales, customer interface and operations functions relating thereto.


                                       -9-
                                                             December 12, 1996

                  "Exclusive Limited Partner" means any Limited Partner that is not also a General Partner.

                  "FCC" means the Federal Communications Commission.

                  "FCC Payment Obligations" means any payment obligations of Cox Parent or any of its Affiliates to the FCC that were imposed as a condition to the issuance of the License to Cox Parent, as set forth in FCC Public Notice, Report No. 52746 (released March 13, 1995), and any obligation to pay interest with respect to any such payments that are permitted by the FCC to be deferred, as set forth in FCC Public Notice, Report No. WT 96-5 (adopted March 8, 1996, released March 11, 1996).

                  "Final Determination" means (i) a determination set forth in a binding settlement agreement between the Partner alleged to have committed the Adverse Act and the other Partner or (ii) a final judicial determination, not subject to further appeal, by a court of competent jurisdiction.

                  "Fiscal Year" means (i) the period commencing on the date of this Agreement and ending on December 31, 1996, (ii) any subsequent twelve (12) month period commencing on January 1, and ending on December 31, or (iii) the period commencing on the immediately preceding January 1 and ending on the date on which all Property is distributed to the Partners pursuant to Section 15.2. When used in connection with the Initial Business Plan, "Fiscal Year" also means the period commencing on the effective date of the Initial Business Plan and ending on December 31, 1996.

                  "GAAP" means generally accepted accounting principles in effect in the United States of America from time to time.

                  "General Partner" means any Person that (i) is referred to as such in the first paragraph of this Agreement or has become a General Partner pursuant to the terms of this Agreement, and (ii) has not, at any given time, ceased to be a General Partner pursuant to the terms of this Agreement. "General Partners" means all such Persons.

                  "Governmental Authority" means any foreign, federal, state or local court, administrative agency, board, bureau or commission or other governmental department, authority or instrumentality.

                  "Gross Asset Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

                           (i)      The initial Gross Asset Value of any asset
contributed by a Partner to the Partnership shall be the gross fair market value of such asset, as determined pursuant to Section 2.2(a)(i) in the case of the CPP License, Section 2.2(b)(i) in the case of the System Assets (which values take into account the liabilities and obligations to be assumed by the

                                      -10-
                                                             December 12, 1996

Partnership pursuant to Section 2.2(b)(iii)) and Section 2.2(a)(ii) in the case of the Holdings License, and otherwise as agreed to by the Partners;

                           (ii)     The Gross Asset Value of all Partnership
assets shall be adjusted to equal their gross fair market value, as determined by any reasonable means selected by the Managing Partner with the consent of the Non-Managing Partner, which consent shall not be unreasonably withheld, as of the following times: (A) the acquisition of an Interest by any new Partner in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Partnership to a Partner of more than a de minimis amount of Property as consideration for an Interest; (C) the liquidation of the Partnership within the meaning of Regulations Section 1.704- 1(b)(2)(ii)(g); (D) the conversion of a General Partner to an Exclusive Limited Partner if, and only if, in the judgment of the Managing Partner, such adjustment would either cause the Person that is being converted to an Exclusive Limited Partner to have a deficit balance in its Capital Account or increase the amount of such a deficit balance; (E) the conversion of an Exclusive Limited Partner to a General Partner if, and only if, in the judgment of the Managing Partner, such adjustment would either cause any existing General Partner to have a deficit balance in its Capital Account or increase the amount of such a deficit balance; and (F) the adjustment of the Percentage Interests of the Partners pursuant to Section 2.3(a)(iii);

                           (iii)    The Gross Asset Value of any Partnership
asset distributed to a Partner shall be adjusted to equal the gross fair market value of such asset on the date of distribution, as agreed to by the Partners;

                           (iv)     The Gross Asset Values of Partnership assets
shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulation Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of "Profits" and "Losses" and Section 3.3(g); provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) hereof is made in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv).

         If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv) of this definition, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Profits and Losses.

                  "Holdings License" means an undivided fractional interest in the License, which interest equals $17,647,059 divided by $422,530,297.

                  "Holdings Partners" means, at any time, all Persons then admitted as partners of Holdings, together with their respective predecessors-in-interest, if any. For purposes of Section 8.1(i), "Holdings Partners" shall mean Sprint Enterprises, L.P. and its Affiliates (other than any

                                      -11-
                                                             December 12, 1996

LEC  (as  defined  in  the  Holdings  Partnership   Agreement))  and  the  Cable
Subsidiaries (as defined in the Holdings Partnership Agreement) and their respective Controlled Affiliates.

                  "Holdings Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership of Holdings, dated as of January 31, 1996, among Sprint Enterprises, L.P. (formerly known as Sprint Spectrum L.P.), TCI Network Services, Comcast Telephony Services and Cox Telephony Partnership.

                  "Initial Buildout Completion Date" means the earlier of (i) December 14, 1997 or (ii) the date on which the Partnership has fully satisfied the construction requirements applicable to the five-year buildout period specified in Section 24.203(a) of the FCC rules and regulations with respect to the Los Angeles MTA and has filed with the FCC appropriate documentation demonstrating its compliance with such requirements pursuant to Section 24.203(c) of the FCC rules and regulations.

                  "Intermediate Subsidiary" means, with respect to the Parent of a Partner, a Subsidiary of such Parent that holds a direct or indirect equity interest in such Partner.

                  "Interest" means, as to either Partner, all of the interests (other than any Special Interest) of such Partner in the Partnership, including any and all benefits to which the holder of an interest in the Partnership may be entitled as provided in this Agreement and under the Act, together with all obligations of such Partner to comply with the terms and provisions of this Agreement.

                  "IXC" means each of AT&T Corp., MCI Communications Corporation and British Telecommunications plc (each, a "Carrier"), each successor to the long distance telecommunications business of any of the foregoing entities and each respective Affiliate of each such Carrier or successor.

                  "IXC Transaction" means, with respect to either Partner,  that
(i) an IXC has become the beneficial owner of an equity interest in such Partner or an equity interest in any Intermediate Subsidiary (other than a Publicly Held Intermediate Subsidiary) of the Parent of such Partner, (ii) an IXC has become the beneficial owner of securities representing fifteen percent (15%) or more of the voting power of the outstanding voting securities of the Parent of such Partner or any Publicly Held Intermediate Subsidiary of such Parent, and, if such Parent or Publicly Held Intermediate Subsidiary is subject to a State Statute or has a shareholder rights plan, such Parent or Publicly Held Intermediate Subsidiary or the board of directors or other governing body of such Parent or Publicly Held Intermediate Subsidiary has approved such beneficial ownership or otherwise has taken action to waive any applicable restrictions with respect to such ownership or the exercise by the IXC of its rights arising from such ownership under such State Statute or shareholder rights plan, (iii) an IXC has become the beneficial owner of securities representing twenty-five percent (25%) or more of the voting power of the outstanding voting securities of such Parent or any such Publicly Held
Intermediate Subsidiary, provided that, if such IXC is an Affiliate of a Carrier, such Affiliate has identified a Carrier as

                                      -12-
                                                             December 12, 1996
a Person controlling such Affiliate either (a) pursuant to General Instruction C to Schedule 13D, in a Schedule 13D (filed with the Securities and Exchange Commission in accordance with Section 13(d) of the Securities Exchange Act of
1934) or (b) pursuant to General Instruction C to Schedule 14D-1, in a Schedule 14D-1 (filed with the Securities and Exchange Commission in accordance with Section 14(d) of the Securities Exchange Act of 1934), (iv) such Parent or any such Publicly Held Intermediate Subsidiary has sold or issued beneficial ownership in any equity interest in such Parent or Publicly Held Intermediate Subsidiary to an IXC or granted to an IXC any rights with respect to the governance of such Parent or Publicly Held Intermediate Subsidiary that are not possessed generally by the owners of outstanding equity interests in such Parent or Publicly Held Intermediate Subsidiary; or (v) such Partner has otherwise become an Affiliate of an IXC. Solely for the purposes of this definition, the terms "beneficial owner" and "beneficial ownership" shall have the same meaning as in Rule 13d-3 under the Securities Exchange Act of 1934.

                  "LeasingCo" means PCS Leasing Co., L.P., a Delaware limited partnership, to be formed by Holdings and the Partnership pursuant to Section 8.1(h).

                  "LeasingCo Interest" means, as to either Partner, all of the interests of such Partner in LeasingCo, including any and all benefits to which the holder of an interest in LeasingCo may be entitled as provided in the Agreement of Limited Partnership of LeasingCo and under the Act, together with all obligations of such Partner to comply with the terms and provisions of the Agreement of Limited Partnership of LeasingCo.

                  "License Contribution Date" means (i) the fifth Business Day following the satisfaction or waiver of the latest to be satisfied or waived of the conditions set forth in Section 10.1(a) if all other conditions to the obligations of the Partners set forth in Section 10 have been satisfied or waived as of such date or (ii) such other date as may be agreed to in writing by the Partners.

                  "Lien" means any lien, pledge, claim, encumbrance, mortgage or security interest in real or personal property.

                  "Limited Partner" means any Person (i) that is referred to as such in the first paragraph of this Agreement or that has become a Limited Partner pursuant to the terms of this Agreement, and (ii) that, at any given time, holds an Interest or a Special Interest. "Limited Partners" means all such Persons.
                  "Los Angeles MTA" means the MTA encompassing the Los Angeles and San Diego, California metropolitan areas and the Las Vegas, Nevada metropolitan area, which MTA is identified in the FCC Public Notice regarding the PCS Auction as Market No. M-2 (Report No. AUC-94-04, Auction No. 4).

                  "MinorCo" means MinorCo, L.P., a Delaware limited partnership formed by Sprint Enterprises, L.P. (formerly known as Sprint Spectrum L.P.), TCI Network Services,
                                      -13-
                                                             December 12, 1996

Comcast Telephony Services and Cox Telephony Partnership on March 28, 1995, and any successor (by merger, consolidation, Transfer or otherwise) to all or substantially all of MinorCo's business and assets.

                  "MTA" means a Major Trading Area as defined in FCC rules to be codified at 47 C.F.R. ss. 24.13.

                  "Nonrecourse Deductions" has the meaning set forth in Regulations Section 1.704-2(b)(1).

                  "Nonrecourse Liability" has the meaning set forth in Regulations Section 1.704-2(b)(3).

                  "Original Capital Contribution" means, with respect to each Partner, the Capital Contribution to be made by such Partner pursuant to Section
2.2. In the event all or a portion of an Interest or Special Interest is Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Original Capital Contribution of the transferor to the extent it relates to the Transferred Interest or Special Interest.

                  "Parent" means, except as otherwise provided below with respect to a Permitted Transfer or a Permitted Transaction, (i) with respect to Holdings and each Subsidiary of Holdings, Holdings and (ii) with respect to CPP and each Subsidiary of Cox Parent, Cox Parent. With respect to any other Person hereafter admitted to the Partnership as a Partner, the Parent with respect to such Partner shall be the Person identified as such in a Schedule to be attached to this Agreement in connection with the admission of such Partner. In the event of a Permitted Transfer or a Permitted Transaction, the new Parent of the applicable Partner immediately following such Permitted Transfer or Permitted Transaction will be the ultimate parent entity (as determined in accordance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder (the "HSR Act")) of such Partner (or such Partner if it is its own ultimate parent entity); provided that (i) if such ultimate parent entity is not a Publicly Held Person then the next highest entity in the ownership chain from such ultimate parent entity to and including such Partner which is a Publicly Held Person shall be deemed to be the new Parent, and (ii) if (A) the Partner is a Subsidiary of Cox Parent or (B) the new Partner and Cox Parent are both Subsidiaries of Cox Enterprises, Inc. and more than fifty percent (50%) of the ownership interests of the new Partner are owned or controlled, directly or indirectly through one or more Subsidiaries, by Cox Parent, then the Parent of the new Partner shall be Cox Parent. If there is no intermediate Publicly Held Person, the Parent shall be the highest entity in the ownership chain from the ultimate parent entity to and including such Partner which is not an individual. For purposes of the definition of Controlled
Affiliate, the Parent of a Person that is neither a Partner nor a Controlled Affiliate of a Partner is the ultimate parent entity (as determined in accordance with the HSR Act) of such Person.

                  "Parent Undertaking" means a written instrument in substantially the form ofExhibit 1.10.

                                      -14-
                                                             December 12, 1996

                  "Partner" means any Person that is either a General Partner, a Limited Partner, or both a General Partner and a Limited Partner, and "Partners" means all of such Persons.

                  "Partner Nonrecourse Debt" has the meaning set forth in Regulations Section 1.704-2(b)(4).

                  "Partner Nonrecourse Debt Minimum Gain" means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

                  "Partner Nonrecourse Deductions" has the meaning set forth in Regulations Sections 1.704-2(i)(1) and 1.704-2(i)(2).

                  "Partnership" means the partnership formed pursuant to this Agreement and the partnership continuing the business of this Partnership in the event of dissolution as herein provided.

                  "Partnership Minimum Gain" has the meaning set forth in Regulations Sections 1.704-2(b)(2) and 1.704-2(d).

                  "PCS" means a radio communications system authorized under the rules for broadband personal communications services designated as Subpart E of
Part 24 of the FCC's rules, including the network, marketing, distribution, sales, customer interface and operations functions relating thereto.

                  "PCS Auction" means the series of simultaneous multiple round auctions for broadband PCS licenses conducted by the FCC under the authority of
Section 309(j) of the Communications Act of 1934, 47 U.S.C. ss. 309(j) (1993), in accordance with the rules promulgated thereunder by the FCC.

                  "Percentage Interest" means, except as provided in Section 2.3(a)(iii), in the case of CPP, fifty-one percent (51%) and, in the case of Holdings, forty-nine percent (49%). In the event all or any portion of an Interest is Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Percentage Interest of the transferor to the extent it relates to the Transferred Interest.

                  "Permitted Transaction" means (i) with respect to CPP, a transaction or series of related transactions in which (A) CPP ceases to be a Subsidiary of Cox Parent or CPP Transfers its Interest to a Person that is not a Controlled Affiliate of Cox Parent and (B) the new Parent of CPP (or CPP if it is its own Parent) or the Parent of the transferee of the Interest after giving effect to such transaction, or the last transaction in a series of related transactions, owns, directly and indirectly through its Controlled Affiliates, at least 75% (based on the number of basic subscribers) of the cable television systems owned by Cox Parent, directly and indirectly through

                                      -15-
                                                              December 12, 1996
its  Controlled  Affiliates,  in the  United  States of America  (including  its territories and possessions other than Puerto Rico) immediately prior to the commencement of such transaction or series of transactions, and (ii) with respect to Holdings, a transaction or series of related transactions in which
(A) Holdings Transfers its Interest to a Person that is not a Controlled Affiliate of Holdings and (B) the transferee of the Interest after giving effect to such transaction, or the last transaction in a series of related transactions, owns, directly and indirectly through its Controlled Affiliates, Wireless Business assets serving at least 75% of the aggregate number of customers served by the Wireless Business owned by Holdings, directly and indirectly through its Subsidiaries.

                  "Person" means any individual, partnership, corporation, trust, or other entity.

                  "Prime Rate" means the rate announced from time to time by Citibank, N.A. as its prime rate.

                  "Profits" and "Losses" means, for each Allocation Year, an amount equal to the Partnership's taxable income or loss for such Allocation Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication):

                           (i)      Any income of the Partnership that is exempt
from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be added to such taxable income or loss;
                           (ii)     Any expenditures of the Partnership
described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses," shall be subtracted from such taxable income or loss;

                           (iii)    In the event the Gross Asset Value of any
Partnership asset is adjusted pursuant to subparagraph (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits or Losses;

                           (iv)     Gain or loss resulting from any disposition
of Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value;

                           (v)      In lieu of the depreciation, amortization,
and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into

                                      -16-
                                                              December 12, 1996
account Depreciation for such Allocation Year, computed in accordance with the definition of Depreciation;

                           (vi)     To the extent an adjustment to the adjusted
tax basis of any Partnership asset pursuant to Code Section 734(b) is required pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Partner's Interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Profits or Losses; and

                           (vii) Notwithstanding any other provision of this
definition of "Profits" or "Losses," any items which are specially allocated pursuant to Section 3.3 or Section 3.4, Special Profits and Special Losses shall not be taken into account in computing Profits or Losses.

The amounts of the items of Partnership income, gain, loss or deduction available to be specially allocated pursuant to Section 3.3 and Section 3.4 shall be determined by applying rules analogous to those set forth in this definition of "Profits" and "Losses."

                  "Property" means all real and personal property acquired by the Partnership and any improvements thereto, and shall include both tangible and intangible property.

                  "Publicly Held" means, with respect to any Person, that such Person has a class of equity securities registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934.

                  "Publicly Held Intermediate Subsidiary" means, with respect to the Parent of a Partner, an Intermediate Subsidiary of such Parent that is Publicly Held.

                  "Qualified Pre-Operating Expenses" means all expenses incurred and paid by Cox Parent or any Subsidiary of Cox Parent after October 1, 1994 and on or before the earlier of the License Contribution Date or December 31, 1996 in connection with the business of the Partnership, other than (i) legal and other similar expenses incurred in obtaining the License, (ii) expenses incurred by Cox Parent or any Subsidiary of Cox Parent for payments made to Ericsson for GSM technology development for which Cox Parent or any Subsidiary of Cox Parent is entitled to reimbursement by Holdings under a letter agreement, dated as of February 28, 1996, between Cox California and Holdings, (iii) any payments made to the FCC with respect to the FCC Payment Obligations, (iv) costs and expenses relating to any assets acquired by Cox Parent or any Subsidiary of Cox Parent that are not included in the System Assets (other than assets that would have been included in the System Assets had they not been consumed, retired or otherwise disposed of in the development of the business of the Partnership),
(v) expenses incurred by Cox Parent or any Subsidiary of Cox Parent in connection with the formation of the Partnership, including fees and expenses incurred in connection with the

                                      -17-
                                                             December 12, 1996
negotiation  and  preparation of this Agreement and the agreements  contemplated
herein,   (vi)  Research  and  Experimental   Expenditures  and  (vii)  Start-Up
Expenditures.

                  "Regulations" means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, and "Regulations Section" refers to a section of the Regulations.

                  "Research and Experimental Expenditures" means all expenses incurred and paid by Cox Parent or any Subsidiary of Cox Parent after October 1, 1994 and on or before the earlier of the License Contribution Date or December 31, 1996 in connection with the business of the Partnership that are "research or experimental expenditures" as defined in Regulations Section 1.174-2, other than any such expenses described in clauses (i) through (v) of the definition of "Qualified Pre-Operating Expenses."

                  "Special Interest" means an interest in the Partnership (and any portion thereof) to be received by CPP pursuant to Section 2.2(a)(i) that entitles the holder thereof to distributions pursuant to Section 4.2 and allocations of Special Profits and Special Losses pursuant to Section 3.8.

                  "Special Profits" and "Special Losses" means, for each Allocation Year, an amount equal to the Partnership's taxable income or loss for such Allocation Year, determined by taking into account only items of income, gain, deduction or loss allocable to the Partnership pursuant to Section 3.1(b) or Section 3.2(b) of the Agreement of Limited Partnership of LeasingCo

                  "Sprint Brand" means the trademark "Sprint" together with the related "Diamond" logo.

                    "Sprint Spectrum L.P." means Sprint Spectrum L.P. (formerly known as MajorCo Sub, L.P.), a Delaware limited partnership formed by Holdings and MinorCo on March 28, 1995.

                  "Start-Up Expenditures" means all expenses incurred and paid by Cox Parent or any Subsidiary of Cox Parent after October 1, 1994 and on or before the earlier of the License Contribution Date or December 31, 1996 in connection with the business of the Partnership that are "start-up expenditures" as defined in Code Section 195(c)(1), other than any such expenses described in clauses (i) through (vi) of the definition of "Qualified Pre-Operating Expenses."

                  "State Statutes" means any business combination statute, anti-takeover statute, fair price statute, control share acquisition statute or any other state statute or regulation that contains any similar prohibition, limitation, obligation, restriction or other provision adopted and in effect in the jurisdiction of organization of a Person that affects the rights of any other Person that acquires a specified percentage ownership interest in such Person without the consent or approval

                                      -18-
                                                             December 12, 1996
of the board of directors or other governing body of such other Person and includes, with respect to Cox Parent, Section 203 of the Delaware General Corporation Law.

                  "Subsidiary" of any Person as of any relevant date means a corporation, company or other entity (i) more than fifty percent (50%) of whose outstanding shares or equity securities are, as of such date, owned or controlled, directly or indirectly through one or more Subsidiaries, by such Person, and the shares or equity securities so owned entitle such Person and/or its Subsidiaries to elect at least a majority of the members of the board of directors or other managing authority of such corporation, company or other entity notwithstanding the vote of the holders of the remaining shares or equity securities so entitled to vote or (ii) which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but more than fifty percent (50%) of whose ownership interest is, as of such date, owned or controlled, directly or indirectly through one or more Subsidiaries, by such Person, and in which the ownership interest so owned entitles such Person and/or Subsidiaries to make the decisions for such corporation, company or other entity. If each of CPP and Cox Parent is a Subsidiary of Cox Enterprises, Inc. under the foregoing definition and more than fifty percent (50%) of the ownership interests of CPP are owned or controlled, directly or indirectly through one or more Subsidiaries, by Cox Parent, then CPP shall be deemed to be a Subsidiary of Cox Parent for purposes of this Agreement.

                  "System Assets" means all tangible and intangible assets owned by Cox Parent or any of its Subsidiaries that are held for use in the development of a PCS system in the Los Angeles MTA under the License, including any technology rights and the other assets identified on Schedule 1.10 hereto, but excluding the License.

                  "Technical   Information"  means  all  technical  information,
regardless of form and however transmitted and shall include, among other forms, computer software, including computer program code, and system and user documentation, drawings, illustrations, diagrams, reports, designs, specifications, formulae, know-how, procedural protocols and methods and manuals.

                  "Transfer" means, as a noun, any sale, exchange, assignment or transfer and, as a verb, to sell, exchange, assign or transfer.

                  "Voluntary Bankruptcy" has the meaning set forth in the definition of "Bankruptcy."

                  "Wireless Business" means all wireless communications services that use radio spectrum for cellular, PCS, ESMR, paging, mobile telecommunications and any other voice or data wireless services, whether fixed or mobile, excluding the provision of video wireless services and the provision of satellite or broadband microwave transmission services.


                                      -19-
                                                             December 12, 1996

                  "WirelessCo"  means  WirelessCo,   L.P.,  a  Delaware  limited
partnership, and any successor (by merger, consolidation, Transfer or otherwise) to all or substantially all of WirelessCo's business and assets.

                  "WirelessCo Partnership Agreement" means the Agreement of Limited Partnership of WirelessCo, dated as of October 24, 1994, among Sprint Spectrum, Inc., TCI Network, Inc., Comcast Telephony Services and Cox Communications Wireless, Inc.

         1.11     Additional Definitions.

         Defined Term                                    Defined in

         "Adjusted Net Equity"                        Section 2.3(a)(iii)(C)
         "Agents"                                     Section 6.5(a)
         "Attribution Cap"                            Section 8.2(b)(i)(C)
         "Base Value"                                 Section 2.3(a)(iii)(D)
         "Brief"                                      Section 5.2(c)(ii)
         "Budget"                                     Section 5.2(b)
         "Budget Objection"                           Section 5.2(c)
         "Business Plan"                              Section 5.2(b)
         "Certificate"                                Section 1.5
         "Competitive Activity"                       Section 6.1
         "Confidential Information"                   Section 6.5(a)
         "Damages"                                    Section 12.1(a)(ii)
         "Delinquent Partner"                         Section 2.4(a)
         "Election Notice"                            Section 12.2(a)
         "Election Period"                            Section 12.2(b)
         "Environmental Laws"                         Section 9.2(j)(i)
         "Floating Rate"                              Section 2.4(c)
         "Firm Offer"                                 Section 13.4(b)
         "First Appraiser"                            Section 12.4
         "Foreign Ownership Restriction"              Section 8.2(b)(i)(A)
         "Foreign Ownership Threshold"                Section 8.2(b)(i)(B)
         "Free to Sell Period"                        Section 13.4(f)
         "General Partner Percentage Interest"        Section 2.1
         "Gross Appraised Value"                      Section 12.4
         "Holdings Required Cash Contribution"        Section 2.2(c)
         "Initial Business Plan"                      Section 5.2(a)
         "Initial Offer"                              Section 15.6(b)
         "Interested Party Decision"                  Section 8.2(a)
         "Interim Funding Loans"                      Section 2.9(a)
         "Interim Lender"                             Section 2.9(a)
         "Leased Employees"                           Section 8.1(c)(ii)
         "Leased Employment Termination Date"         Section 8.1(c)(i)

                                      -20-
                                                            December 12, 1996

         "License"                                    Section 1.3(a)
         "Liquidating Events"                         Section 15.1(a)
         "Liquidator"                                 Section 15.2
         "Limited Partner Percentage Interest"        Section 2.1
         "MajorCorp"                                  Section 13.6(e)(ii)
         "Managing Partner"                           Section 5.1(b)
         "Mediator"                                   Section 5.2(c)(ii)
         "Non-Adverse Partner"                        Section 12.1(a)
         "Non-Managing Partner"                       Section 5.1(b)
         "Net Equity"                                 Section 12.3
         "Net Equity Notice"                          Section 12.3
         "Offer Notice"                               Section 13.4(b)
         "Offer Period"                               Section 13.4(c)
         "Offer Price"                                Section 13.4(a)
         "Offered Interest"                           Section 13.4
         "Offeree"                                    Section 13.4(b)
         "Partner Loan"                               Section 2.6
         "Partnership Technical Information"          Section 8.1(e)
         "Penalty"                                    Section 2.4(a)
         "Permitted Transfer"                         Section 13.2
         "Proposed Budget"                            Section 5.2(c)
         "Proposed Business Plan"                     Section 5.2(c)
         "Proprietary Technical Information"          Section 8.8(b)
         "Purchase Notice"                            Section 12.2(b)
         "Purchase Offer"                             Section 13.4(a)
         "Purchaser"                                  Section 13.4(a)
         "Receiving Party"                            Section 6.5(b)(i)
         "Regulatory Allocations"                     Section 3.4
         "Requesting Party"                           Section 8.8(b)
         "Restricted Party"                           Section 6.5(a)
         "Second Appraiser"                           Section 12.4
         "Seller"                                     Section 13.4
         "Senior Credit Agreement"                    Section 2.6
         "Special Contribution"                       Section 2.4(b)
         "System Assets Sales Agreement"              Section 2.8(a)
         "Tagalong Notice"                            Section 13.5(a)
         "Tagalong Offer"                             Section 13.5(a)
         "Tagalong Period"                            Section 13.5(a)
         "Tagalong Purchaser"                         Section 13.5(a)
         "Tagalong Transaction"                       Section 13.5(a)
         "Tax Matters Partner"                        Section 11.3(a)
         "Third Appraiser"                            Section 12.4
         "Trademark License"                          Section 8.1(a)
         "Transferring Partner"                       Section 13.5(a)

                                      -21-
                                                            December 12, 1996

         "Unpaid Amount"                               Section 2.4(a)
         "Unpaid Holdings Required Cash Contribution"  Section 2.2(e)(i)

         1.12     Terms Generally.

         The definitions in Section 1.10 and elsewhere in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The words "herein," "hereof" and "hereunder" and words of similar import refer to this Agreement (including the Schedules hereto) in its entirety and not to any part hereof unless the context shall otherwise require. All references herein to Articles, Sections (other than Code Sections or Regulations Sections), Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Unless the context shall otherwise require, any references to any agreement or other instrument or statute or regulation are to it as amended and supplemented from time to time (and, in the case of a statute or regulation, to any corresponding provisions of successor statutes or regulations). Any reference in this Agreement to a "day" or number of "days" (without the explicit qualification of "Business") shall be interpreted as a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action or notice shall be deferred until, or may be taken or given on, the next Business Day.

                   SECTION 2. PARTNERS' CAPITAL CONTRIBUTIONS

         2.1 Percentage Interests; Preservation of Percentages of Interests Held as General Partner and as Limited Partner.

         The initial Percentage Interest of CPP represents the sum of the "General Partner Percentage Interest" and "Limited Partner Percentage Interest" of CPP. The initial Percentage Interest of Holdings represents the "Limited Partner Percentage Interest" of Holdings. Except as expressly provided in this Agreement, or as may result from a Transfer of Interests required or permitted by this Agreement, the Percentage Interest of a Partner shall not be subject to increase or decrease without such Partner's prior consent. With respect to a Partner that holds its Interest as both a General Partner and a Limited Partner:

                  (a) such Partner will hold ninety-nine percent (99.0%) of its Interest as a General Partner and one percent (1.0%) of its Interest as a Limited Partner;

                  (b) the amount of any Capital Contributions made by such Partner pursuant to Section 2, and any allocations and distributions to such Partner pursuant to Section 3 or Section 4 shall be allocated ninety-nine percent (99.0%) to the Interest held by such Partner as a General Partner and one percent (1.0%) to the Interest held by such Partner as a Limited Partner;

                                      -22-
                                                             December 12, 1996

                  (c) if such Partner Transfers all or any portion of its Interest pursuant to this Agreement, ninety-nine percent (99.0%) of the aggregate Interest so Transferred shall be treated as attributable to the Interest held by the transferring Partner as a General Partner and one percent (1.0%) of the aggregate Interest so Transferred shall be treated as attributable to the Interest held by the transferring Partner as a Limited Partner;

                  (d) if the Interest of such Partner is otherwise increased or decreased pursuant to this Agreement, the amount of the increase or decrease, as the case may be, shall be allocated ninety-nine percent (99.0%) to the Interest held by such Partner as a General Partner and one percent (1.0%) to the Interest held by such Partner as a Limited Partner; and

                  (e) such Partner will be treated for purposes of this Agreement as though it holds a single Interest.

         2.2      Partners' Original Capital Contributions and Interest Payments

                  (a)      License.

                           (i)      On the License Contribution Date, CPP shall
contribute to the Partnership the CPP License. For purposes hereof, the contribution to the Partnership by CPP of an undivided fractional interest in the License may be effected through the direct conveyance by Cox Parent of the License to the Partnership. For purposes of paragraph (i) of the definition of Gross Asset Value in Section 1.10, the initial Gross Asset Value of the CPP License is $404,883,238. In consideration for that portion of its contribution pursuant to this Section 2.2(a)(i) having an initial Gross Asset Value equal to the amount of capital contributions required to be made by the Partnership to LeasingCo pursuant to Section 2.1(a) of the Agreement of Limited Partnership of LeasingCo, the Partnership shall issue to CPP all of the Special Interests in the Partnership.
                           (ii)     On the License Contribution Date, Holdings
shall contribute to the Partnership the Holdings License. For purposes hereof, the contribution to the Partnership by Holdings of an undivided fractional interest in the License may be effected through the direct conveyance by Cox Parent of the License to the Partnership. For purposes of paragraph (i) of the definition of Gross Asset Value in Section 1.10, the initial Gross Asset Value of the Holdings License is $17,647,059.

                           (iii) The initial Gross Asset Value of the License is
$422,530,297.

                           (iv)     If the FCC, in granting its consent to the
assignment of the License to the Partnership, consents to the assumption of the FCC Payment Obligations by the Partnership in a manner that allows CPP reasonably to determine that it would not be required by GAAP to reflect the FCC Payment Obligations as a liability on its balance sheet were the

                                      -23-
                                                             December 12, 1996

FCC Payment Obligations to be assumed by the Partnership, then, upon the contribution of the license,

                                    (A)     the Partnership shall assume, and
 shall undertake to pay, satisfy and discharge, the FCC Payment Obligations; and

                                    (B)     the Partnership shall reimburse Cox
Parent for any interest payments made by Cox Parent or any of its Affiliates prior to the contribution of the License with respect to any portion of the FCC Payment Obligations.

                           (v)      If the FCC, in granting its consent to the
assignment of the License to the Partnership, does not consent to the assumption of the FCC Payment Obligations by the Partnership in a manner that allows CPP reasonably to determine that it would not be required by GAAP to reflect the FCC Payment Obligations as a liability on its balance sheet were the FCC Payment Obligations to be assumed by the Partnership, then, upon the contribution of the License, the Partnership shall reimburse Cox Parent for any interest payments made by Cox Parent or any of its Affiliates prior to the contribution of the License with respect to any portion of the FCC Payment Obligations to the extent that such interest payments exceed the amount of interest that would have been payable by Cox Parent or any of its Affiliates to the FCC had the interest rate applicable to the FCC Payment Obligations been five and seven-eighths percent (5.875%).

                           (vi)     Prior to the contribution of the License,
CPP or Cox Parent shall provide written notice to Holdings of (A) its determination whether CPP would be required by GAAP to reflect the FCC Payment Obligations as a liability on its balance sheet were the FCC Payment Obligations to be assumed by the Partnership, and (B) the amount of any interest payments made by Cox Parent or any of its Affiliates prior to the contribution of the License with respect to any portion of the FCC Payment Obligations, including evidence of such payments.

                           (vii)    The contribution of the License to the
Partnership and the assumption by the Partnership of the liabilities and obligations described in Section 2.2(a)(iv) shall be effected through the execution of conveyancing documents, assumption agreements and other instruments in form and substance reasonably satisfactory to each of the Partners.

                  (b)      System Assets and Interim Funding Loans.

                           (i)      If the Partnership assumes the FCC Paymen
Obligations pursuant to Section 2.2(a)(iv) and the License Contribution Date precedes a purchase and sale of the System Assets pursuant to the System Assets Sales Agreement, then, on the License Contribution Date, CPP shall contribute to the Partnership the System Assets held by Cox Parent or any Subsidiary of Cox Parent on the License Contribution Date. For purposes hereof, the contribution to the Partnership by CPP of the System Assets held by Cox Parent or any Subsidiary of Cox Parent on the License Contribution Date (A) may be effected through the

                                      -24-
                                                             December 12, 1996
direct conveyance by Cox Parent or one or more of its Subsidiaries of the System Assets to the Partnership, LeasingCo or any other Subsidiary of the Partnership and (B) shall be effected through the execution of conveyancing documents and other instruments in form and substance reasonably satisfactory to each of the Partners.

                           (ii)     For purposes of paragraph (i) of the
definition of Gross Asset Value in Section 1.10, the aggregate initial Gross Asset Value of the System Assets shall equal the sum of (A) the Qualified Pre-Operating Expenses as of the License Contribution Date, (B) the Research and Experimental Expenditures as of the License Contribution Date, (C) the Start-Up Expenditures as of the License Contribution Date, plus (D) interest on the amount of each item of expense included in the Qualified Pre-Operating Expenses, the Research and Experimental Expenditures or the Start-Up Expenditures at a rate of 10.0% per year from the date such expense was paid until the date of this Agreement and at a rate of 7.25% per year from the date of this Agreement until the License Contribution Date. Following the determination of the aggregate initial Gross Asset Value of the System Assets pursuant to this Agreement, the Partners will agree upon the initial Gross Asset Value of each item of tangible and intangible property included in such System Assets. In determining the initial Gross Asset Value of each item of tangible and intangible property included in such System Assets, the Partners will endeavor to achieve, to the extent possible and consistent with Code Section 704(c), the same tax consequences for the Partners as would have resulted had the Partnership (A) been in existence when the Qualified Pre-Operating Expenses, the Research and Experimental Expenditures and the Start-Up Expenditures were incurred and (B) incurred such expenses itself. If the Partners are unable to agree upon the initial Gross Asset Value of any item of tangible or intangible property included in such System Assets within ninety (90) days following the determination of the aggregate initial Gross Asset Value of the System Assets, the Partners shall jointly designate an independent certified public accountant to resolve any dispute between them regarding such initial Gross Asset Value. The accountant's resolution of the dispute shall be final and binding on the Partners. Any fees or expenses of this accountant shall be paid by the Partnership.

                           (iii)    Upon the contribution to the Partnership of
any System Assets pursuant to Section 2.2(b)(i), the Partnership shall assume, and shall undertake to pay, satisfy and discharge, all liabilities and obligations of Cox Parent and any of its Affiliates arising out of or relating to such System Assets, other than (A) liabilities and obligations constituting Qualified Pre-Operating Expenses, Research and Experimental Expenditures or Start-Up Expenditures and (B) any liability or obligation arising on or before the contribution of the System Assets to the Partnership to the extent that Cox Parent or any of its Affiliates would be compensated for such liability or obligation under any insurance policy of Cox Parent or any of its Affiliates in the absence of the assumption thereof hereunder, and Cox Parent and its Affiliates shall be released from all such assumed liabilities and obligations. The assumption by the Partnership of the liabilities and obligations described in this Section 2.2(b)(iii) shall be effected through the execution of assumption agreements and other instruments in form and substance reasonably satisfactory to each of the Partners.


                                      -25-
                                                            December 12, 1996

                           (iv)     If the Partnership assumes the FCC Payment
Obligations pursuant to Section 2.2(a)(iv), then, on the License Contribution Date, CPP shall contribute to the Partnership on the License Contribution Date all rights of each Interim Lender as of the License Contribution Date to any payment of principal or interest with respect to the Interim Funding Loans (other than Interim Funding Loans required to be repaid pursuant to Section 2.9(c)).

                  (c) Holdings Cash Contributions. Holdings shall be obligated to contribute to the Partnership cash in an amount equal to $371,358,405 less the amount of capital contributions required to be made by Holdings to LeasingCo pursuant to Section 2.1(a) of the Agreement of Limited Partnership of LeasingCo. The Original Capital Contribution required to be made pursuant to this Section 2.2(c) (the "Holdings Required Cash Contribution") shall be made in cash by wire transfer of immediately available funds in accordance with the following procedures:

                           (i)      Prior to the date that the Partnership is
required to make any payment to Cox Parent pursuant to the System Assets Sales Agreement, as described in Section 2.8(a), or to repay any Interim Funding Loans in accordance with Section 2.9(b) or Section 2.9(c), Holdings shall contribute to the Partnership the amount required to be paid to Cox Parent pursuant to the System Assets Sales Agreement or to any Interim Lender with respect to any Interim Funding Loans.

                           (ii)     Subject to the following sentence, until
such time as the aggregate amount of Capital Contributions made by Holdings pursuant to this Section 2.2(c) equals the Holdings Required Cash Contribution, Holdings shall contribute to the Partnership cash in the amount stated in a request for Capital Contributions made by the Managing Partner. If the Partnership assumes the FCC Payment Obligations pursuant to Section 2.2(a)(iv), Holdings shall not be required to make any cash Capital Contributions pursuant to this Section 2.2(c) after the date on which the Partnership assumes the FCC Payment Obligations and prior to such time as CPP has made aggregate cash Capital Contributions pursuant to Section 2.2(d) in an amount equal to the CPP Required Cash Contribution. The Managing Partner's request for Capital Contributions by Holdings pursuant to this Section 2.2(c) shall:

                                    (A)     state the amount being requested,
which shall not exceed the amount that the Managing Partner reasonably anticipates will be required to fund the cash needs of the Partnership, based upon the Budget then in effect, for the six (6) months following the Contribution Date specified in the Managing Partner's request (taking into account any requests for Capital Contributions made or to be made to CPP pursuant to Section 2.2(d));

                                    (B)     specify in reasonable detail the
purposes for which the Capital Contribution is required;

                                    (C)     identify the Contribution Date upon
which the Capital Contribution is to be made, which shall be not more than forty-five (45) days nor less than thirty (30) days after the date of such notice; and

                                      -26-
                                                            December 12, 1996

                                    (D)     specify the account of the
Partnership to which the Capital Contribution is to be made.

                           (iii)    Notwithstanding the foregoing, following the
occurrence of a Liquidating Event, except as provided in Section 15.2 with respect to the occurrence of the event described in Section 15.1(a)(iv), on or before the later of (A) the end of the Allocation Year in which the "liquidation" of Holdings's interest in the Partnership occurs, and (B) 90 days after the date of such "liquidation," (as "liquidation" is defined in Regulations Section 1.704- 1(b)(2)(ii)(g)), Holdings shall contribute to the Partnership in cash the amount, if any, by which the Capital Contributions previously made by Holdings pursuant to this Section 2.2(c) are less than the Holdings Required Cash Contribution.

                  (d) CPP Cash Contributions. If the FCC, in granting its consent to the assignment of the License to the Partnership, consents to the assumption of the FCC Payment Obligations by the Partnership in a manner that allows CPP reasonably to determine that it would not be required by GAAP to reflect the FCC Payment Obligations as a liability on its balance sheet were the FCC Payment Obligations to be assumed by the Partnership, then CPP shall be obligated to contribute to the Partnership cash in an aggregate amount equal to the FCC Payment Obligations (other than any portion of the FCC Payment Obligations representing interest with respect to payments that are permitted by the FCC to be deferred) less the sum of the aggregate initial Gross Asset Value of any System Assets contributed to the Partnership, as determined pursuant to
Section 2.2(b)(ii), plus the outstanding principal amount and accrued unpaid interest with respect to any Interim Funding Loans contributed to the Partnership pursuant to Section 2.2(b)(iv) (other than Interim Funding Loans required to be repaid pursuant to Section 2.9(c)). The Original Capital Contribution required to be made pursuant to this Section 2.2(d) (the "CPP Required Cash Contribution") shall be made in cash by wire transfer of immediately available funds in accordance with the following procedures:

                           (i)      Until such time as the aggregate amount of
cash Capital Contributions made by CPP pursuant to this Section 2.2(d) equals the CPP Required Cash Contribution, CPP shall contribute to the Partnership cash in the amount stated in a request for Capital Contributions made by the Managing Partner. The Managing Partner's request shall:

                                    (A)     state the amount being requested,
which shall not exceed the amount that the Managing Partner reasonably anticipates will be required to fund the cash needs of the Partnership, based upon the Budget then in effect, for the six (6) months following the Contribution Date specified in the Managing Partner's request;

                                    (B)     specify in reasonable detail the
purposes for which the Capital Contribution is required;


                                      -27-
                                                            December 12, 1996

                                    (C)     identify the Contribution Date upon
which the Capital Contribution is to be made, which shall be not more than forty-five (45) days nor less than thirty (30) days after the date of such notice; and

                                    (D)     specify the account of the
Partnership to which the Capital Contribution is to be made.

                           (ii)     Notwithstanding the foregoing, following the
occurrence of a Liquidating Event, except as provided in Section 15.2 with respect to the occurrence of the event described in Section 15.1(a)(iv), on or before the later of (A) the end of the Allocation Year in which the "liquidation" of CPP's interest in the Partnership occurs, and (B) 90 days after the date of such "liquidation," (as "liquidation" is defined in Regulations
Section 1.704- 1(b)(2)(ii)(g)), CPP shall contribute to the Partnership in cash the amount, if any, by which the Capital Contributions previously made by CPP pursuant to this Section 2.2(d) are less than the CPP Required Cash Contribution.

                  (e)      Interest Payments.

                           (i)      Concurrently with the making of each Capital
Contribution pursuant to Section 2.2(c) (including Section 2.2(c)(iii)), Holdings shall pay to the Partnership interest at the rate provided below on the amount, if any, by which the Holdings Required Cash Contribution exceeds the aggregate cash Capital Contributions previously made by Holdings pursuant to
Section 2.2(c) (such excess, at any time, the "Unpaid Holdings Required Cash Contribution"). Interest shall accrue for purposes of this Section 2.2(e)(i) at the rate of seven and one-quarter percent (7.25%) per year from the later of (A) the first date on which interest began to accrue on the obligation of Cox Parent to pay the FCC for the License or (B) March 1, 1996.

                           (ii)     Concurrently with the making of each Capital
Contribution pursuant to Section 2.2(d) (including Section 2.2(d)(ii)), CPP shall pay to the Partnership interest at the rate of five and seven-eighths percent (5.875%), compounded quarterly, from the later of (A) the first date on which interest began to accrue on the obligation of Cox Parent to pay the FCC for the License or (B) March 1, 1996, on the principal amount specified in the following sentence. For the period ending on the License Contribution Date, the principal amount shall be the amount of the FCC Payment Obligations (other than any portion of the FCC Payment Obligations representing interest with respect to payments that are permitted by the FCC to be deferred) and, for the period after the License Contribution Date, the principal amount shall be the amount, if any, by which the CPP Required Cash Contribution exceeds the aggregate cash Capital Contributions previously made by CPP pursuant to Section 2.2(d).

                           (iii)  Interest  paid  or  payable  pursuant  to this
Section 2.2(e) shall not, for any purpose, be deemed to be a Capital
Contribution.

                                      -28-
                                                          December 12, 1996

                           (iv)     For purposes of this Section 2.2(e), the
first date on which interest began to accrue on the obligation of Cox Parent to pay the FCC for the License shall be determined from the amount of interest ultimately assessed against Cox Parent and required to be paid to the FCC regardless of the date specified for the commencement of such accrual in any FCC order.

         2.3      Additional Capital Contributions.

                  (a)      Additional Capital Contributions Pursuant to Capital
Calls.

                           (i)      After the amount of Capital Contributions
made by CPP pursuant to Section 2.2(d) equals the CPP Required Cash Contribution and the amount of Capital Contributions made by Holdings pursuant to Section 2.2(c) equals the Holdings Required Cash Contribution, the Managing Partner may from time to time, subject to the right of the Non- Managing Partner to consent to such request pursuant to Section 5.1(d), request Additional Capital Contributions from the Partners to fund the cash needs of the Partnership by delivering a written notice which shall:

                                    (A)     state the amount of Additional
Capital Contributions being requested of all Partners, which shall not exceed the amount that the Managing Partner reasonably anticipates will be required to fund the cash needs of the Partnership, based upon the Budget then in effect, for the six (6) months following the Contribution Date specified in the Managing Partner's request;

                                    (B)     specify in reasonable detail the
purposes for which the requested Additional Capital Contributions are required;

                                    (C)     identify the Contribution Date upon
which the requested Additional Capital Contributions are to be made, which shall be not more than forty-five (45) days nor less than thirty (30) days after the date of such notice;
                                    (D)     specify the account of the
Partnership to which requested Additional Capital Contributions are to be made; and

                                    (E)     if the consent of the Non-Managing
Partner was not required pursuant to Section 5.1(d) with respect to such request for Additional Capital Contributions, state the Base Value, the estimated Gross Appraised Value and the estimated aggregate Adjusted Net Equity of the Interests of all Partners as of the applicable Contribution Date.

                           (ii)     Except as otherwise provided in this Section
2.3(a)(ii), with respect to each request for Additional Capital Contributions pursuant to Section 2.3(a), each Partner shall be required to make an Additional Capital Contribution to the Partnership in an amount equal to such Partner's Percentage Interest times the amount of Additional Capital Contributions requested by the Managing Partner, except that, if the consent of the Non-Managing Partner was
                                      -29-
                                                            December 12, 1996
not required pursuant to Section 5.1(d) with respect to a request for Additional Capital Contributions pursuant to Section 2.3(a), then:

                                    (A)     the Non-Managing Partner may decline
to make all or part of the Additional Capital Contribution requested of it by giving written notice to the Managing Partner within fifteen (15) days of its receipt of the Managing Partner's request for Additional Capital Contributions; and

                                    (B)     if the Non-Managing Partner declines
to make all or part of the Additional Capital Contribution requested of it, the Managing Partner shall be required to make an Additional Capital Contribution to the Partnership in an amount equal to the amount of Additional Capital Contributions requested by the Managing Partner minus the amount, if any, of the Additional Capital Contribution that the Non-Managing Partner is required to make.

                           (iii)    If the Non-Managing Partner declines to make
all or part of any Additional Capital  Contribution  requested of it pursuant to
Section 2.3(a), the Percentage Interests of the Partners shall be adjusted and thereafter determined in accordance with this Section 2.3(a)(iii):

                                    (A)     Such determination shall be made on
the tenth (10th) day following the applicable Contribution Date and shall be effective as of the Contribution Date.

                                    (B)     The adjusted Percentage Interest of
a Partner shall equal a fraction (expressed as a percentage) the numerator of which shall be the sum of (1) the Adjusted Net Equity of the Interest of such Partner plus (2) the Additional Capital Contribution made by such Partner with respect to such request, and the denominator of which shall be the sum of (3) the aggregate Adjusted Net Equity of the Interests of all Partners plus (4) the aggregate Additional Capital Contributions made by all Partners with respect to such request.
                                    (C)     The "Adjusted Net Equity" of the
Interest of a Partner shall be the amount that would be distributed as of the applicable Contribution Date to such Partner in liquidation of the Partnership pursuant to Section 15.2(c) if (1) all of the Partnership's business and assets (excluding the amounts of any Additional Capital Contributions made pursuant to such request) were sold substantially as an entirety for Gross Appraised Value (determined in accordance with Section 2.3(a)(iii)(D)), (2) Profits and Losses and items specially allocated in accordance with Section 3.3 and Section 3.4 for the Allocation Year ending on the date of such determination, including any gain or loss resulting from the deemed sale described in clause (1), were allocated in accordance with Section 3, (3) the Partnership paid its liabilities and established reserves pursuant to Section 15.2 for the payment of reasonably anticipated contingent or unknown liabilities and (4) the Partnership distributed the remaining proceeds to the Partners in liquidation, all as of such Contribution Date.

                                    (D)     Whenever Adjusted Net Equity is
required to be determined pursuant to Section 2.3(a)(iii)(B), Gross Appraised Value shall be determined in good faith by

                                      -30-
                                                           December 12, 1996
the Managing Partner based upon the most recent determination of Gross Appraised Value (the "Base Value") pursuant to Section 2.3(a)(iii)(E). In making its determination of Gross Appraised Value pursuant to this Section 2.3(a)(iii)(D), the Managing Partner shall adjust the Base Value for any Capital Contributions by and distributions to the Partners and for the operating results and other transactions of the Partnership from the date as of which the Base Value was last determined until the applicable Contribution Date.

                                    (E)     Gross Appraised Value shall be
determined as of December 31 of the Fiscal Year immediately preceding the first Fiscal Year during which the consent of the Non-Managing Partner is not required (or during which any transaction is pending upon the consummation of which the consent of the Non-Managing Partner would not be required) with respect to any request for Additional Capital Contributions pursuant to Section 2.3(a), and thereafter shall be determined as of December 31 of each Fiscal Year. Gross Appraised Value shall be determined as provided in Section 12.4, and the Managing Partner shall designate the First Appraiser not less than twenty (20) days prior to the date as of which Gross Appraised Value is to be determined, and the Non-Managing Partner shall appoint the Second Appraiser within ten (10) Business Days of receiving notice of the appointment of the First Appraiser. The Managing Partner shall estimate Gross Appraised Value and the Adjusted Net Equity of the Interests of the Partners from time to time as necessary to comply with the notice requirement set forth in Section 2.3(a)(i)(E).

                  (b) Other Contributions. A Partner may contribute from time to time such additional cash or other property on such terms and conditions as may be agreed to by the Partners.

         2.4      Failure to Contribute Capital.

         The following provisions shall apply if a Partner fails to make any Capital Contribution required to be made by it on the applicable Contribution
Date:

                  (a) An additional amount shall accrue as a penalty with respect to the amount that such Partner (the "Delinquent Partner") failed to contribute (the "Unpaid Amount") at the Floating Rate from and including the Contribution Date until the Unpaid Amount and the full amount of the penalty accrued thereon (as of any date of determination, the "Penalty") are paid as provided in this Section 2.4.

                  (b) Upon contributing the Unpaid Amount to the Partnership, if the other Partner made its Capital Contribution in full on or before the applicable Contribution Date and has cured any prior failure to make any required Capital Contribution on the Contribution Date applicable thereto, the Delinquent Partner shall pay (i) to the other Partner the lesser of (A) the Penalty or (B) the amount of interest that would have accrued at the Floating Rate on the Capital Contribution made by the other Partner on the applicable Contribution Date from the Contribution Date to the date the Delinquent Partner pays the Unpaid Amount to the Partnership, and (ii) to the Partnership the amount, if any, by which the Penalty exceeds the amount paid to

                                      -31-
                                                           December 12, 1996
the other Partner pursuant to clause (i). Any portion of the Penalty paid to the Partnership shall be deemed to be a "Special Contribution" by the Delinquent Partner to the capital of the Partnership. Any portion of the Penalty paid to the other Partner shall not, for any purpose, be deemed to be a Capital Contribution.

                  (c) Subject to the last two sentences of Section 2.6(b), the term "Floating Rate" means the rate per annum (computed on the basis of the actual number of days elapsed in a year of 365 or 366 days, as applicable), compounded monthly, equal to the greater of (i) the Prime Rate (adjusted as and when changes in the Prime Rate occur) plus (x) during the period ending at the close of business on the tenth (10th) day following the applicable Contribution Date, two percent (2%) and (y) thereafter, five percent (5%), and (ii) the rate per annum applicable to borrowings by the Partnership under its principal credit facility, if any, or, if a choice of rates is then available to the Partnership, the highest such rate (in either case adjusted as and when changes in such applicable rate occur) plus, following the close of business on the tenth (10th) day following the applicable Contribution Date, two percent (2%).

         2.5      Partnership Funds.

         The funds of the Partnership shall be deposited in such bank accounts or invested in such investments as shall be designated by the Managing Partner. Partnership funds shall not be commingled with those of any Person other than a wholly owned Subsidiary of the Partnership unless both Partners agree. The Partnership shall not lend or advance funds to, or guarantee any obligation of, a Partner or any Affiliate thereof without the prior written consent of the other Partner.

         2.6      Partner Loans; Other Borrowings; Purchase of Partner Loans.

                  (a) In order to satisfy the Partnership's financial needs, subject to Section 5.1(d), the Partnership may borrow from (i) banks, lending institutions, vendors or other unrelated third parties, and may pledge Partnership properties or the production of income therefrom to secure and provide for the repayment of such loans, and (ii) either Partner or an Affiliate of either Partner. Except in the case of Interim Funding Loans pursuant to
Section 2.9(a), loans made by a Partner or an Affiliate of a Partner (a "Partner Loan") shall be evidenced by a promissory note of the Partnership in the form attached as Exhibit 2.6 and, subject to the last two sentences of Section 2.6(b), shall bear interest payable quarterly from the date made until paid in full at a rate per annum to be determined by the Managing Partner that is no less favorable to the Partnership than if the loan had been made by an independent third party. Unless a Partner declines to make such loan or is subject to Bankruptcy, Partner Loans shall be made pro rata in accordance with the respective Percentage Interests of the Partners (or in such other proportion as may be agreed to by both Partners).

                  (b) Unless otherwise determined by the Managing Partner, all Partner Loans shall be unsecured and the promissory notes evidencing the same shall be non-negotiable and, except as otherwise provided in this Section
2.6 or Section 13.3(c), nontransferable. Repayment

                                      -32-
                                                          December 12, 1996
of the principal amount of and accrued unpaid interest on all Partner Loans shall be subordinated to the repayment of the principal of and accrued interest on any indebtedness of the Partnership to third party lenders to the extent required by the applicable provisions of the instruments creating such indebtedness to third party lenders ("Senior Credit Agreements"). All amounts required to be paid in accordance with the terms of such notes and all amounts permitted to be prepaid shall be applied to the notes held by the Partners in accordance with the order of payment contemplated by Section 15.2(b)(ii) and
Section 15.2(b)(iii). Subject to the terms of applicable Senior Credit Agreements, Partner Loans shall be repaid to the Partners at such times as the Partnership has sufficient funds to permit such repayment without jeopardizing the Partnership's ability to meet its other obligations on a timely basis.
Nothing contained in this Agreement or in any promissory note issued by the Partnership hereunder shall require the Partnership, either Partner, or any Affiliate of either Partner to pay interest or any amount as a penalty at a rate exceeding the maximum amount of interest permitted to be collected from time to time under applicable usury laws. If the amount of interest or of such penalty payable by the Partnership, either Partner, or any Affiliate of either Partner on any date would exceed the maximum permissible amount, it shall be automatically reduced to such amount, and interest or the amount of the penalty for any subsequent period, to the extent less than that permitted by applicable usury laws, shall, to that extent, be increased by the amount of such reduction.

                  (c) An election by a Partner to purchase or to require that the other Partner purchase all or any portion of the other Partner's Interest pursuant to Section 12, Section 13.4, Section 13.5, Section 13.6 or Section 15.6 shall also constitute an election to purchase or to require that the other
Partner purchase, as applicable, an equivalent portion of any outstanding Partner Loans held by the other Partner, and the purchasing Partner shall be obligated to purchase a percentage of such Partner Loans equal to the percentage of the Interest of the selling Partner that the purchasing Partner is obligated to purchase for a price equal to the same percentage of the outstanding principal and accrued and unpaid interest on such Partner Loans through the date of the closing of such purchase (except in the case of a Transfer pursuant to Section 13.4, in which case the terms of the Purchase Offer shall apply).

         2.7      Other Matters.

                  (a) Neither Partner shall have the right to demand or, except as otherwise provided in Section 4.1 and Section 15.2, receive a return of all or any part of its Capital Account or its Capital Contributions or withdraw from the Partnership without the consent of the other Partner. Under circumstances requiring a return of all or any part of its Capital Account or Capital Contributions, neither Partner shall have the right to receive Property other than cash.

                  (b) Subject to Section 5.4 and Section 15.3, an Exclusive Limited Partner shall not be liable for the debts, liabilities, contracts or any other obligations of the Partnership. Except as otherwise provided by any other agreement between the Partners or mandatory provisions of applicable state law, a Partner shall be liable only to make Capital Contributions

                                      -33-
                                                           December 12, 1996
to the extent required by Section 2.2, Section 2.3 and Section 15.3 and shall not be required to lend any funds to the Partnership or to make any other Capital Contributions to the Partnership.

                  (c) Neither Partner shall have any personal liability for the repayment of any Capital Contributions of the other Partner.

                  (d) Neither Partner shall be entitled to receive interest on its Capital Contributions or Capital Account.

         2.8 Sale of Assets and Reimbursement of Research and Experimental Expenditures and Start-Up Expenditures.

                  (a) Immediately following the execution and delivery of this Agreement, the Partnership shall enter into the System Assets Sales and Expenditure Reimbursement Agreement (the "System Assets Sales Agreement") with Cox Parent, Cox California, and PCS Leasing Co., Inc., in the form attached as
Exhibit 2.8(a). On the terms and conditions specified in the System Assets Sales Agreement, Cox Parent and its Subsidiaries shall sell, assign, transfer and convey to the Partnership, or, at the Partnership's option, to LeasingCo or any other Subsidiary of the Partnership, all right, title and interest in the System Assets held by Cox Parent and its Subsidiaries on the date of such sale. The sale, assignment, transfer and conveyance to the Partnership of any System Assets pursuant to the System Assets Sales Agreement shall not, for any purpose, be deemed to be a Capital Contribution.

                  (b) If Cox Parent and its Subsidiaries sell the System Assets to the Partnership, LeasingCo or any other Subsidiary of the Partnership pursuant to the System Assets Sales Agreement, then, on the Sale Date (as defined in the System Assets Sales Agreement), the Partnership shall reimburse Cox Parent and its Subsidiaries for Research and Experimental Expenditures and Start-Up Expenditures, as provided in the System Assets Sales Agreement.

         2.9      Interim Funding Loans.

                  (a) In order to satisfy the Partnership's financial needs with respect to the development of the business of the Partnership during the period from the date of this Agreement through the License Contribution Date, CPP or a Controlled Affiliate of CPP (the "Interim Lender") will lend money to the Partnership and the Partnership will borrow money from the Interim Lender on the terms described in this Section 2.9. Such loans (the "Interim Funding Loans") shall be evidenced by a promissory note of the Partnership in the form attached as Exhibit 2.9(a) and, subject to the last two sentences of Section 2.6(b), shall bear simple interest from the date made until paid in full at a rate of 7.25% per year. Unless otherwise determined by the Managing Partner, all Interim Funding Loans shall be unsecured and the promissory notes evidencing any Interim Funding Loans shall be non-negotiable and, except for transfers to CPP or a Controlled Affiliate of CPP and transfers in connection with the contributions contemplated by Section 2.2(b)(iv), nontransferable.

                                      -34-
                                                           December 12, 1996

                  (b) The Partnership shall repay all Interim Funding Loans, together with all interest accrued thereon, in full on the License Contribution Date unless the Interim Funding Loans are contributed to the Partnership pursuant to Section 2.2(b)(iv).

                  (c) If Interim Funding Loans are contributed to the Partnership pursuant to Section 2.2(b)(iv), then the Partnership shall repay the Interim Funding Loans, together with interest accrued thereon, on the License Contribution Date to the extent that the sum of the aggregate initial Gross Asset Value of any System Assets contributed to the Partnership on the License Contribution Date plus the outstanding principal amount and accrued unpaid interest with respect to the Interim Funding Loans (before giving effect to such repayment) exceeds the FCC Payment Obligation.

                             SECTION 3. ALLOCATIONS

         3.1      Profits.

         After giving effect to the special allocations set forth in Section 3.3 and Section 3.4, Profits for any Allocation Year shall be allocated in the following order and priority:

                  (a) First, to the Partners, in proportion to, and to the extent of, an amount equal to the excess, if any, of (i) the cumulative Losses allocated to each such Partner pursuant to Section 3.5 for all prior Allocation Years, over (ii) the cumulative Profits allocated to such Partner pursuant to this Section 3.1(a) for all prior Allocation Years;

                  (b) Second, to the Partners, in proportion to, and to the extent of, an amount equal to the excess, if any, of (i) the cumulative Losses allocated to each such Partner pursuant to Section 3.2(c) for all prior Allocation Years, over (ii) the cumulative Profits allocated to such Partner pursuant to this Section 3.1(b) for all prior Allocation Years;

                  (c) Third, to the extent such Profits arise during or after the Allocation Year in which all or substantially all of the Partnership's assets are disposed of (or revalued pursuant to subparagraph (ii) of the definition of Gross Asset Value), to the Partners in such ratios and amounts as may be necessary to cause the balances in their Capital Accounts to be as nearly as practicable in the same ratio as their respective Percentage Interests at the time of such disposition (or immediately prior to such revaluation); and

                  (d) The balance, if any, between the Partners in proportion to their Percentage Interests.

         3.2      Losses.

         After giving effect to the special allocations set forth in Section 3.3 and Section 3.4 and subject to Section 3.5, Losses for any Allocation Year shall be allocated in the following order and priority:

                                      -35-
                                                           December 12, 1996

                  (a) First, to the Partners in proportion to, and to the extent of, the excess, if any, of (i) the cumulative Profits allocated to each such Partner pursuant to Section 3.1(d) for all prior Allocation Years, over (ii) the cumulative Losses allocated to such Partner pursuant to this Section 3.2(a) for all prior Allocation Years;

                  (b) Second, to the extent such Losses arise during or after the Allocation Year in which all or substantially all of the Partnership's assets are disposed of (or revalued pursuant to subparagraph (ii) of the definition of Gross Asset Value), to the Partners in such ratios and amounts as may be necessary to cause the balances in their Capital Accounts to be as nearly as practicable in the same ratio as their respective Percentage Interests at the time of such disposition (or immediately prior to such revaluation); and

                  (c) The balance, if any, between the Partners in proportion to their Percentage Interests.

         3.3      Special Allocations.

         The following special allocations shall be made in the following order:

                  (a) Minimum Gain Chargeback.  Except as otherwise  provided in
Regulations  Section  1.704-2(f),  notwithstanding  any other  provision of this
Section 3, if there is a net decrease in Partnership Minimum Gain during any Allocation Year, each Partner shall be specially allocated items of Partnership income and gain for such Allocation Year (and, if necessary, subsequent Allocation Years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, determined in accordance with Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Sections 1.704-2(f)(6) and 1.704-2(j)(2). This Section 3.3(a) is intended to comply with the minimum gain chargeback requirement in Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.

                  (b) Partner Minimum Gain Chargeback. Except as otherwise provided in Regulations Section 1.704-2(i)(4), notwithstanding any other provision of this Section 3, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain attributable to a Partner Nonrecourse Debt during any Allocation Year, each Partner that has a share of the Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such Allocation Year (and, if necessary, subsequent Allocation Years) in an amount equal to such Partner's share of the net decrease in Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations
Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Sections 1.704-2(i)(4) and 1.704-2(j)(2). This
Section 3.3(b) is intended to comply with the

                                      -36-
                                                           December 12, 1996
minimum gain chargeback requirement in Regulations Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

                  (c)  Qualified  Income  Offset.  In the  event  any  Exclusive
Limited Partner unexpectedly receives any adjustments, allocations, or distributions described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) or 1.704-1(b)(2)(ii)(d)(6), items of Partnership income and gain shall be specially allocated to each such Exclusive Limited Partner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit of such Exclusive Limited Partner as quickly as possible, provided that an allocation pursuant to this
Section 3.3(c) shall be made only if and to the extent that such Exclusive Limited Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 3 have been tentatively made as if this
Section 3.3(c) were not in the Agreement.

                  (d) Gross Income Allocation. In the event any Exclusive Limited Partner has a deficit Capital Account at the end of any Allocation Year which is in excess of the sum of (i) the amount such Exclusive Limited Partner is obligated to restore pursuant to any provision of this Agreement, and (ii) the amount such Exclusive Limited Partner is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704- 2(i)(5), each such Exclusive Limited Partner shall be specially allocated items of Partnership income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 3.3(d) shall be made only if and to the extent that such Exclusive Limited Partner would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 3 have been made as if Section 3.3(c) and this
Section 3.3(d) were not in the Agreement.

                  (e) Nonrecourse Deductions. Nonrecourse Deductions for any Allocation Year shall be specially allocated between the Partners in proportion to their Percentage Interests.

                  (f) Partner Nonrecourse Deductions. Any Partner Nonrecourse Deductions for any Allocation Year shall be specially allocated to the Partner that bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(1).

                  (g) Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as the result of a distribution to a Partner in complete liquidation of its Interest, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners in accordance with their interests in the Partnership in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Partner to which such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

                                      -37-
                                                           December 12, 1996

         3.4      Curative Allocations.

         The allocations set forth in Section 3.3(a), Section 3.3(b), Section 3.3(c), Section 3.3(d), Section 3.3(e), Section 3.3(f), Section 3.3(g) and
Section 3.5 (the "Regulatory Allocations") are intended to comply with certain requirements of the Regulations. It is the intent of the Partners that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Partnership income, gain, loss or deduction pursuant to this Section 3.4. Therefore, notwithstanding any other provision of this Section 3 (other than the Regulatory Allocations), the Managing Partner shall make such offsetting special allocations of Partnership income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Partner's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Partner would have had if the Regulatory Allocations were not part of the Agreement and all Partnership items were allocated pursuant to Section 3.1 and Section 3.2. In exercising its discretion under this Section 3.4, the Managing Partner shall take into account future Regulatory Allocations under Section 3.3(a) and Section 3.3(b) that, although not yet made, are likely to offset other Regulatory Allocations previously made under Section 3.3(e) and 3.3(f).

         3.5      Loss Limitation.

         The Losses allocated pursuant to Section 3.2 shall not exceed the maximum amount of Losses that can be so allocated without causing (or increasing the amount of) any Exclusive Limited Partner to have an Adjusted Capital Account Deficit at the end of any Allocation Year. All Losses in excess of such limitation shall be allocated to the Partners that are not Exclusive Limited Partners in proportion to their Percentage Interests.

         3.6      Other Allocation Rules.

                  (a) For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Partners using any permissible method under Code Section 706 and the Regulations thereunder. If the Percentage Interests of the Partners are adjusted pursuant to
Section 2.3(a)(iii) during any Allocation Year, Profits, Losses, and other items allocable to such Allocation Year shall be allocated between the periods before and after such adjustment by the closing of the books method.

                  (b) The Partners are aware of the income tax consequences of the allocations made by this Section 3 and hereby agree to be bound by the provisions of this Section 3 in reporting their shares of Partnership income and loss for income tax purposes.

                  (c)  Solely  for   purposes   of   determining   a   Partner's
proportionate share of the "excess nonrecourse liabilities" of the Partnership within the meaning of Regulations Section

                                      -38-
                                                           December 12, 1996

1.752-3(a)(3), the Partners' interests in Partnership profits are in proportion to their Percentage Interests.

                  (d) To the extent permitted by Regulations Section 1.704-2(h)(3), the Managing Partner shall endeavor to treat distributions of cash as having been made from the proceeds of a Nonrecourse Liability or a Partner Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for any Exclusive Limited Partner.

         3.7      Tax Allocations:  Code Section 704(c).

         In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated between the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and its initial Gross Asset Value using the traditional method with curative allocations as described in Regulations Section 1.704-3(c), applied as necessary in any reasonable manner not expressly precluded by Regulations Section 1.704-3; provided, however, that if the Partners determine that the so-called "ceiling rule" is likely to apply to the Partnership under such method, the Partnership shall adopt the remedial allocation method described in Regulations Section 1.704-3(d).

         In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder.

         Any elections or other decisions relating to such allocations shall be made by the Managing Partner in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 3.7 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, either Partner's Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.

         3.8      Special Profits and Special Losses.

         Each item of Special Profit or Special Loss shall be specially allocated to the holders of the Special Interests, allocated between them in proportion to the amount of Special Interests held by each of them as of the last day of the fiscal period for which the allocation of income, gain, deduction or loss by LeasingCo to the Partnership that gave rise to such item of Special Profit or Special Loss was made.

                                      -39-
                                                           December 12, 1996

         3.9      Allocations for Financial Reporting Purposes.

         The income or loss of the Partnership determined under GAAP shall be allocated to the Partners in accordance with the principles described in Section 3.1, Section 3.2 and Section 3.5 for the allocation of Profits and Losses and
Section 3.8 for the allocation of Special Profit and Special Loss as if Section 3.3, Section 3.4, Section 3.6 and Section 3.7 were not part of this Agreement.

                     SECTION 4. PAYMENTS AND DISTRIBUTIONS

         4.1      Available Cash.

         Except as otherwise provided in Section 15.2, Available Cash, if any, shall be distributed to the Partners in cash, and allocated between them in proportion to their Percentage Interests, at such times and in such amounts as the Managing Partner shall determine, subject to Section 5.1(d). The Partnership shall pay in full all Partner Loans prior to making any cash distributions to the Partners pursuant to this Section 4.1.

         4.2      Cash Distributed by LeasingCo.

         Upon the Partnership's receipt from LeasingCo of any cash distributed by LeasingCo pursuant to Section 4.1(a) of the Agreement of Limited Partnership of LeasingCo or any cash distributed by LeasingCo pursuant to Section 8.2 of the Agreement of Limited Partnership of LeasingCo to the extent such distributions pursuant to Section 8.2 do not exceed the Partnership's "Preferred Capital Contribution" (as defined in the Agreement of Limited Partnership of LeasingCo), the Partnership shall distribute the amount of cash so received to the holders of the Special Interests, allocated between them in proportion to the amount of Special Interests held by each of them on the date that the Partnership received such distribution from LeasingCo.

         4.3      Amounts Withheld.

         All amounts withheld pursuant to the Code or any provision of any state or local tax law from any payment or distribution to a Partner shall be treated as amounts paid or distributed to such Partner pursuant to this Section 4 for all purposes under this Agreement. The Partnership is authorized to withhold from payments and distributions to either Partner and to pay over to any federal, state, or local government any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state, or local law.

                                      -40-
                                                           December 12, 1996

                             SECTION 5. MANAGEMENT

         5.1 Authority of the General Partners and the Managing Partner.

                  (a) General Authority. Subject to the limitations and restrictions set forth in this Agreement, the General Partner or, if there is more than one, the General Partners shall conduct the business and affairs of the Partnership, and all powers of the Partnership, except those specifically reserved to all Partners by the Act or this Agreement, hereby are granted to and vested in the General Partner or, if there is more than one, the General Partners.

                  (b) Designation and Authority of Managing Partner. The Partner designated pursuant to the following provisions shall be the "Managing Partner" and, in its capacity as Managing Partner, shall have the powers and authority assigned to it in this Agreement and any additional powers and authority that are necessary or appropriate to conduct the business and affairs of the Partnership, subject to Section 8.2(a). The Partner that is not the Managing Partner, regardless of whether such Partner is a General Partner, is referred to in this Agreement as the "Non-Managing Partner." The Non-Managing Partner agrees that, except as expressly provided for in this Agreement, it will not exercise individually any of the powers with respect to the business and affairs of the Partnership that are granted to general partners under the Act other than at the direction of or pursuant to authority delegated to it by the Managing Partner. The Managing Partner shall be designated pursuant to the following provisions:

                           (i)      Except as otherwise provided in this Section
 5.1(b), CPP shall bethe Managing Partner.

                           (ii)     Except as otherwise provided in this Section
5.1(b),  Holdings  shall become the Managing  Partner upon the later to occur of
(A) such time as the aggregate Percentage Interests of Holdings and its Controlled Affiliates exceeds fifty percent (50.0%) and (B) the receipt by the Partnership and Holdings of all consents, approvals, waivers, or authorizations of Governmental Authorities that are necessary for Holdings to become a General Partner of the Partnership pursuant to Section 14.1 and to exercise the powers and authority of the Managing Partner under this Agreement. In connection with any transaction that would result in the aggregate Percentage Interests of Holdings and its Controlled Affiliates exceeding fifty percent (50.0%), CPP agrees to use diligent efforts to obtain, or to assist Holdings or the Partnership in obtaining, any such consent, approval, waiver or authorization and shall cooperate and use diligent efforts to respond as promptly as practicable to all inquiries received by CPP, by Holdings or by the Partnership from any Governmental Authority for initial or additional information or documentation in connection therewith.

                           (iii)    If the Partner designated as the Managing
Partner pursuant to the foregoing provisions of this Section 5.1(b) becomes an Adverse Partner and the other Partner is not at that time an Adverse Partner, then, at the election of the Non-Adverse Partner and upon the receipt of all consents, approvals, waivers, or authorizations of Governmental Authorities

                                      -41-
                                                           December 12, 1996
necessary for the Non-Adverse Partner to become a General Partner of the Partnership, if the Non-Adverse Partner is not a General Partner, and to exercise the powers and authority of the Managing Partner under this Agreement, the Non-Adverse Partner shall become the Managing Partner; provided, however, that, subject to the receipt of all consents, approvals, waivers, or authorizations of Governmental Authorities that may be required:

                                    (A)     if the Managing Partner became an
Adverse Partner as the result of the occurrence of an Adverse Act described in subparagraph (iv), (v) or (viii) of the definition of such term in Section 1.10 and has Transferred its Interest in compliance with Section 13 to a Person that is not an Adverse Partner and did not become an Adverse Partner as a result of such Transfer, then, if the aggregate Percentage Interests of the transferee of such Partner's Interest and its Controlled Affiliates exceeds fifty percent (50.0%), the transferee of such Partner's Interest will be entitled to become the Managing Partner;

                                    (B)     if the Managing Partner became an
Adverse Partner as a consequence of Bankruptcy, such Partner will again become the Managing Partner if (i) such Partner ceases to be in a state of Bankruptcy and (ii) at the time such Partner ceases to be in a state of Bankruptcy, the aggregate Percentage Interests of such Partner and its Controlled Affiliates exceeds fifty percent (50.0%);

                                    (C)     if the Managing Partner became an
Adverse Partner as a consequence of the occurrence of any IXC Transaction, such Partner will again become the Managing Partner if (i) such Partner ceases to have the relationship with the IXC that caused such IXC Transaction to occur and
(ii) at the time such Partner ceases to have the relationship with the IXC that caused such IXC Transaction to occur, the aggregate Percentage Interests of such Partner and its Controlled Affiliates exceeds fifty percent (50.0%); and

                                    (D)     if the Managing Partner became an
Adverse Partner as a consequence of the occurrence of an event described in subparagraph (viii) of the definition of such term in Section 1.10, such Partner will again become the Managing Partner if (i) such Partner eliminates the circumstances that constituted such an Adverse Act and (ii) at the time such Partner eliminates the circumstances that constituted such an Adverse Act, the aggregate Percentage Interests of such Partner and its Controlled Affiliates exceeds fifty percent (50.0%).

                  (c) Delegation. The Managing Partner shall have the power to delegate authority to such officers, employees, agents and representatives of the Partnership as it may from time to time deem appropriate, except that the Managing Partner shall not, without the prior written consent of the Non-Managing Partner, delegate to any officer, employee, agent or representative of the Partnership the authority to take any action that would require the prior written consent of the Non-Managing Partner pursuant to Section 5.1(d) if such action were taken by the Managing Partner itself.

                  (d) Partner Approvals. No action may be taken by the Managing Partner or the Partnership in connection with any of the matters listed on Schedule 5.1(d) (to the extent

                                      -42-
                                                           December 12, 1996
provided in Schedule 5.1(d)) without the prior written consent of the Non-Managing Partner, except that the Non-Managing Partner shall be deemed to have consented to any action for purposes of this Section 5.1(d) if the action was specifically described in a Proposed Budget for the Fiscal Year in which the action was taken and the Non-Managing Partner failed to object to such action in a Budget Objection pursuant to Section 5.2(c) or was specifically described in the budget for the period ending December 31, 1997 that was included in the Initial Business Plan.

                  (e) Regular Meetings; Information Rights. The Managing Partner shall hold regular meetings with the Non-Managing Partner no less frequently than once each calendar quarter at dates, times and places mutually acceptable to the Partners. At each such regular meeting, the Managing Partner shall provide the Non-Managing Partner with an overview of the business and affairs of the Partnership. The Managing Partner shall provide the Non-Managing Partner with any information concerning the business and affairs of the Partnership that the Non- Managing Partner may have reasonably requested.

         5.2      Business Plan and Budget.

                  (a) CPP has prepared and delivered to Holdings a business plan, dated January 31, 1996, and updated by the "1997 Budget Overview" presented to Holdings on September 16, 1996, for the Partnership covering a period that includes the period from the date of this Agreement through December 31, 1999 (such business plan, as so updated, being referred to herein as the "Initial Business Plan"). The Initial Business Plan includes capital expenditure and operating budgets for each Fiscal Year covered thereby.

                  (b) Prior to the start of each Fiscal Year, the Managing Partner shall adopt (i) a budget (the "Budget") for the forthcoming Fiscal Year including an income statement (prepared on an accrual basis), which shall show in reasonable detail the revenues and expenses projected for the Partnership's business for the forthcoming Fiscal Year, and a balance sheet and cash flow statement, which shall show in reasonable detail the receipts and disbursements projected for the Partnership's business for the forthcoming Fiscal Year and the amount of any corresponding cash deficiency or surplus, projected Capital Contributions, if any, and any contemplated borrowings of the Partnership and
(ii) a revised Business Plan ("Business Plan") for the Fiscal Year covered by the Budget and the succeeding four Fiscal Years. Each Budget and Business Plan shall be prepared on a basis consistent with the Proposed Budget and Proposed Business Plan submitted by the Managing Partner pursuant to Section 5.2(c) and the Partnership's audited financial statements. The day-to-day business and operations of the Partnership during each Fiscal Year shall be conducted in accordance with the Business Plan and Budget adopted by the Managing Partner for such Fiscal Year (as it may have been amended in accordance with Section 5.2(c)) and the policies, strategies and standards established by the Managing Partner. Nothing contained in the Initial Business Plan (or any subsequent Business Plan) shall be binding upon the Partners or the Partnership, except to the extent specifically set forth in the applicable provisions of this Agreement. Notwithstanding anything to the contrary set forth in the Initial Business Plan (or any subsequent Business Plan) or this Agreement, in the event of any conflict or inconsistency between the Initial Business Plan (or any subsequent

                                      -43-
                                                           December 12, 1996

Business Plan) and this Agreement, such conflict or inconsistency shall be resolved in favor of the applicable terms and provisions of this Agreement to the extent required to give full effect to such applicable terms and provisions. For example, by failing to object to any Business Plan in a Budget Objection pursuant to Section 5.2(c), a Partner will not have thereby agreed that any assumption or set of assumptions contained in such Business Plan (i) is the basis for any agreement by or between the Partners and/or the Partnership (or any of their respective Affiliates), (ii) cannot be changed (to the extent any such change would not thereby become inconsistent with the applicable terms and provisions of this Agreement), or (iii) is binding with respect to any transaction or other course of dealing or otherwise between the Partnership and such Partner or between the Partners other than as specifically set forth in this Agreement.

                  (c) The Managing Partner shall submit annually to the Non-Managing Partner at least sixty (60) days prior to the start of each Fiscal Year after the first full Fiscal Year a proposed Budget ("Proposed Budget") for the forthcoming Fiscal Year and a proposed Business Plan ("Proposed Business Plan") for the Fiscal Year covered by the Proposed Budget and the succeeding four Fiscal Years. If the Managing Partner proposes to make any amendment or modification to the Business Plan or Budget then in effect (each, a "Proposed Change"), the Managing Partner shall submit to the Non-Managing Partner at least thirty (30) days prior to the proposed effective date of the Proposed Change a brief description of the Proposed Change and an analysis of the effect such Proposed Change would have on the Business Plan or Budget then in effect. The Managing Partner shall solicit the comments of the Non-Managing Partner with respect to each Proposed Budget and Proposed Business Plan or Proposed Change. If the Non- Managing Partner objects to any provision of a Proposed Budget or Proposed Business Plan or to any Proposed Change, the Non-Managing Partner may commence the negotiation procedures described below by giving written notice to the Managing Partner of its objections to the Proposed Business Plan, Proposed Budget or Proposed Change (a "Budget Objection") within twenty (20) days after its receipt of the Proposed Business Plan and Proposed Budget or ten (10) days after its receipt of notice of the Proposed Change. Following the delivery of a Budget Objection, the Partners shall cooperate in good faith and confer with the Chief Executive Officer and senior officers of the Partnership for the purpose of resolving by agreement between the Partners the objections described in the Budget Objection; if the Partners are unable to resolve the objections described in the Budget Objection within ten (10) days, the Non-Managing Partner may, by written notice to the Managing Partner, elect to require the Partners to further attempt to resolve the objections as follows:

                           (i)      The Partners shall refer the objections
described in the Budget Objection to the chief executive officers of Holdings and Cox Parent for resolution.

                           (ii)     If the chief executive officers of Holdings
and Cox Parent fail to resolve the objections within ten (10) days after the objections are referred to them, each Partner shall prepare a brief (a "Brief"), which includes a summary of the issue, its proposed resolution of the issue and considerations in support of such proposed resolution, not later than ten (10) days following the failure of the chief executive officers to resolve the objections, and the Briefs will be submitted to such reputable and experienced mediation service as is selected by

                                      -44-
                                                          December 12, 1996
agreement  between  the  Partners  or,  failing  such  agreement,  by the  Chief
Executive Officer (the "Mediator"). During a period of ten (10) days, the Mediator and the Partners shall attempt to resolve the objections described in the Budget Objection.

                  (d) Neither the solicitation by the Managing Partner of the Non-Managing Partner's comments on each Proposed Budget and Proposed Business Plan and on each Proposed Change nor the right of the Non-Managing Partner to give notice of a Budget Objection and to initiate the negotiation procedures described in Section 5.2(c) will impair or delay the right and obligation of the Managing Partner to adopt, or the right and obligation of the Managing Partner and the management of the Partnership to implement, a Budget and Business Plan and any Proposed Change in accordance with Section 5.2(b) (regardless whether any objections of the Non-Managing Partner have been resolved prior to the adoption of such Budget and Business Plan or implementation of any Proposed Change); provided, however, if the Non-Managing Partner has given notice of a Budget Objection, the Managing Partner shall not adopt or cause the management of the Partnership to implement the Budget, Business Plan or Proposed Change to which the Budget Objection relates until the conclusion of the negotiation procedures described in Section 5.2(c).

                  (e) With respect to each Fiscal Year after the first full Fiscal Year, the Managing Partner shall submit to the Non-Managing Partner a preliminary draft of the Proposed Budget to be submitted by the Managing Partner pursuant to Section 5.2(c) at least one hundred twenty (120) days prior to the start of such Fiscal Year and a final draft of the Proposed Budget to be submitted by the Managing Partner pursuant to Section 5.2(c) at least ten (10) Business Days prior to the date on which the chief executive officer of Holdings is obligated under Section 5.2(c) of the Holdings Partnership Agreement (taking into account any extensions agreed to by the Holdings Partners) to submit a proposed annual budget and business plan to the Partnership Board of Holdings for the fiscal year of Holdings that corresponds to such Fiscal Year. Such drafts of the Proposed Budget shall be prepared by the Managing Partner in good faith, but the Managing Partner shall have the right to modify such drafts in its discretion in preparing the Proposed Budget to be submitted by it pursuant to Section 5.2(c).

         5.3      Employees.

         The Managing Partner will appoint the senior management of the Partnership and will establish policies and guidelines for the hiring of employees by the Partnership. The Managing Partner may adopt appropriate management incentive plans and employee benefit plans.

         5.4      Limitation of Agency.

         The Partners agree not to exercise any authority to act for or to assume any obligation or responsibility on behalf of the Partnership except (i) as approved by written agreement between the Partners and (ii) as expressly provided herein. Neither Partner shall have any authority to act for or to assume any obligations or responsibility on behalf of the other Partner under this Agreement except (i) as approved by written agreement between the Partners and (ii)

                                      -45-
                                                            December 12, 1996
as expressly provided herein. Subject to Section 5.6, in addition to the other remedies specified herein, each Partner agrees to indemnify and hold the Partnership and the other Partner harmless from and against any claim, demand, loss, damage, liability or expense (including reasonable attorneys' fees and disbursements and amounts paid in settlement, but excluding any indirect, special or consequential damages) incurred by or against such other Partner or the Partnership and arising out of or resulting from any action taken by the indemnifying Partner in violation of this Section 5.4.

         5.5      Liability of Partners and Partnership Employees.

         No Partner, former Partner or Affiliate of any thereof, no partner, shareholder, director, officer, employee or agent of any of the foregoing, nor any officer or employee of the Partnership, shall be liable in damages for any act or failure to act in such Person's capacity as a Partner or otherwise on behalf of the Partnership unless such act or omission constituted bad faith, gross negligence, fraud or willful misconduct of such Person or a violation by such Person of this Agreement or an agreement between such Person and the Partnership. Subject to Section 5.6, each Partner, former Partner, Affiliate of any thereof, each partner, shareholder, director, officer, employee and agent of any of the foregoing, and each officer and employee of the Partnership, shall be indemnified and held harmless by the Partnership, or its receiver or trustee from and against any liability for damages and expenses, including reasonable attorneys' fees and disbursements and amounts paid in settlement, resulting from any threatened, pending or completed action, suit or proceeding relating to or arising out of such Person's acts or omissions in such Person's capacity as a Partner or (except as provided in Section 5.4) otherwise involving such Person's activities on behalf of the Partnership, except to the extent that such damages or expenses result from the bad faith, gross negligence, fraud or willful misconduct of such Person or a violation by such Person of this Agreement or an agreement between such Person and the Partnership. Any indemnity by the Partnership, its receiver or trustee under this Section 5.5 shall be provided out of and to the extent of Partnership Property only.

         5.6      Indemnification.

         Any Person  asserting a right to  indemnification  under Section 5.4 or
Section 5.5 shall so notify the Partnership or the other Partner, as the case may be, in writing. If the facts giving rise to such indemnification shall involve any actual or threatened claim or demand by or against a third party, the indemnified Person shall give such notice promptly (but the failure to so notify shall not relieve the indemnifying Person from any liability that it otherwise may have to such indemnified Person hereunder except to the extent the indemnifying Person is actually prejudiced by such failure to notify). The indemnifying Person shall be entitled to control the defense or prosecution of such claim or demand in the name of the indemnified Person, with counsel satisfactory to the indemnified Person, if it notifies the indemnified Person in writing of its intention to do so within twenty (20) days of its receipt of such notice, without prejudice, however, to the right of the indemnified Person to participate therein through counsel of its own choosing, which participation shall be at the indemnified Person's expense unless (i) the indemnified Person shall have been advised by its counsel that use of the same counsel to

                                      -46-
                                                           December 12, 1996
represent both the indemnifying Person and the indemnified Person would present a conflict of interest (which shall be deemed to include any case where there may be a legal defense or claim available to the indemnified Person which is different from or additional to those available to the indemnifying Person), in which case the indemnifying Person shall not have the right to direct the defense of such action on behalf of the indemnified Person, or (ii) the indemnifying Person shall fail vigorously to defend or prosecute such claim or demand within a reasonable time. Whether or not the indemnifying Person chooses to defend or prosecute such claim, the Partners shall cooperate in the prosecution or defense of such claim and shall furnish such records, information and testimony and attend such conferences, discovery proceedings, hearings, trials and appeals as may reasonably be requested in connection therewith. The indemnifying Person may not control the defense of any claim or demand that involves any material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a judgment lien) on, any material property of the indemnified Person or could entail a risk of criminal liability to the indemnified Person, without the consent of such indemnified Person.

         The indemnified Person shall not settle or permit the settlement of any claim or action for which it is entitled to indemnification without the prior written consent of the indemnifying Person (which shall not be unreasonably withheld), unless the indemnifying Person shall have been entitled to assume the defense thereof pursuant to this Section 5.6 but failed to do so after the notice and in the manner provided in the preceding paragraph.

         The indemnifying Person may not without the consent of the indemnified Person agree to any settlement (i) that requires such indemnified Person to make any payment that is not indemnified hereunder, (ii) that does not grant a general release to such indemnified Person with respect to the matters underlying such claim or action, or (iii) that involves the sale, forfeiture or loss of, or the creation of any Lien on, any material property of such indemnified Person. Nothing contained in this Section 5.6 is intended to authorize the indemnifying Person, in connection with any defense or settlement as to which it has assumed control, to take or refrain from taking, without the consent of the indemnified Person, any action that would reasonably be expected to materially impair the right to indemnification of such indemnified Person hereunder or would require such indemnified Person to take or refrain from taking any action or to make any public statement, which such indemnified Person reasonably considers to affect its interests materially and adversely.

         Upon the request of any indemnified Person, the indemnifying Person shall use reasonable efforts to keep such indemnified Person reasonably apprised of the status of those aspects of such defense controlled by the indemnifying Person and shall provide such information with respect thereto as such indemnified Person may reasonably request. If the defense is controlled by the indemnified Person, such indemnified Person, upon the request of the indemnifying Person, shall use reasonable efforts to keep the indemnifying Person reasonably apprised of the status of those aspects of such defense controlled by such indemnified Person and shall provide such information with respect thereto as the indemnifying Person may reasonably request.

                                      -47-
                                                           December 12, 1996

         5.7      Temporary Investments.

         All Property in the form of cash not otherwise invested shall be deposited for the benefit of the Partnership in one or more accounts of the Partnership, or any of its wholly owned Subsidiaries, maintained with such financial institutions as the Managing Partner shall determine or shall be invested in accordance with the guidelines set forth in Schedule 5.7 (which guidelines may be modified from time to time by the Managing Partner), or shall be left in escrow, and withdrawals shall be made only for Partnership purposes on such signature or signatures as the Managing Partner may determine from time to time.

                     SECTION 6. PARTNERSHIP OPPORTUNITIES;
                                CONFIDENTIALITY

         6.1 Engaging in Wireless Business in the Los Angeles MTA.

         For so long as any Person is a Partner, neither such Person nor any of its Controlled Affiliates shall engage in any Competitive Activity in the Los Angeles MTA except (i) through the Partnership or (ii) as permitted by Section
6.3. The term "Competitive Activity" means to bid on, acquire or, directly or indirectly, own, manage, operate, join, control, or finance or participate in the ownership, management, operation, control or financing of, or to be connected as a principal, agent, representative, consultant, beneficial owner of an interest in any Person, or otherwise with, or to use or permit its name to be used in connection with, any business or enterprise that (i) engages in the bidding for or acquisition of any Wireless Business license or engages in any Wireless Business or (ii) provides, offers, promotes or brands services encompassed by the definition of "Wireless Business."

         6.2      Enforceability and Enforcement.

                  (a) The Partners acknowledge and agree that the time, scope, geographic area and other provisions of Section 6.1 have been specifically negotiated by sophisticated parties and agree that such time, scope, geographic area, and other provisions are reasonable under the circumstances. If, despite this express agreement of the Partners, a court should hold any portion of
Section 6.1 to be  unenforceable  for any reason,  the maximum  restrictions  of time, scope and geographic area reasonable under the circumstances, as determined by the court, will be substituted for the restrictions held to be unenforceable.

                  (b) Each Partner shall be entitled to preliminary and permanent injunctive relief, without the necessity of proving actual damages or posting any bond or other security, to prevent a breach by the other Partner or any of its Controlled Affiliates of Section 6.1, which rights shall be cumulative and in addition to any other rights or remedies to which the Partner may be entitled.

                                      -48-
                                                           December 12, 1996

         6.3      General Exceptions to Section 6.1.

         The restrictions set forth in Section 6.1 on Competitive Activities shall not be construed to prohibit any of the following actions by a Partner or any of its Controlled Affiliates except to the extent any such action would (i) cause the Partnership (including the ownership of its assets and the conduct of its business) to be in violation of any law or regulation or otherwise result in any restriction or other limitation on the Partnership's ownership of its assets or conduct of its business or (ii) in any way impair, prevent or delay the ability of the Partnership to hold, utilize or maintain the License:

                  (a)  The  acquisition  or  ownership  of any  debt  or  equity securities of a Publicly Held Person that (i) were not acquired from the issuer thereof in a private placement or similar transaction, (ii) do not represent more than five percent (5%) of the aggregate voting power of the outstanding capital stock of any Person that engages in a Competitive Activity in the Los Angeles MTA (assuming the conversion, exercise or exchange of all such securities held by such Partner or its Controlled Affiliates that are convertible, exercisable or exchangeable into or for voting stock) and (iii) in the case of debt securities, entitle the holder to receive only interest or other returns that are fixed, or vary by reference to an index or formula that is not based on the value or results of operations of such Person;

                  (b) The acquisition (through merger, consolidation, purchase of stock or assets, or otherwise) of a Person or an interest in a Person, which engages (directly or indirectly through an Affiliate that is controlled by such Person) in any Competitive Activity in the Los Angeles MTA if either (i) such acquisition results from a foreclosure or equivalent action with respect to debt securities permitted to be held under Section 6.3(a) or (ii) the Competitive Activity in the Los Angeles MTA does not constitute the principal activity, in terms of revenues or fair market value, of the businesses acquired in such acquisition or conducted by the Person in which such interest is acquired; provided, in each case, that such Partner or Controlled Affiliate divests itself of the Competitive Activity in the Los Angeles MTA or interest therein as soon as is practicable, but in any event within twenty-four (24) months, after the acquisition;

                  (c) The continued holding of an equity interest in a Person that commences to engage in a Competitive Activity in the Los Angeles MTA following the acquisition of such equity interest if neither the Partner nor its Controlled Affiliate has any responsibility or control over the conduct of such Competitive Activity, does not permit its name to be used in connection with such Competitive Activity and uses all commercially reasonable efforts, including voting its equity interest, to cause such Person either to cease such Competitive Activity or, if permitted by applicable law, to enter into an affiliation agreement with respect to such Competitive Activity with the Partnership on terms and conditions comparable to those that the Partnership offers to other affiliated Persons engaged in a Wireless Business in similar situations (or, if no such agreement then exists, such terms and conditions shall include a provision for competitive pricing), pursuant to which such Person will provide its services to the public as an affiliate of the Partnership's wireless network;

                                      -49-
                                                           December 12, 1996

                  (d) The conduct of any Competitive Activity in the Los Angeles MTA involving the provision of any product or service that is an ancillary value-added addition to a Wireless Business and which does not itself require an FCC license (including operator services, location services and weather, sports and other information services);

                  (e)  The  conduct  by a  Partner  or  any  of  its  Controlled
Affiliates of any Competitive Activity in the Los Angeles MTA that is a necessary component of or an incidental part of the conduct of a business other than a Wireless Business or the entering into by a Partner or any of its Controlled Affiliates of an arrangement with an independent third party for the provision of any services that are a necessary component of or an incidental part of the conduct of a business other than a Wireless Business, so long as, in each case, the Partner or its Controlled Affiliate first uses all commercially reasonable efforts to negotiate agreements with the Partnership, which are reasonable in the independent judgment of both Partners, pursuant to which the Partnership would provide such services on terms no less favorable to the Partner or its Controlled Affiliate than the Partner or its Controlled Affiliate could obtain from an independent third party or could provide itself;

                  (f) Prior to the License Contribution Date, the ownership by Cox Parent of the License and the System Assets and, subject to Section 8.7, the operation by Cox California of a PCS system in the Los Angeles MTA using the License; and

                  (g) The conduct by any Partner or its Controlled Affiliates of any Competitive Activity, either directly or indirectly through an ownership interest in and/or other relationship with any other Person, where such Competitive Activity involves the provision of any product or service on a regional or national basis and (i) the provision of such product or service in the Los Angeles MTA does not constitute a material portion, in terms of revenues or fair market value, of such Competitive Activity as conducted by the Partner or other Person on a regional or national basis, and (ii) such Competitive Activity is not conducted in a material portion, in terms of population, of the Los Angeles MTA.

                  (h) The conduct by the Non-Managing Partner (or the Managing Partner if such Competitive Activity was commenced at a time when the Managing Partner was the Non- Managing Partner) or its Controlled Affiliates of services encompassed within the definition of "Wireless Business" on a resale basis in geographic areas where neither the Partnership nor any of its Subsidiaries is then providing, offering, promoting or branding such services and, in the reasonable judgment of such Partner, such Partner or its Controlled Affiliate must offer in such geographic area such services in a package with other products and services of such Partner or its Controlled Affiliates in order to compete with an actual or anticipated initiative by a service provider that is not a Controlled Affiliate of such Partner; provided in each case that such Partner or its Controlled Affiliate must (x) first offer, or cause to be offered, to the Partnership the opportunity to be the provider of such services on terms no less favorable to the Partnership than those made available to such Partner or its Controlled Affiliate and (y) use its commercially reasonable efforts to insure that any provision of such services is in accordance with the

                                      -50-
                                                           December 12, 1996

Partnership's technical requirements in a manner that would facilitate the transition of such business to the Partnership. At such time as the Partnership commences providing, offering, promoting or branding services encompassed within the definition of "Wireless Business" within such geographic area, such Partner shall, promptly following its receipt of written notice from the Partnership, offer, or cause its Controlled Affiliate to offer, to Transfer to the Partnership such Partner's or its Controlled Affiliate's business of providing such services in such geographic area, and (at the Partnership's option) to Transfer, lease or otherwise make available (at the election of such Partner or its Controlled Affiliate) to the Partnership the assets that are utilized in the provision of such services, such offer in each case to be at a price equal to the costs that the Partnership would incur to achieve a like business, including the costs associated with the creation or acquisition of the customer base of such business and the replacement cost of any assets so Transferred, leased or otherwise made available.

                  (i) The conduct by Holdings and its Controlled Affiliates of the business of reselling paging services as such business is conducted on the date of this Agreement or as Holdings contemplates conducting such business on the date of this Agreement under the provisions of the Paging Sales Agency resolution adopted by the Partnership Board of Holdings on January 11, 1996.

Notwithstanding anything to the contrary in this Section 6, any investment fund in which a Partner or any of its Affiliates has an investment (including pension funds) that invests funds on behalf of, and has a fiduciary duty to, third party investors shall be permitted to engage in or invest in entities engaged in any activity whatsoever so long as such Partner and its Controlled Affiliates do not, directly or indirectly, exercise any management or operational control whatsoever in any such entity engaging in a Competitive Activity.

         6.4      Freedom of Action.

         Except as set forth in this Section 6, no Partner or Affiliate of a Partner shall have any obligation not to (i) engage in the same or similar activities or lines of business as the Partnership or develop or market any products or services that compete, directly or indirectly, with those of the Partnership, (ii) invest or own any interest publicly or privately in, or develop a business relationship with, any Person engaged in the same or similar activities or lines of business as, or otherwise in competition with, the Partnership, (iii) do business with any client or customer of the Partnership, or (iv) employ or otherwise engage a former officer or employee of the Partnership.

         6.5      Confidentiality.

                  (a) Maintenance of Confidentiality. Each Partner and its Controlled Affiliates and the Partnership (each a "Restricted Party") shall, shall cause their respective officers and directors (in their capacity as such) to, and shall take all reasonable measures to cause their respective employees, attorneys, accountants, consultants and other agents and advisors (collectively, and together with their respective officers and directors, "Agents") to, keep secret

                                      -51-
                                                           December 12, 1996
and maintain in confidence all confidential and proprietary information and data of the Partnership and the other Partner or their Affiliates disclosed to it in connection with the formation of the Partnership and the conduct of the Partnership's business (the "Confidential Information") and shall not, shall cause their respective officers and directors not to, and shall take all reasonable measures to cause their respective other Agents not to, disclose Confidential Information to any Person other than the Partners, their Controlled Affiliates and their respective Agents that need to know such Confidential Information, or the Partnership. Each Partner further agrees that it shall not use the Confidential Information for any purpose other than monitoring and evaluating its investment, determining and performing its obligations and exercising its rights under this Agreement. The Partnership and each Partner shall take all reasonable measures necessary to prevent any unauthorized disclosure of the Confidential Information by any of their respective Controlled Affiliates or any of their respective Agents. The measures taken by a Restricted Party to protect Confidential Information shall not be deemed unreasonable if the measures taken are at least as strong as the measures taken by the disclosing party to protect such Confidential Information.

                  (b) Permitted Disclosures. Nothing herein shall prevent any Restricted Party or its Agents from using, disclosing, or authorizing the disclosure of Confidential Information it receives in the course of the business of the Partnership which:

                           (i)      has been published or is in the public
domain, or which subsequently comes into the public domain, through no fault of any Restricted Party or Agent (each, a "Receiving Party");

                           (ii)     prior to receipt hereunder (or under Section
6.6 of the Holdings Partnership Agreement or Section 6.6 of the WirelessCo Partnership Agreement) was properly within the legitimate possession of the Receiving Party or, subsequent to receipt hereunder (or under such agreement), is lawfully received from a third party having rights therein without restriction of the third party's right to disseminate the Confidential
Information  and  without  notice  of  any   restriction   against  its  further
disclosure;

                           (iii)    is independently developed by the Receiving
Party through Persons that have not had, either directly or indirectly, access to or knowledge of such Confidential Information;

                           (iv)     is disclosed to a third party with the
written approval of the party originally disclosing such information; provided that such Confidential Information shall cease to be confidential and proprietary information covered by this Agreement only to the extent of the disclosure so consented to;

                           (v)      subject to the Receiving Party's compliance
with  Section  6.5(d),  is  required  to be  produced  under order of a court of
competent   jurisdiction  or  other  similar   requirements  of  a  Governmental
Authority; provided that such Confidential Information to the

                                      -52-
                                                           December 12, 1996
extent covered by a protective order or its equivalent shall otherwise continue to be Confidential Information required to be held confidential for purposes of this Agreement; or

                           (vi)     subject to the Receiving Party's compliance
with Section 6.5(d), is required to be disclosed by applicable law or a stock exchange or association on which such Receiving Party's securities (or those of its Affiliate) are listed.

                  (c) Notwithstanding this Section 6.5, either Partner may provide Confidential Information (i) to any other Person considering the acquisition (whether directly or indirectly) of all or a portion of such Partner's Interest pursuant to Section 13 of this Agreement, (ii) to any other Person considering the consummation of a Permitted Transaction with respect to such Partner or (iii) to any financial institution in connection with borrowings from such financial institution by such Partner or any of its Controlled Affiliates, so long as prior to any such disclosure such other Person or financial institution executes a confidentiality agreement that provides protection substantially equivalent to the protection provided the Partners and the Partnership in this Section 6.5.

                  (d) In the event that any  Receiving  Party (i) must  disclose
Confidential Information in order to comply with applicable law or the requirements of a stock exchange or association on which such Receiving Party's securities or those of its Affiliates are listed or (ii) becomes legally compelled (by oral questions, interrogatories, requests for information or documents, subpoenas, civil investigative demands or otherwise) to disclose any Confidential Information, the Receiving Party shall provide the disclosing party with prompt written notice so that in the case of clause (i), the disclosing party can work with the Receiving Party to limit the disclosure to the greatest extent possible consistent with legal obligations, or in the case of clause
(ii), the disclosing party may seek a protective order or other appropriate remedy or waive compliance with the provisions of this Agreement. In the case of clause (ii), (A) if the disclosing party is unable to obtain a protective order or other appropriate remedy, or if the disclosing party so directs, the
Receiving Party shall, and shall cause its employees to, exercise all commercially reasonable efforts to obtain a protective order or other appropriate remedy at the disclosing party's reasonable expense, and (B) failing the entry of a protective order or other appropriate remedy or receipt of a waiver hereunder, the Receiving Party shall furnish only that portion of the Confidential Information that it is advised by opinion of its counsel is legally required to be furnished and shall exercise all commercially reasonable efforts to obtain reliable assurance that confidential treatment shall be accorded such Confidential Information, it being understood that such reasonable efforts shall be at the cost and expense of the disclosing party whose Confidential Information has been sought.

                  (e) The obligations under this Section 6.5 shall survive for a period of two (2) years from (i) as to both Partners and their respective Controlled Affiliates, the termination of the Partnership, and (ii) as to either Partner and its Controlled Affiliates, such Partner's withdrawal therefrom (or otherwise ceasing to be a Partner); provided that such obligations shall continue indefinitely with respect to any trade secret or similar information that is proprietary to the Partnership and provides the Partnership with an advantage over its competitors.

                                      -53-
                                                           December 12, 1996

                  (f) All references in this Section 6.5 to the Partnership shall, unless the context otherwise requires, be deemed to refer also to any Subsidiary of the Partnership.

                      SECTION 7. ROLE OF EXCLUSIVE LIMITED
                                    PARTNERS

         Except as otherwise provided in this Agreement, an Exclusive Limited Partner shall not have any right or power to take part in the management or control of the Partnership or its business and affairs or to act for or bind the Partnership in any way.

                     SECTION 8. TRANSACTIONS WITH PARTNERS;
                         CERTAIN ADDITIONAL AGREEMENTS

         8.1      Transactions with Partners.

                  (a) Sprint Brand License Agreement. Immediately following the execution and delivery of this Agreement, the Partnership shall enter into a brand license agreement with Sprint Communications Company, L.P., a Delaware limited partnership (the "Trademark License") to provide the Partnership with a license to use the Sprint Brand in connection with the conduct of the Partnership's business, in the form attached as Exhibit 8.1(a). During the term of the Trademark License, the Partnership's products and services will be offered, promoted and packaged solely under the Licensed Mark (as defined in the Trademark License), except that products and services of the Partnership bearing the Licensed Mark may be included in a package with any products or services offered, promoted or packaged by a Partner or Holdings Partner or their respective Controlled Affiliates (whether such package is offered by any Partner or Holdings Partner or any of their respective Controlled Affiliates or by any of their respective sub-agents or distributors) that bear a mark or brand other than the Licensed Mark. To the extent authorized by Sprint Communications
Company, L.P. under the Trademark License or otherwise, any products and services that are offered, promoted or packaged by a Person other than the Partnership or any Subsidiary of the Partnership pursuant to an affiliation agreement with the Partnership (including an affiliation agreement entered into pursuant to Section 6.3(c)) will be offered, promoted and packaged solely under the Licensed Mark.

                  (b) Affiliation Agreement. Immediately following the execution and delivery of this Agreement, the Partnership shall enter into an affiliation agreement with Sprint Spectrum L.P. to provide for the affiliation of the Partnership with Sprint Spectrum L.P. and Sprint Spectrum L.P.'s national wireless network, in the form attached as Exhibit 8.1(b).

                  (c)      Leased Employees.

                           (i)      The Managing Partner, on behalf of the
Partnership, will undertake to establish policies and arrangements for the Partnership with respect to the hiring, compensation, supervision, instruction, management and administration of employees, including

                                      -54-
                                                           December 12, 1996
employee benefit plans, as soon as practicable after the date of this Agreement. In order to permit the Partnership to operate its business in a proper and efficient manner prior to the time that the Partnership has established and implemented such policies and arrangements, Cox California will (A) employ and make available to the Partnership employees of Cox California who are capable of performing the duties required by the Partnership, (B) hire, supervise, instruct, discharge and otherwise manage those employees and (C) administer employee benefit plans applicable to those employees, all in accordance with this Section 8.1(c). The obligations of Cox California under this Section 8.1(c) shall terminate on a date to be specified by the Partnership on thirty (30) days' written notice to Cox California, after the Partnership has established and implemented, in its discretion, employment policies and arrangements with respect to the hiring, compensation, supervision, instruction, management and administration of employees, including employee benefit plans (the "Leased Employment Termination Date").

                           (ii)     Prior to the Leased Employment Termination
Date, Cox California shall lease to the Partnership those employees who will perform services with respect to the business of the Partnership, including those persons employed by Cox California on the date of this Agreement and all replacements for and additions to such persons and less any such persons whose employment by Cox California terminates prior to the Leased Employment Termination Date (all such persons, collectively, the "Leased Employees"), for the purpose of operating the business of the Partnership. The number of Leased Employees shall be determined from time to time by the Partnership. The Partnership shall have the right, from time to time and at any time, in its discretion, and for any reason whatsoever, to discontinue the services of any Leased Employee under this Section 8.1(c), but shall have no right to terminate Cox California's employment of any Leased Employee. In addition, the Partnership shall have the right, in its discretion, to approve in advance any individual whom Cox California desires to designate as an additional or replacement Leased Employee. The Partnership shall have the right to control the general scope, manner, and method of activities of the Leased Employees, which shall be directed in writing to Cox California. Cox California shall have the right at any time to terminate the status of any employee as a Leased Employee (either upon the termination of such employee's employment by Cox California or the assignment to such employee of duties not relating to the business of the Partnership) if it makes available to the Partnership a substitute Leased Employee acceptable to the Partnership to replace the employee whose status as a Leased Employee was terminated.

                           (iii)    Notwithstanding the services provided by the
Leased Employees to the Partnership, the parties acknowledge and agree that Cox California is and shall remain the sole employer of the Leased Employees until the Leased Employment Termination Date, and, subject to the provisions of this Agreement, shall be responsible for the employment and training of all the Leased Employees and for the payment of salaries, wages, benefits (including health insurance, retirement, and other similar benefits, if any) and other compensation applicable to the Leased Employees, subject to reimbursement by the Partnership in accordance with Section 8.1(c)(iv). Cox California shall be responsible for the payment of all Federal, state, and local withholding taxes on the compensation of the Leased Employees and other such employment related taxes, subject to reimbursement by the Partnership in accordance with

                                      -55-
                                                           December 12, 1996

Section 8.1(c)(iv). The Partnership will cooperate with Cox California to facilitate Cox California's compliance with applicable Federal, state, and local laws, rules, regulations, and ordinances applicable to the employment of the Leased Employees by Cox California, and their services under this Agreement.

                           (iv)     The Partnership will reimburse Cox
California for all costs and expenses that are incurred by Cox California directly in connection with its employment of the Leased Employees pursuant to this Section 8.1(c) (other than any such costs and expenses that constitute Qualified Pre-Operating Expenses, Research and Experimental Expenditures or Start- Up Expenditures), including:

                                    (A)     salaries, wages, bonuses and
severance payments made to Lease Partners, for services performed for the Partnership, and contributions for benefits and costs accrued with respect to benefits under Cox California's employee benefit plan packages, allocable to periods during which the Leased Employees performed services for the Partnership;

                                    (B)     any additional compensation or
payments required under applicable law to be made by Cox California to or with respect to Leased Employees allocable to periods during which the Leased Employees performed services for the Partnership (including legally mandated severance payments in connection with the termination of any Leased Employee, except for any severance pay due as a result of Cox California's failure to provide Leased Employees with timely notice of the termination of their employment under the Worker Readjustment and Retraining Act ("WARN") or any applicable state equivalent to WARN);

                                    (C)     any legally mandated unemployment,
worker's compensation or other insurance with respect to a Leased Employee and costs relating to any unemployment, worker's compensation, wrongful termination or discrimination claims with respect to a Leased Employee, allocable to periods during which the Leased Employee performed services for the Partnership; and

                                    (D)     expenses directly incurred in
connection with Cox California's performance under this Agreement for Leased Employees' travel, professional fees, office supplies, office equipment, rent, telephone, postage, meals and entertainment, cafeteria supplies, similar miscellaneous office expenses directly related to the Leased Employees' services for the Partnership.

                           (v)      Cox California shall give the Partnership a
credit equal to the amount of any costs savings or refunds to Cox California resulting from the forfeiture by any Leased Employee of any employee benefits the costs of which were reimbursed to Cox California by the Partnership pursuant to this Section 8.1(c).

                  (d) Preferred Provider. The Partnership shall contract with each Partner, each Holdings Partner, their respective Affiliates and third parties, as appropriate, on a negotiated arms-length basis, for services it may require, which may include billing and information

                                      -56-
                                                           December 12, 1996
systems and marketing and sales services. The Partnership may in the normal course of its business enter into any transaction with a Partner or any of its Affiliates, so long as (i) the Managing Partner has determined that the price and other terms of such transaction are fair to the Partnership and are not less favorable to the Partnership than those generally prevailing with respect to comparable transactions involving non-Affiliates of Partners and (ii) the transaction has been approved pursuant to Section 8.2(a). The Partnership is expressly authorized to enter into the agreements expressly referred to in this
Section 8.1.

                  (e) Access to Technical Information. Subject to the provisions of Section 6 and Section 11.4 of this Agreement and to applicable confidentiality restrictions, the Partnership shall grant to each Partner and its Controlled Affiliates access to Technical Information of the Partnership ("Partnership Technical Information"). Such access shall be granted at such reasonable times and locations and on such other reasonable terms as the Managing Partner may approve, subject to Section 8.2(a). Subject to Section 6 and, in the case of rights to use Technical Information that have been licensed to the Partnership, to the terms and conditions contained in the related license to the Partnership, the Partnership shall grant to any such Partner or its Controlled Affiliate a license to use any Partnership Technical Information to which it is granted access pursuant to this Section 8.1(e) (and to make copies thereof at such Partner's expense), which license shall provide for royalties and fees and other terms and conditions that are generally prevailing with respect to comparable transactions involving unrelated third parties and are at least as favorable to such Partner or its Controlled Affiliate as those generally prevailing with respect to comparable licenses (if any) granted to non-Affiliates of Partners. The rights of access granted pursuant to this
Section 8.1(e) shall be subject to the pre-existing rights of any third party to such Partnership Technical Information.

                  (f) Support By Partners of Holdings. Concurrently with the execution and delivery of this Agreement, each of Cox Communications, Inc., Comcast Corporation, TeleCommunications, Inc., and Sprint Corporation has executed and delivered to the Partnership an agreement, in the form attached as
Exhibit 8.1(f), pursuant to which each such company has agreed, to the extent permitted by applicable law, to cause each of its Controlled Affiliates that provides cable television or local exchange telephone service and to use commercially reasonable efforts to cause each of its other Affiliates that provides cable television or local exchange telephone service to provide appropriate services to the Partnership in support of the Partnership's conduct of its Wireless Business in the Los Angeles MTA. Such services may include antenna sites and/or strand mounting of RF and transmission equipment owned by the Partnership or any Affiliate of the Partnership, and transmission facilities between cell sites and designated switching locations. Services also may include provision of primary power, standby power and maintenance. Pricing of the foregoing services will be negotiated at a local level and is expected to reflect all relevant costs plus a reasonable return.

                  (g)      FCC Action.

                           (i)      If a change in FCC policy or rules makes it
necessary to obtain the approval or consent of the FCC for the implementation, continuation or further effectuation of

                                      -57-
                                                           December 12, 1996
any term or provision of this Agreement, the Partners shall use all commercially reasonable efforts to diligently prepare, file and prosecute before the FCC all petitions, waivers, construction applications, amendments, rulemaking comments and other related documents necessary to secure and/or retain such approval of or consent to all aspects of this Agreement or conformance with FCC rules or regulations. Each Partner shall bear its own costs incurred in connection with the preparation of such documents and prosecution of such actions, including attorneys' and filing fees. Notwithstanding any provision in this Agreement to the contrary, the Partners acknowledge and agree that no filing shall be made with the FCC by the Partnership or either Partner with respect to this Agreement unless both Partners have reviewed such filing and consented to its submission, which consent shall not be unreasonably withheld.

                           (ii)     In the event the FCC determines that
consummation of the transactions contemplated under this Agreement is inconsistent with the terms and conditions of the License or is otherwise contrary to FCC policies, rules and regulations, or if regulatory or legislative action subsequent to the date hereof alters the permissibility of the consummation of the transactions contemplated under this Agreement under the FCC's rules or other applicable law, rules or regulations, the Partners shall use all commercially reasonable efforts to renegotiate this Agreement in good faith and to enter into such amendments to this Agreement and such additional agreements as may be necessary to preserve to the extent reasonably possible the economic and commercial effects of the transactions contemplated under this Agreement.

                  (h) LeasingCo. On the date of this Agreement, the Partnership and Holdings shall enter into the Agreement of Limited Partnership of LeasingCo, in the form attached as Exhibit 8.1(h).

                  (i)      Sales Agency.

                           (i)      The Holdings Partners will be non-exclusive
commission sales agents for the Partnership's products and services pursuant to agency agreements that conform to the provisions of this Section 8.1(i) and are otherwise in form and substance reasonably satisfactory to the parties thereto. The agency agreements will provide that all of the Partnership's products and services will be made available to each of the Holdings Partners to offer, promote and package. The sales agency agreements referenced in this Section 8.1(i) will include appropriate customer and territorial restrictions.

                           (ii)     Commissions payable to the Holdings Partners
under sales agency agreements for the Partnership's products and services will be not less favorable to the agent than those for comparable agency arrangements (considering churn, marketing support provided by agent, etc.) of the Partnership with third parties, irrespective of volume. Commissions will be paid on the basis of net customer growth (i.e., after taking into account churn) and in the case of a sale to an existing customer will only be paid on the basis of incremental sales revenue from such customer resulting from such sale, if any.

                                      -58-
                                                           December 12, 1996

         8.2      Additional Agreements of the Partners.

                  (a) Interested Party Transactions. As used in this Agreement, an "Interested Party Decision" is any decision to enter into, amend, terminate or abandon any contract, agreement, relationship or transaction between the Partnership or any of its Subsidiaries, on the one hand, and the Managing Partner or any Person in which the Managing Partner (or any of its Controlled Affiliates) has a direct or indirect material financial interest or which has a direct or indirect material financial interest in the Managing Partner, on the other hand, any determination whether there has been a breach of any such contract, agreement, relationship or transaction, or any decision to exercise, waive or release any rights of the Partnership with respect thereto. Any Interested Party Decision shall be made by the Managing Partner on behalf of the Partnership only with the approval of the Non-Managing Partner to the extent provided in Section 5.1(d), after full disclosure to the Non-Managing Partner of all material facts relating to such matter. For purposes of this Section 8.2(a),

                           (i)      a Person shall not be deemed to have a
material financial interest in a Partner solely as a result of its ownership of less than 10% (by value) of the outstanding economic interests in a Publicly Held Parent of such Partner or a Publicly Held Intermediate Subsidiary of such Parent; and

                           (ii)     neither CPP nor any Controlled Affiliate of
CPP shall be deemed to have a material financial interest in Holdings or any of its Subsidiaries.

                  (b)      Foreign Ownership.

                           (i)      For purposes of this Section 8.2(b):

                                    (A)     "Foreign Ownership Restriction"
means any federal law or regulation restricting the amount of ownership or voting control that may be held by non-citizens of the United States in holders of licenses or other authorizations issued by the FCC or in Persons controlling such holders (including 47 U.S.C. ss. 310(b) and the rules and regulations promulgated thereunder by the FCC).

                                    (B)     "Foreign Ownership Threshold" means
the maximum amount of foreign ownership or foreign voting control of the Partnership that is permitted by any Foreign Ownership Restriction applicable to the Partnership, less the amount of foreign ownership or foreign voting control of the Partnership that is attributable from any Person other than a Partner.

                                    (C)     A Partner's "Attribution Cap" equals
the product of the Percentage Interest of such Partner times the Foreign Ownership Threshold.


                                      -59-
                                                            December 12, 1996

                           (ii)     Subject to Section 8.2(b)(iii), no Partner
shall cause or permit the amount of foreign ownership or foreign voting control attributable to the Partnership from such Partner and its Controlled Affiliates (determined in accordance with the method of attribution prescribed in the applicable Foreign Ownership Restrictions) to exceed the Attribution Cap of such Partner, increased by any portion of the other Partner's applicable Attribution Cap that the other Partner has authorized such Partner to use for purposes of determining compliance with this Section 8.2(b)(ii), and decreased by any portion of such Partner's applicable Attribution Cap that such Partner has authorized the other Partner to use for purposes of determining compliance with this Section 8.2(b)(ii).

                           (iii)    So long as a Partner and its Controlled
Affiliates are using their respective commercially reasonable efforts to cause the amount of foreign ownership and foreign voting control attributable to the Partnership from such Partner and its Controlled Affiliates to be reduced below the maximum amount permitted by Section 8.2(b)(ii) (without regard to this Section 8.2(b)(iii)), such Partner shall not be deemed to be in violation of its covenant in Section 8.2(b)(ii) until the earlier of:

                                    (A)     such time as the aggregate amount of
foreign ownership or foreign voting control attributable to the Partnership (including the foreign ownership and foreign voting control attributable from such Partner and its Controlled Affiliates) exceeds ninety percent (90%) of the Foreign Ownership Threshold, or

                                    (B)     thirty (30) days after such Partner
receives written notice from the other Partner that the other Partner or any of its Controlled Affiliates desires to engage in any transaction permitted by
Section 8.2(b)(ii) that, if consummated, would cause the aggregate amount of foreign ownership or foreign voting control attributable to the Partnership to exceed ninety percent (90%) of the Foreign Ownership Threshold if the foreign ownership attributable to the Partnership from such Partner and its Controlled Affiliates continued to exceed the maximum amount permitted by Section 8.2(b)(ii).

                           (iv)     Any authorization by one Partner to the
other Partner of the right to use any portion of the authorizing Partner's applicable Attribution Cap for purposes of determining compliance with Section 8.2(b)(ii) shall be evidenced by a written instrument.

                  (c) Advice of Changes in Government Filings; Petitions to Deny. Each Partner promptly shall advise the other Partner in writing of any change or event known to such Partner having or which, insofar as such Partner can reasonably foresee, could have a material adverse effect on the ability of CPP to hold or use the License or to contribute the License to the Partnership, or on the right of the Partnership to hold or use the License following such contribution. Each Partner promptly shall provide the other Partner with copies of all filings made by it (or made by the Partnership while such Partner is the Managing Partner) or any of its Controlled Affiliates with any Governmental Authority in connection with the License. Each Partner promptly shall provide the other Partner with copies of all petitions to deny or similar petitions with the FCC or any other Governmental Authority by any Person challenging or

                                      -60-
                                                           December 12, 1996
questioning the right of the Partnership to hold or use the License or otherwise in connection with this Agreement and the transactions contemplated hereunder.

                  (d) BOC. Each Partner agrees that neither it nor any of its Controlled Affiliates shall take any action that causes such Partner to become a BOC.

         8.3      Certain Additional Agreements.

                  (a) Subject to Section 8.3(c), (i) prior to the License Contribution Date, neither CPP nor any of its Controlled Affiliates will take any action or knowingly fail to take any action (including actions relating to the initial buildout of the Partnership's PCS system) within its control that would result in the revocation of CPP's right to hold or use the License or in the prohibition of CPP's contribution of the License to the Partnership, and
(ii) following the License Contribution Date, neither CPP or Holdings, nor any of their respective Controlled Affiliates, will take any action or knowingly fail to take any action (including actions relating to the initial buildout of the Partnership's PCS system) that would result in the revocation of the Partnership's right to hold or use the License.

                  (b) Subject to Section 8.3(c), after the License Contribution Date, CPP, as Managing Partner, shall cause the Partnership to satisfy the construction requirements applicable to the five-year buildout period specified in Section 24.203(a) of the FCC rules and regulations with respect to the Los Angeles MTA on or before December 14, 1997.

                  (c) CPP shall not be in breach of its covenants in Section 8.3(a) or Section 8.3(b) and Holdings shall not be in breach of its covenants in
Section 8.3(a) to the extent that the revocation of CPP's right to hold or use the License, the prohibition of CPP's contribution of the License to the Partnership, the revocation of the Partnership's right to hold or use the License or the Partnership's failure to satisfy the initial buildout requirement under the License on or before December 14, 1997, as applicable, resulted from
(i) insufficient capital (but only if such Partner has made all Capital Contributions required to be made by it pursuant to this Agreement), (ii) any FCC order or any other injunction issued by any Governmental Authority impeding the Partnership's construction of its PCS system, (iii) the failure of any Governmental Authority to grant any consent, approval, waiver or authorization or any delay on the part of any Governmental Authority in granting any consent, approval, waiver or authorization, (iv) the failure of any vendor to deliver timely any equipment or (v) any act of God, act of war or insurrection, riot, fire, accident, explosion, labor unrest, strike, civil unrest, work stoppage, condemnation or any similar cause or event not reasonably within the control of CPP or Holdings, as applicable.

                  (d) Cox Parent and the Partnership shall file with the FCC within ten (10) Business Days after the date of this Agreement an application for the pro forma transfer of the license to the Partnership. CPP and Holdings shall use their respective diligent efforts to obtain all consents, approvals, waivers and authorizations of any Governmental Authority (including

                                      -61-
                                                           December 12, 1996
the FCC) required to be obtained in connection with the contribution of the License to the Partnership.

                  (e) CPP shall file with the FCC appropriate documentation demonstrating the Partnership's satisfaction of the construction requirements applicable to the five-year buildout period specified in Section 24.203(a) of the FCC rules and regulations within ten (10) days after the date on which the Partnership satisfies such construction requirements.

                  (f) CPP shall use commercially reasonable efforts to cause any expenses that are to be incurred in connection with the business of the Partnership on or after the date of this Agreement and on or before the earlier of the License Contribution Date or December 31, 1996 to be incurred by the Partnership instead of by Cox Parent or a Subsidiary of Cox Parent.

         8.4      Parent Undertaking.

         Simultaneously with the execution and delivery of this Agreement, Cox Parent has executed and delivered to Holdings a Parent Undertaking.

         8.5      Cooperation on Transactions With Vendors.

         Holdings and the Partnership will cooperate with each other in a commercially reasonable manner to structure arrangements whereby (a) Holdings and its Subsidiaries and the Partnership would, to the extent permitted by applicable law and regulation, coordinate their respective buying and financing efforts from third-party vendors in a manner that makes the benefits of such coordinated efforts available to the Partnership in making and financing purchases of equipment and materials that are required for the accomplishment of the purposes of the Partnership, and (b) Holdings and its Subsidiaries would pass through to the Partnership a pro rata portion (based on the projected dollar amount of their respective purchases of equipment and materials) of the benefits of any financing from a third-party vendor to the extent that, notwithstanding the coordinated efforts of Holdings and its Subsidiaries and the Partnership pursuant to this Section 8.5, the benefits of such financing are directly available from such third-party vendor to Holdings and its Subsidiaries but not to the Partnership.

         8.6 Holdings's Right to Investigate Qualified Pre-Operating Expenses, Research and Experimental Expenditures and Start-Up Expenditures; Arbitration of Disputes.

                  (a) CPP and its Controlled Affiliates shall, upon reasonable advance notice, give Holdings and its counsel, accountants and other authorized representatives reasonable access to the books, records, contracts and documents relating to the System Assets, the Qualified Pre- Operating Expenses, the Research and Experimental Expenditures and the Start-Up Expenditures for the purpose of investigating and auditing the amount and timing of payment of Qualified Pre- Operating Expenses, Research and Experimental Expenditures and Start-Up Expenditures, and will, upon reasonable advance notice, furnish or cause to be furnished to Holdings or its authorized representatives any information with respect to the Qualified Pre-Operating Expenses,

                                      -62-
                                                           December 12, 1996

Research and Experimental Expenditures and Start-Up Expenditures that Holdings may reasonably request.

                  (b) If the System Assets are contributed to the Partnership pursuant to Section 2.2(b)(i) and, following Holdings's investigating and auditing of the amount of the Qualified Pre- Operating Expenses, Research and Experimental Expenditures and Start-Up Expenditures pursuant to Section 8.6(a), Holdings disputes CPP's determination of the amount of Qualified Pre-Operating Expenses, Research and Experimental Expenditures and Start-Up Expenditures, CPP and Holdings shall use good faith efforts to resolve such dispute as soon as practicable. If CPP and Holdings are unable to resolve such dispute within sixty
(60) days following the License Contribution Date, CPP and Holdings shall jointly designate an independent certified public accountant to resolve the dispute. The accountant's resolution of the dispute shall be final and binding on the Partners. Any fees or expenses of this accountant shall be paid by the Partnership.

         8.7      Management of PCS System Before License Contribution Date.

         If the License Contribution Date has not occurred on or prior to the date on which the Partnership plans to commence commercial operations of the PCS system to be operated under the License, then, subject to applicable law, until the License Contribution Date, (a) Cox California shall be permitted to engage in the business of operating the PCS system to be operated under the License,
(b) the Partnership will make available for use by Cox California any assets of the Partnership constituting part of such PCS system, (c) the Partnership will manage the business of operating such PCS system, (d) the Partnership will be responsible for all costs and expenses attributable to the operations of such PCS system, (e) as consideration for making its assets available to Cox California and for its management of the PCS system, the Partnership will be entitled to receive and retain all revenues attributable to the operations of the PCS system and (f) operation of such PCS System by Cox California will be in accordance with the terms and conditions of the affiliation agreement described in Section 8.1(b), except that the Partnership shall be responsible for all payments due to Sprint Spectrum L.P. thereunder. The Partnership and Cox California will negotiate in good faith and, upon the successful completion of such negotiations, enter into a management agreement incorporating the provisions of this Section 8.7 to the extent the Partnership or Cox California deems it necessary or desirable.

         8.8      Product Integration.

                  (a) The Partnership shall undertake to architect and design its systems, platforms, networks and products in a manner that facilitates seamless integration of the Partnership's products and services with the telecommunications products and services offered by each Partner, the Holdings Partners and the Subsidiaries of Holdings.

                  (b) Each Partner and each of the Holdings Partners shall have the right to cause the Partnership to undertake, in cooperation with such Partner or Holdings Partner, as the case may be (the "Requesting Party"), and at the Requesting Party's cost and expense (unless

                                      -63-
                                                           December 12, 1996
the Partnership is already obligated to incur such expense under the affiliation agreement described in Section 8.1(b) or the Trademark License), the development of Technical Information that such Partner reasonably believes is necessary to integrate the Partnership's products and services with the wireline telecommunications products and services of the Requesting Party or its Controlled Affiliates ("Proprietary Technical Information"); provided, that such undertaking by the Partnership shall not materially interfere with the Partnership's ongoing planning, design and development activities and any such integration shall not adversely impact in any material respect the operating characteristics of the Partnership's existing systems, platforms, networks or products.

                  (c) If a Requesting Party requests the development of Proprietary Technical Information under this Section 8.8, then, as between the Partnership and the Requesting Party, the Requesting Party shall have the irrevocable, royalty-free exclusive right and license to make (or have made), use, sell, copy, modify and sublicense such Proprietary Technical Information. The relative rights and obligations of the Requesting Party with respect to such Proprietary Technical Information will be governed by the provisions of Section
8.12 of the Holdings Partnership Agreement in the same manner as if the Proprietary Technical Information had been developed by Holdings under that section. If the Proprietary Technical Information is requested from the Partnership directly by a Holdings Partner or by Holdings at the specific request of a Holdings Partner, then the requesting Holdings Partner will be deemed to be the "Initiating Partner" for purposes of Section 8.12 of the Holdings Partnership Agreement, and if the Proprietary Technical Information is requested by Holdings on its own behalf (rather than at the specific request of a Holdings Partner), then Holdings will be deemed to be the "Initiating Partner."

                   SECTION 9. REPRESENTATIONS AND WARRANTIES

         9.1      Representations and Warranties of the Partners.

         Each Partner hereby represents and warrants that as of the date hereof:

                  (a) Due Formation; Authorization of Agreement. Such Partner is a partnership duly formed, validly existing and, if applicable, in good standing under the laws of the jurisdiction of its formation and has the partnership power and authority to own its property and carry on its business as owned and carried on at the date hereof and as contemplated hereby. Such Partner is duly licensed or qualified to do business and, if applicable, is in good standing in each of the jurisdictions in which the failure to be so licensed or qualified would have a material adverse effect on its financial condition or its ability to perform its obligations hereunder. Such Partner has the partnership power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance by such Partner of this Agreement have been duly authorized by all necessary partnership action. Assuming the due execution and delivery by the other party hereto, this Agreement constitutes the legal, valid and binding obligation of such Partner enforceable against such Partner in accordance with its terms, subject as to enforceability to limits imposed by

                                      -64-
                                                          December 12, 1996
bankruptcy, insolvency or similar laws affecting creditors' rights generally and the availability of equitable remedies.

                  (b) No Conflict with Restrictions; No Default. Except as could not reasonably be expected to have a material adverse effect on the Partnership or to materially impair such Partner's ability to perform its obligations under this Agreement or to have a material adverse effect on the consolidated financial condition of such Partner or its Parent, neither the execution, delivery and performance of this Agreement nor the consummation by such Partner of the transactions contemplated hereby,

                           (i)      will conflict with, violate or result in a
breach of any of the terms, conditions or provisions of any law, regulation, order, writ, injunction, decree, determination or award of any court, any other Governmental Authority, or any arbitrator, applicable to such Partner or any of its Controlled Affiliates,

                           (ii)     will conflict with, violate, result in a
breach of or constitute a default under any of the terms, conditions or provisions of the articles of incorporation, bylaws or partnership agreement of such Partner or any of its Controlled Affiliates or of any material agreement or instrument to which such Partner or any of its Controlled Affiliates is a party or by which such Partner or any of its Controlled Affiliates is or may be bound or to which any of its material properties or assets is subject (other than any such conflict, violation, breach or default that has been validly and unconditionally waived),

                           (iii)    will conflict with, violate, result in a
breach of, constitute a default under (whether with notice or lapse of time or both), accelerate or permit the acceleration of the performance required by, give to others any material interests or rights or require any consent, authorization or approval under any indenture, mortgage, lease agreement or instrument to which such Partner or any of its Controlled Affiliates is a party or by which such Partner or any of its Controlled Affiliates is or may be bound, or

                           (iv)     will result in the creation or imposition of
any Lien upon any of the material properties or assets of such Partner or any of its Controlled Affiliates.

                  (c) Governmental Authorizations. Any registration, declaration or filing with, or consent, approval, license, permit or other authorization or order by, any Governmental Authority that is required to be obtained by such Partner as of the date hereof in connection with the valid execution, delivery, acceptance and performance by such Partner under this Agreement or the consummation by such Partner of any transactions contemplated hereby has been completed, made or obtained.

                  (d) Litigation. There are no actions, suits, proceedings or investigations pending or, to the knowledge of such Partner or its Parent, threatened against or affecting such Partner or any of its Controlled Affiliates or any of their properties, assets or businesses in any court or before or by any other Governmental Authority or any arbitrator that could, if adversely

                                      -65-
                                                          December 12, 1996
determined (or, in the case of an investigation, could lead to any action, suit or proceeding, that, if adversely determined, could), reasonably be expected to materially impair such Partner's ability to perform its obligations under this Agreement or to have a material adverse effect on the consolidated financial condition of such Partner or its Parent; and neither such Partner nor any of its Controlled Affiliates has received any currently effective notice of any default, and neither such Partner nor any of its Controlled Affiliates is in default, under any applicable order, writ, injunction, decree, permit, determination or award of any court, any other Governmental Authority, or any arbitrator, which default could reasonably be expected to materially impair such Partner's ability to perform its obligations under this Agreement or to have a material adverse effect on the consolidated financial condition of such Partner.

                  (e) Finders Fees. There is no investment banker, broker or finder that has been retained by or is authorized to act on behalf of such Partner who might be entitled to any fee or commission from the other Partner or the Partnership upon consummation of the transactions contemplated under this Agreement.

                  (f) BOC. Such Partner is not a BOC.

         9.2 Representations and Warranties of CPP Regarding the License and the System Assets.

         CPP hereby represents and warrants to Holdings as follows:

                  (a) License. CPP and its Controlled Affiliates have satisfied all terms and conditions required to be satisfied on or before the date hereof imposed by the FCC, by any other Governmental Authority, or by federal law as a condition of the award of the License, including the FCC's pioneers' preference rules as codified at 47 C.F.R. ss.ss. 1.402, 1.403 and 5.207 (1993); orders issued in Federal Communications Commission dockets ET Docket No. 93-266, GEN Docket No. 90-314 and GEN Docket No. 90-217; and conditions imposed as of the date hereof in response to CPP's application for authority to provide broadband PCS service on frequency block "A" of the Los Angeles MTA.

                  (b) Compliance with Laws. CPP and its Controlled Affiliates have not made any untrue statement of fact, or omitted to disclose any facts, to the FCC or any other Governmental Authority or taken or failed to take any action, which misstatements, omissions, actions or failures to act, individually or in the aggregate, could reasonably be expected to cause CPP to forfeit its right to hold or use the License or that, insofar as can reasonably be foreseen, could have a material adverse effect on the ability of CPP to contribute the License to the Partnership, or on the right of the Partnership to hold or use the License following such contribution.

                  (c) Litigation. There are no actions, suits, proceedings or investigations pending or, to the knowledge of CPP, threatened against or affecting CPP in, before or by any Governmental Authority or any arbitrator that could, if adversely determined (or, in the case of

                                      -66-
                                                           December 12, 1996
an investigation could lead to any action, suit or proceeding, that, if adversely determined, could) reasonably be expected to affect the right of CPP to hold or use the License or to contribute the License to the Partnership, or the right of the Partnership to hold or use the License following such contribution, or impose any material restrictions or limitations on the operation of the Partnership's business; and CPP has not received any currently effective notice of any default, and CPP is not in default, under any applicable order, writ, injunction, decree, permit, determination or award of any Governmental Authority or any arbitrator that could reasonably be expected to affect the right of CPP to hold or use the License or to contribute the License to the Partnership, or the right of the Partnership to hold or use the License following such contribution, or impose any material restrictions or limitations on the operation of the Partnership's business.

                  (d) Qualified Pre-Operating Expenses, Research and Experimental Expenditures and Start-Up Expenditures. Schedule 9.2(d) sets forth CPP's good faith estimate of the amount of the aggregate Qualified Pre-Operating Expenses, Research and Experimental Expenditures and Start-Up Expenditures as of September 30, 1996 and the periods during which such expenses were paid.

                  (e) Certain Conditions Not Present. Except for liabilities of the types listed on Schedule 9.2(e) (in the approximate amounts reflected on such schedule with subsequent changes in the ordinary course of developing the business to be conducted by the Partnership) and except for contractual liabilities pursuant to contracts, leases and other agreements identified on
Schedule 1.10 hereto, there are no liabilities or obligations required to be assumed by the Partnership pursuant to Section 2.2(b)(iii) or the System Assets Sales Agreement, whether accrued, contingent, absolute, determined, determinable or otherwise, that would be required by GAAP to be disclosed on a balance sheet of the Partnership or in footnotes to the financial statements of the Partnership, assuming such balance sheet and footnotes were prepared on a pro forma basis after giving effect to the assumption of such liabilities and obligations by the Partnership.

                  (f) Condition of Equipment. As of the date of this Agreement, the machinery, equipment, furniture, vehicles and other tangible personal property included in the System Assets are in adequate operating condition for the proposed operation of a PCS system in the Los Angeles MTA under the License.

                  (g) Title to Property;  Liens. Except as set forth in Schedule
1.10, as of the date of this Agreement, CPP has title to all of the assets included in the System Assets, free and clear of all Liens. Upon the contribution of the License pursuant to Section 2.2(a)(i) and Section 2.2(a)(ii), the License will be owned by the Partnership free and clear of all Liens, except for any Liens that may be created by the Partnership in accordance with this Agreement. Upon the contribution of the System Assets pursuant to
Section 2.2(b)(i) or the assignment of the System Assets pursuant to System Assets Sales Agreement, as applicable, the System Assets so contributed or assigned will be owned by the Partnership free and clear of all Liens, except for any Liens that may be created by the Partnership in accordance with this Agreement and any

                                      -67-
                                                           December 12, 1996
other Liens that, individually or in the aggregate, are not material to the System Assets taken as a whole.

                  (h) No Breach. As of the date of this Agreement, (i) each permit, contract, agreement, lease, insurance policy, license, commitment, arrangement and understanding (whether evidenced by a written document or otherwise) listed on Schedule 1.10, including each lease for real or personal property included in the System Assets, is in full force and effect in accordance with its terms, and (ii) there does not exist under any such permit, contract, agreement, lease, insurance policy, license, commitment, arrangement or understanding any default, or event which, with the giving of notice or the lapse of time or both, would become a breach or default, the consequences of which would result in a material adverse effect on the Partnership's operation of a PCS system in the Los Angeles MTA under the License taken as a whole.

                  (i) Assets. All of the material assets, properties and contract rights included in the System Assets as of the date of this Agreement are described on Schedule 1.10.

                  (j)      Environmental Protection.  Except as set forth on
Schedule 9.2(j),

                           (i)      CPP is not aware of, nor has CPP received
notice of, any events, conditions, circumstances, activities, practices, incidents, actions or plans that CPP reasonably expects would result in claims or liabilities, (A) based on or related to alleged on-site or off-site contamination with respect to or affecting the System Assets or (B) arising out of or related to the System Assets under any law, statute, rule, regulation, order, decree or judgment related to public or occupational safety and health, pollution and/or protection of the environment, including the Resource Conservation and Recovery Act of 1976 and the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (collectively, "Environmental Laws"), in each case that, individually or in the aggregate, would have a material adverse effect on the Partnership's operation of a PCS system in the Los Angeles MTA under the License taken as a whole.

                           (ii)     To the knowledge of CPP, as of the date of
this Agreement, there is not on or in any of the System Assets any leaking underground storage tanks or surface impoundments; and

                           (iii)    As of the date of this Agreement, CPP has
owned and operated the System Assets in compliance with all Environmental Laws except to the extent that any such noncompliance, individually or in the aggregate, would not have a material adverse effect on the Partnership's operation of a PCS system in the Los Angeles MTA under the License taken as a whole.

                  (k) Intellectual Property. To the knowledge of CPP, neither CPP nor any of its Controlled Affiliates, in connection with the business to be conducted by the Partnership, is

                                      -68-
                                                           December 12, 1996
using any copyright, patent, proprietary information, technical information or other similar intangible property right that is owned by any Person other than CPP or any of its Controlled Affiliates in a manner that is not in compliance in all material respects with the applicable license of such intangible property right to CPP or its Controlled Affiliate.

                   SECTION 10. CONDITIONS TO ORIGINAL CAPITAL
                            CONTRIBUTION OBLIGATIONS

         10.1 Conditions to Each Partner's Obligation to Contribute the License.

         The obligations of the Partners to make the Original Capital Contributions required by Section 2.2(a)(i) and Section 2.2(a)(ii) are subject to the satisfaction of the following conditions, compliance with which or the occurrence of which may be waived, to the extent legally permissible, in whole or in part in writing by each of the Partners:

                  (a) Approvals. The Partnership and each Partner shall have received all material consents, approvals, licenses and other authorizations of any Governmental Authority (including the FCC) required for the lawful contribution of the License to the Partnership and shall have satisfied the notice requirements of Decision No. 95-10-032 of the California Public Utilities Commission.

                  (b) Absence of Injunctions. No preliminary or permanent injunction or other order, decree or ruling issued by a Governmental Authority, nor any statute, rule, regulation or executive order promulgated or enacted by any Governmental Authority shall be in effect, in any case that enjoins or delays in any material respect the Transfer of the License to the Partnership on the License Contribution Date or imposes any material restrictions or requirements thereon, on the business of the Partnership, or on either of the Partners in connection therewith.

         10.2 Conditions to Holdings's Obligation to Contribute the Holdings License.

         The obligation of Holdings to make its Original Capital Contribution required by Section 2.2(a)(ii) is subject to the satisfaction of the following conditions, compliance with which or the occurrence of which may be waived in whole or in part in writing by Holdings:

                  (a) Representations and Warranties. The representations and warranties of CPP contained in Section 9 of this Agreement shall be true and correct in all material respects as of the License Contribution Date as if made as of such date, and CPP shall have provided to Holdings a certificate dated the License Contribution Date certifying that the representations and warranties of CPP contained in Section 9 are true and correct in all material respects as of the License Contribution Date.

                  (b) Covenants. CPP shall have performed and satisfied in all material respects the covenants in this Agreement to be performed or satisfied by it at or prior to the License Contribution Date, and CPP shall have provided to Holdings a certificate dated the License

                                      -69-
                                                          December 12, 1996

Contribution Date certifying that such covenants have been performed and satisfied in all material respects as of such date.

                  (c) Ownership of License. CPP shall be the authorized legal holder of the License, free and clear of all Liens (except for any Liens relating to CPP's deferred payment obligations with respect to installments that are not yet due).

                  (d) Legal Opinion. Holdings shall have received an opinion, substantially in the form attached as Exhibit 10.2(d), from Dow, Lohnes & Albertson, or other legal counsel reasonably acceptable to Holdings, that the License will constitute an "amortizable section 197 intangible" for federal income tax purposes pursuant to Code Section 197(a).

                  (e)  Contribution of License.  CPP shall have  contributed the
CPP License to the Partnership pursuant to Section 2.2(a)(i) and shall have contributed the Holdings License to Holdings pursuant to the Holdings Partnership Agreement.

         10.3 Conditions to CPP's Obligation to Make Original Capital Contribution.

         The obligation of CPP to make its Original Capital Contribution in accordance with Section 2.2(a)(i) is subject to the satisfaction of the following conditions, compliance with which or the occurrence of which may be waived in whole or in part in writing by CPP:

                  (a) Representations and Warranties. The representations and warranties of Holdings contained in Section 9.1 of this Agreement shall be true and correct in all material respects as of the License Contribution Date as if made as of such date, and Holdings shall have provided to CPP a certificate dated the License Contribution Date certifying that the representations and warranties of Holdings contained in Section 9.1 are true and correct in all material respects as of the License Contribution Date.

                  (b) Original Capital Contribution of Holdings. Holdings shall have made its Original Capital Contribution to the Partnership pursuant to
Section 2.2(a)(ii).

         10.4 Condition to Holdings's Obligation to Make Certain Cash Contributions Prior to the License Contribution Date.

         The obligation of Holdings to make any Holdings Required Cash Contribution in accordance with Section 2.2(c) at any time prior to the License Contribution Date is subject to the condition, which may be waived by Holdings, that Holdings shall have received an opinion, similar in form to Exhibit 10.2(d), from Dow, Lohnes & Albertson, or other legal counsel reasonably acceptable to Holdings, that the License would constitute an "amortizable section 197 intangible" for federal income tax purposes pursuant to Code Section 197(a) if it were contributed to the Partnership on the Contribution Date for such Holdings Required Cash Contribution.

                                      -70-
                                                           December 12, 1996

                   SECTION 11. ACCOUNTING, BOOKS AND RECORDS

         11.1     Accounting, Books and Records.

         The Partnership shall maintain at its principal office separate books of account for the Partnership which (i) shall fully and accurately reflect all transactions of the Partnership, all costs and expenses incurred, all charges made, all credits made and received, and all income derived in connection with the conduct of the Partnership and the operation of its business in accordance with GAAP or, to the extent inconsistent therewith, in accordance with this Agreement and (ii) shall include all documents and other materials with respect to the Partnership's business as are usually maintained by persons engaged in similar businesses. The Partnership shall use the accrual method of accounting in preparation of its annual reports and for tax purposes and shall keep its books and records accordingly. Subject to Section 11.4, either Partner and its designated representative shall have the right, at any reasonable time and for any lawful purpose related to the affairs of the Partnership or the investment in the Partnership by such Partner, (i) to have access to and to inspect and copy the contents of such books or records, (ii) to visit the facilities of the Partnership and (iii) to discuss the affairs of the Partnership with its officers, employees, attorneys, accountants, customers and suppliers. The Partnership shall not charge such Partner for such examination and each Partner shall bear its own expenses in connection with any examination made for any such Partner's account.

         11.2     Reports.

                  (a) In General. The chief financial officer of the Partnership shall be responsible for the preparation of financial reports of the Partnership and the coordination of financial matters of the Partnership with the Accountants.

                  (b) Periodic and Other Reports. The Partnership shall cause to be delivered to each Partner the financial statements listed in subparagraphs
(i) through (iv) below, prepared, in each case, in accordance with GAAP (and, if required by either Partner or its Controlled Affiliates for purposes of reporting under the Securities Exchange Act of 1934, Regulation S-X), and such other reports as either Partner may reasonably request from time to time, provided that, if the Managing Partner so determines within thirty (30) days thereof, such other reports shall be provided at such requesting Partner's sole cost and expense. Such financial statements shall be accompanied by an analysis, in reasonable detail, of the variance between the financial condition and results of operations reported therein and the corresponding amounts for the applicable period or periods in the Business Plan in effect for the applicable period. The monthly and quarterly financial statements referred to in subparagraphs (ii) and (iii) below may be subject to normal year-end audit adjustments.

                           (i)      As soon as practicable following the end o
each Fiscal Year (and in any event not later than seventy-five (75) days after the end of such Fiscal Year) and at such time as distributions are made to the Partners pursuant to Section 15.2 following the occurrence

                                      -71-
                                                           December 12, 1996
of a Liquidating Event, a balance sheet of the Partnership as of the end of such Fiscal Year and the related statements of operations, Partners' Capital Accounts and changes therein, and cash flows for such Fiscal Year, together with appropriate notes to such financial statements and supporting schedules, all of which shall be audited and certified by the Accountants, and in each case, to the extent the Partnership was in existence, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year (in the case of the balance sheet) and the two (2) immediately preceding Fiscal Years (in the case of the statements). If Holdings is the Non-Managing Partner, the Partnership will also prepare and deliver to Holdings a draft of such financial statements at least ten (10) Business Days prior to the date on which Holdings is obligated under the Holdings Partnership Agreement (taking into account any extensions agreed to by the Holdings Partners) to submit financial statements to the Holdings Partners or to the Partnership Board of Holdings for the corresponding fiscal year of Holdings.

                           (ii)     As soon as practicable following the end of
each of the first three calendar quarters of each Fiscal Year (and in any event not later than forty (40) days after the end of each such calendar quarter), a balance sheet of the Partnership as of the end of such calendar quarter and the related statements of operations, Partners' Capital Accounts and changes therein, and cash flows for such calendar quarter and for the Fiscal Year to date, in each case, to the extent the Partnership was in existence, setting forth in comparative form the corresponding figures for the prior Fiscal Year's calendar quarter and interim period corresponding to the calendar quarter and interim period just completed. If Holdings is the Non- Managing Partner, the Partnership will also prepare and deliver to Holdings a draft of such financial statements at least ten (10) Business Days prior to the date on which Holdings is obligated under the Holdings Partnership Agreement (taking into account any extensions agreed to by the Holdings Partners) to submit financial statements to the Holdings Partners or to the Partnership Board of Holdings for the corresponding fiscal quarter of Holdings.

                           (iii)    As soon as practicable following the end of
each of the first two calendar months of each calendar quarter (and in any event not later than thirty (30) days after the end of such calendar month), a balance sheet as of the end of such month and statements of operations for the interim period through such month and the monthly period then ended, setting forth in comparative form the corresponding figures from the Business Plan for such month and the interim period through such month.

                           (iv)     As soon as practicable following receipt of
written notice from any Partner requesting such information, financial statements and any other financial information required by such Partner in order for such partner and its Controlled Affiliates to comply with their disclosure obligations under the Securities Act of 1933 or under any other applicable law in connection with the filing of a registration statement under such Act or other applicable law.

         The quarterly or monthly statements described in subparagraphs (ii) and
(iii) above shall be accompanied by a written certification of the chief financial officer of the Partnership that such statements have been prepared in accordance with GAAP or this Agreement, as the case may be.

                                      -72-
                                                           December 12, 1996

                  (c) Reporting Obligations Prior to Initial Buildout Completion Date.

                           (i)      Prior to the Initial Buildout Completion
Date, the Partnership shall cause to be delivered to Holdings, as soon as practicable following the end of each calendar quarter of each Fiscal Year (and in any event not later than fifteen (15) days after the end of each such fiscal quarter), a status report certified by the Chief Executive Officer describing the Partnership's progress with respect to the buildout of the Partnership's PCS system.

                           (ii)     Prior to the Initial Buildout Completion
Date, the Partnership shall promptly provide to Holdings copies of all filings, notices and other correspondence with the FCC relating to the License.

         11.3     Tax Returns and Information.

                  (a) The Managing Partner shall act as the "Tax Matters Partner" of the Partnership within the meaning of Code Section 6231(a)(7) (and in any similar capacity under applicable state or local law) (the "Tax Matters Partner"). The Tax Matters Partner shall take reasonable action to cause the other Partner to be treated as a "notice partner" within the meaning of Code
Section 6231(a)(9). All reasonable expenses incurred by a Partner while acting in its capacity as Tax Matters Partner shall be paid or reimbursed by the Partnership. The other Partner shall be given at least five (5) Business Days advance notice from the Tax Matters Partner of the time and place of, and shall have the right to participate (and the Partnership and the Tax Matters Partner shall take such action as may be necessary to cause the tax matters partner of any Subsidiary of the Partnership to extend to the Partners the right to participate) in (i) any material aspect of any administrative proceeding relating to the determination of partnership items at the Partnership level (or at the level of any Subsidiary thereof) and (ii) any material discussions with the Internal Revenue Service relating to the allocations pursuant to Section 3 of this Agreement or pursuant to the partnership agreement of any Subsidiary of the Partnership. The Tax Matters Partner shall not, and the Partnership shall not permit the tax matters partner of any Subsidiary of the Partnership to, initiate any action or proceeding in any court, extend any statute of limitations, or take any other action contemplated by Code Sections 6222 through 6232 that would legally bind the other Partner, the Partnership or any Subsidiary of the Partnership without approval by the other Partner. The Tax Matters Partner shall from time to time upon request of the other Partner confer, and cause the tax attorneys and Accountants of the Partnership and any Subsidiary of the Partnership to confer, with such other Partner and its attorneys and accountants on any matters relating to any tax return or any tax election of the Partnership or any Subsidiary of the Partnership. If Holdings is not the Tax Matters Partner, the notice, participation and approval rights granted to Holdings under this Section 11.3(a) shall extend to the Holdings Partners.

                  (b) The Tax Matters Partner shall cause all federal, state, local and other tax returns and reports (including amended returns) required to be filed by the Partnership or any Subsidiary thereof to be prepared and timely filed with the appropriate authorities and shall cause all income or franchise tax returns or reports required to be filed by the Partnership or any

                                      -73-
                                                          December 12, 1996

Subsidiary thereof to be sent to each Partner for review at least fifteen (15) Business Days prior to filing. Unless otherwise determined by the Managing
Partner, all such income or franchise tax returns of the Partnership shall be prepared by the Accountants. The cost of preparation of any returns by the Accountants or other outside preparers shall be borne by the Partnership or the applicable Subsidiary of the Partnership, as the case may be. In the event of a Transfer of all or part of an Interest, the Tax Matters Partner shall at the request of the transferee cause the Partnership to elect, pursuant to Code
Section 754, to adjust the basis of the Partnership's property (and the Partnership shall cause the tax matters partner of any Subsidiary of the Partnership to make a corresponding Code Section 754 election with respect to such Subsidiary's property); provided, however, that such transferee shall reimburse the Partnership and any Subsidiary of the Partnership promptly for all costs associated with such basis adjustment, including bookkeeping, appraisal and other similar costs. Except as otherwise expressly provided herein, all other elections required or permitted to be made by the Partnership or any Subsidiary thereof under the Code (or applicable state or local tax law) shall be made in such manner as may be determined by the Managing Partner (after consultation with the Non- Managing Partner) to be in the best interests of the Partners as a group.

                  (c) The Tax Matters Partner shall cause to be provided to the other Partner as soon as possible after the close of each Fiscal Year (and, in any event, no later than one hundred twenty-five (125) days after the end of each Fiscal Year), a schedule setting forth such Partner's distributive share of the Partnership's income, gain, loss, deduction and credit as determined for federal income tax purposes and any other information relating to the
Partnership that is reasonably required by such Partner to prepare its own federal, state, local and other tax returns. At any time after such schedule and information have been provided, upon at least two (2) Business Days' notice from the other Partner, the Tax Matters Partner shall also provide each Partner with a reasonable opportunity during ordinary business hours to review and make copies of all work papers related to such schedule and information or to any return prepared under paragraph (b) above. The Tax Matters Partner shall also cause to be provided to the other Partner, at the time that the quarterly financial statements are required to be delivered pursuant to Section 11.2(b)(ii) above, an estimate of each Partner's share of all items of income, gain, loss, deduction and credit of the Partnership for the calendar quarter just completed and for the Fiscal Year to date for federal income tax purposes.

         11.4     Proprietary Information.

         Notwithstanding anything to the contrary in this Section 11, an Adverse Partner shall only have access to such information regarding the Partnership as is required by applicable law and shall not have access for such time as the Managing Partner deems reasonable to such information relating to the Partnership's business that the Managing Partner reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Managing Partner in good faith believes is not in the best interest of the Partnership or could damage the Partnership or its business or which the Partnership is required by law or by agreement with a third party to keep confidential.


                                      -74-
                                                           December 12, 1996

                            SECTION 12. ADVERSE ACT

         12.1     Remedies.

                  (a) Subject to Section 12.1(b), if an Adverse Act has occurred and is continuing with respect to a Partner, the other Partner (the "Non-Adverse Partner") may elect:

                           (i)      to commence the procedures specified in
Section 12.2 for the purchase of the Adverse Partner's Interest (and the Adverse Partner's Special Interest, if applicable); or

                           (ii)     to seek to enjoin such Adverse Act or to
obtain specific performance of the Adverse Partner's obligations or to recover from the Adverse Partner in an appropriate proceeding any and all damages, losses and expenses (including reasonable attorneys' fees and disbursements) (collectively, "Damages") suffered or incurred by the Non-Adverse Partner as a result of such Adverse Act; provided that the Non-Adverse Partner shall not have or assert any claim against the Adverse Partner for, and the term "Damages" shall not include, punitive damages or indirect, special or consequential damages suffered or incurred by the Non- Adverse Partner as a result of an Adverse Act.

                  (b) Notwithstanding anything to the contrary contained in this Section 12,

                           (i)      none of the remedies specified in Section
12.1(a) (nor any other provision of this Section 12) shall apply to an Adverse Act specified in subparagraph (v) of the definition of such term in Section 1.10;

                           (ii)     the remedy specified in Section 12.1(a)(i)
shall be available only with respect to an Adverse Act occurring or continuing after the Initial Buildout Completion Date;

                           (iii)    the remedy specified in Section 12.1(a)(i)
shall not be available with respect to any Adverse Act described in subparagraph
(iii) of the definition of "Adverse Act" that results from a material breach of any covenant in, or a material default on any obligation provided for in,
Section 8.3 of this Agreement, unless the event or circumstances giving rise to the Adverse Act constituted bad faith, gross negligence, fraud or willful misconduct by the Adverse Partner;

                           (iv)     the remedy specified in Section 12.1(a)(i)
shall not be available to a Non-Adverse Partner that also is an Adverse Partner; and

                           (v)      the remedies specified in Section 12.1(a)
(ii) shall not be available to the Partners with respect to an Adverse Act specified in subparagraph (viii) of such definition unless the circumstances under which such event arose also constituted a breach by the Adverse Partner of the covenant contained in Section 8.2(d).

                                      -75-
                                                           December 12, 1996

                  (c) The election of a remedy specified in Section 12.1(a) with respect to an Adverse Act for which such remedy is available may be exercised by notice given to the Adverse Partner (i) in case of an Adverse Act specified in subparagraph (i) of the definition of such term in Section 1.10, within ninety
(90) days after the occurrence of such Adverse Act or (ii) in the case of any other Adverse Act, within ninety (90) days after the Non-Adverse Partner obtains actual knowledge of the occurrence of such Adverse Act, including, if applicable, that any cure period has expired; provided that, if an election is made pursuant to Section 12.1(a)(ii) to seek an injunction, specific performance or other equitable relief, an action seeking such relief is commenced promptly thereafter and a final judgment in such action is rendered denying such equitable remedy and no election was made pursuant to Section 12.1(a)(i), then, by notice given within ten (10) days after such final judgment is rendered, the Non-Adverse Partner may elect to pursue the remedy specified in Section 12.1(a)(i) unless (x) prior to the giving of such notice, the Adverse Partner has cured in full (or caused to be cured in full) the Adverse Act in question (other than an Adverse Act specified in subparagraph (i) of the definition of such term in Section 1.10, which may only be cured with the consent of the Non-Adverse Partner) and no other Adverse Act with respect to such Adverse
Partner has occurred and is continuing or (y) the final judgment denying equitable relief specifically held that there was no Adverse Act or that the conditions in Section 12.1(b) to electing the remedy specified in Section 12.1(a)(i) have not been satisfied.

                  (d) The foregoing remedies shall not be deemed to be mutually exclusive, and, subject to the requirements of Section 12.1(c) regarding the timing of the election of such remedies, selection or resort to any thereof shall not preclude selection or resort to the others. The resort to any remedy pursuant to Section 12.1(a) shall not for any purpose be deemed to be a waiver of any other available remedy. The failure to elect to pursue a remedy within the time periods provided in Section 12.1(c) shall be conclusively presumed to be a waiver of the remedies provided in this Section 12 with respect to the subject Adverse Act.

                  (e) If the Partnership is dissolved pursuant to Section 15.1(a) at any time as a result of a Liquidating Event that occurs prior to a remedy having been elected pursuant to Section 12.1(a) with respect to any Adverse Partner, the time periods for such election shall thereupon expire and the Non-Adverse Partner shall be entitled only to recover Damages incurred by it as a result of the Adverse Act.

         12.2     Adverse Act Purchase.

                  (a) Determination of Net Equity of Adverse Partner's Interest. If the Non- Adverse Partner makes an election pursuant to Section 12.1(a)(i) to commence the purchase procedures set forth in this Section 12.2, the Net Equity of the Adverse Partner's Interest (and its Special Interest, if applicable) shall be determined in accordance with this Section 12 as of the last day of the calendar quarter immediately preceding the calendar quarter in which notice of such election (the "Election Notice") was given to the Adverse Partner, and the Adverse Partner shall be obligated to sell to the Non-Adverse Partner all but not less than all of the

                                      -76-
                                                           December 12, 1996

Adverse Partner's Interest (and its Special Interest, if applicable) in accordance with this Section 12.2 at a purchase price equal to:

                           (i)      in the case of any Adverse Act (other than
(A) an Adverse Act identified in subparagraph (i) of the definition of such term that arises from a Partner's failure to make any Original Capital Contribution under Section 2.2 or (B) an Adverse Act identified in subparagraph (iv) of the definition of such term or, unless such Adverse Act occurred in connection with any breach by such Partner of its obligations under Section 8.2(d), an Adverse Act identified in subparagraph (viii)), ninety percent (90%) of the Net Equity of the Adverse Partner's Interest (and its Special Interest, if applicable) as so determined,

                           (ii)     in the case of an Adverse Act specified in
subparagraph (iv) of the definition of such term or, unless such Adverse Act occurred in connection with any breach by such Partner of its obligations under
Section 8.2(d), subparagraph (viii) of the definition of such term, the Net Equity of the Adverse Partner's Interest, and

                           (iii)    in the case of an Adverse Act identified in
subparagraph (i) of the definition of such term that arises from a Partner's failure to make any Original Capital Contribution under Section 2.2, the lesser of (A) ninety percent (90%) of the Net Equity of the Adverse Partner's Interest as so determined or (B) eighty percent (80%) of the remainder of (1) the sum of such Adverse Partner's Capital Contributions minus (2) the cumulative distributions made to such Partner pursuant to Section 4, each determined as of the date on which the Adverse Partner's Interest is purchased.

Such Election  Notice shall designate the First Appraiser as required by Section
12.4 and the Adverse Partner shall appoint the Second Appraiser within ten (10) Business Days of receiving such notice designating the First Appraiser.

                  (b) Election to Purchase Interest of Adverse Partner. During the thirty (30) day period ending at 11:59 p.m. (local time at the Partnership's principal office) on the thirtieth (30th) day following the day on which notice of the Net Equity of the Adverse Partner's Interest is given pursuant to Section
12.3 (the "Election Period"), the Non-Adverse Partner may elect, by notice to the Adverse Partner (the "Purchase Notice"), to purchase the entire Interest of the Adverse Partner, which notice shall state that the Non-Adverse Partner is willing to purchase the entire interest of the Adverse Partner.

                  (c) Terms of Purchase; Closing. Unless the Non-Adverse Partner and the Adverse Partner otherwise agree, the closing of the purchase and sale of the Adverse Partner's Interest, Partner Loans (as required by Section 13.3(c)), Special Interest (as required by Section 13.3(d)) and LeasingCo Interest (as required by Section 13.3(e)), shall occur at the principal office of the Partnership at 10:00 a.m. (local time at the place of the closing) on the first Business Day occurring on or after the thirtieth (30th) day following the last day of the Election Period (subject to Section 12.5). At the closing, the Non-Adverse Partner shall pay to the Adverse Partner, by cash or other immediately available funds, the purchase price for the

                                      -77-
                                                           December 12, 1996

Adverse Partner's Interest, Partner Loans, Special Interest and LeasingCo Interest and the Adverse Partner shall deliver to the Non-Adverse Partner good title, free and clear of any Liens (other than those created by this Agreement and those securing financing obtained by the Partnership) to the Adverse Partner's Interest, Partner Loans, Special Interest and LeasingCo Interest thus purchased.

         At  the  closing,   the  Partners  shall  execute  such  documents  and
instruments of conveyance as may be necessary or appropriate to effectuate the transactions contemplated hereby, including the Transfer of the Adverse Partner's Interest, Partner Loans, Special Interest and LeasingCo Interest to the Non-Adverse Partner and the assumption by the Non-Adverse Partner of the Adverse Partner's obligations with respect to the Adverse Partner's Interest Transferred to such Non-Adverse Partner. The Partnership and each Partner shall bear its own costs of such Transfer and closing, including attorneys' fees and filing fees. The cost of determining Net Equity shall be borne one-half by the Adverse Partner and one-half by the Non-Adverse Partner.

         In the event that the Non-Adverse Partner fails to perform its obligation to purchase hereunder on the scheduled closing date, the Adverse Partner will not be obligated to sell its Interest, Partner Loans, Special Interest or LeasingCo Interest to the Non-Adverse Partner.

         12.3     Net Equity.

         The "Net Equity" of a Partner's Interest or Special Interest, as of any day, shall be (a) the amount that would be distributed to such Partner with respect to its Interest or Special Interest, as applicable, in liquidation of the Partnership pursuant to Section 15 if (i) all of the Partnership's business and assets and all of LeasingCo's business and assets were sold substantially as an entirety for Gross Appraised Value, (ii) Profits and Losses and items specially allocated in accordance with Section 3.3 and Section 3.4 for the Allocation Year ending on the date that Net Equity is determined, including any gain or loss resulting from the deemed sale described in clause (i), were allocated in accordance with Section 3, (iii) the Partnership paid its liabilities and established reserves pursuant to Section 15.2 for the payment of reasonably anticipated contingent or unknown liabilities, (iv) Holdings contributed to the Partnership the amount, if any, required by Section 2.2(c) and paid to the Partnership all accrued and unpaid interest pursuant to Section 2.2(e)(i) with respect to such Capital Contribution, (v) CPP contributed to the Partnership the amount, if any, required by Section 2.2(d) and paid to the Partnership all accrued and unpaid interest pursuant to Section 2.2(e)(ii) with respect to such Capital Contribution (vi) LeasingCo were liquidated and dissolved in accordance with the comparable provisions of the Agreement of Limited Partnership of LeasingCo and (vii) the Partnership distributed the remaining proceeds to the Partners in liquidation, all as of such day, minus (b) with respect to each Partner's Interest, in the case of Holdings, the aggregate amount of the Capital Contributions and interest payments described in clause
(iv) and, in the case of CPP, the aggregate amount of the Capital Contributions and interest payments described in clause (v); provided that in determining such Net Equity, no reserve for contingent or unknown liabilities shall be taken into account if such Partner (or its successor in interest) (other than a Partner that is an Adverse Partner as a result of Bankruptcy) agrees to indemnify the Partnership

                                      -78-
                                                          December 12, 1996
and the other Partner for that portion of any such reserve as would be treated as having been withheld pursuant to Section 15.3 from the distribution such Partner would have received pursuant to Section 15.2 if no such reserve were established.

         The Net Equity of a Partner's Interest and, if applicable, Special Interest shall be determined, without audit or certification, from the books and records of the Partnership by the Accountants. The Net Equity of a Partner's Interest and, if applicable, Special Interest shall be determined within thirty
(30) days of the day upon which the Accountants are apprised in writing of the Gross Appraised Value, and the amount of such Net Equity shall be disclosed to the Partnership and each of the Partners by written notice ("Net Equity Notice"). The Net Equity determination of the Accountants shall be final and binding in the absence of a showing of manifest error.

         12.4     Gross Appraised Value.

         "Gross Appraised Value," as of any date, means the price at which a willing seller would sell, and a willing buyer would buy, the business and assets of the Partnership and LeasingCo, free and clear of all Liens, substantially as an entirety and as a going concern in a single arm's- length transaction for cash, without time constraints and without being under any compulsion to buy or sell.

         Each provision of this Agreement (other than Section 2.3(a)(iii)(D)) that requires a determination of Gross Appraised Value also provides the manner and time for the appointment of two (2) appraisers (the "First Appraiser" and the "Second Appraiser"). If the Second Appraiser is not timely designated, the determination of the Gross Appraised Value shall be made by the First Appraiser. The First Appraiser, or each of the First Appraiser and the Second Appraiser if the Second Appraiser is timely designated, shall submit its determination of the Gross Appraised Value to the Partnership, the Partners and the Accountants within forty-five (45) days after the date of its selection (or the selection of the Second Appraiser, as applicable). If there are two (2) Appraisers and their respective determinations of the Gross Appraised Value vary by less than ten percent (10%) of the higher determination, the Gross Appraised Value shall be the average of the two determinations. If such determinations vary by ten percent (10%) or more of the higher determination, the two Appraisers shall promptly designate a third appraiser (the "Third Appraiser"). Neither the Partnership nor either Partner shall provide, and the First Appraiser and Second Appraiser shall be instructed not to provide, any information to the Third Appraiser as to the determinations of the First Appraiser and the Second Appraiser or otherwise influence the Third Appraiser's determination in any way. The Third Appraiser shall submit its determination of the Gross Appraised Value to the Partnership, the Partners and the Accountants within forty-five (45) days of the date of its selection. The Gross Appraised Value shall be equal to the average of the two closest of the three determinations, provided that, if the difference between the highest and middle determinations is no more than one hundred five percent (105%) and no less than ninety-five percent (95%) of the difference between the middle and lowest determinations, then the Gross Appraised Value shall be equal to the middle determination. The determination of the Gross Appraised Value in accordance with this Section

                                      -79-
                                                           December 12, 1996

12.4 shall be final and binding on the Partnership and each Partner. Each Appraiser selected pursuant to the provisions of this Section 12.4 shall be an investment banking firm or other qualified Person with prior experience in appraising businesses comparable to the business of the Partnership and in which neither Partner has a direct or indirect material financial interest. Each Appraiser selected pursuant to the provisions of this Section 12.4 shall be required to submit a single value, and not a range of possible values, as its determination of the Gross Appraised Value.

         12.5     Extension of Time.

         If any Transfer of a Partner's Interest in accordance with this Section 12 or Section 13 or Section 15.6 requires the consent, approval, waiver or authorization of any Governmental Authority as a condition to the lawful and valid Transfer of such Partner's Interest to the proposed transferee thereof, then each of the time periods provided in this Section 12 or Section 13 or
Section 15.6, as applicable, for the closing of such Transfer shall be suspended for the period of time during which any such consent, approval, waiver or authorization is being diligently pursued; provided, however, that in no event shall the suspension of any time period pursuant to this Section 12.5 extend for more than three hundred sixty-five (365) days other than in the case of a purchase of an Adverse Partner's Interest or any purchase and sale pursuant to
Section 13.6 that results in a transfer of control of the Partnership for purposes of the rules and regulations of the FCC. Each Partner agrees to use diligent efforts to obtain, or to assist the affected Partner or the Partnership in obtaining, any such consent, approval, waiver or authorization and shall cooperate and use diligent efforts to respond as promptly as practicable to all inquiries received by it, by the affected Partner or by the Partnership from any Governmental Authority for initial or additional information or documentation in connection therewith.

                     SECTION 13. DISPOSITIONS OF INTERESTS

         13.1     Restriction on Dispositions.

         Except as otherwise permitted by this Agreement, neither Partner shall Dispose of all or any portion of its Interest.

         13.2     Permitted Transfers.

         Subject to the conditions and  restrictions  set forth in Section 13.3,
(i) Holdings may pledge its Interest as collateral to secure any indebtedness incurred by Holdings to fund its Capital Contribution (but any Transfer of Holdings's Interest upon or in connection with the exercise by the secured party of its rights pursuant to any such pledge shall be subject to all the restrictions on Transfer set forth in this Section 13; provided, however, that such restrictions on Transfer shall be applied as if the fourth anniversary of the Initial Buildout Completion Date had occurred), (ii) CPP or Holdings may distribute all or any portion of its Interest to its partners in accordance with such partners' respective partnership interests, (iii) CPP may Transfer all or

                                      -80-
                                                           December 12, 1996
part of its Interest pursuant to Section 13.6, (iv) either Partner may Transfer all or part of its Interest in connection with a Permitted Transaction and (v) a Partner may at any time Transfer all or any portion of its Interest (A) to any Controlled Affiliate of such Partner, (B) to the administrator or trustee of such Partner to which such Interest is transferred in an Involuntary Bankruptcy,
(C) pursuant to and in compliance with Section 12.2, Section 13.4, Section 13.5 and Section 15.6 or (D) with the prior written consent of the other Partner (each a "Permitted Transfer"). In the event a Permitted Transfer results in the Partnership having more than two (2) Partners (excluding any Controlled Affiliate of an existing Partner), this Agreement shall be amended where appropriate to take into account the existence of any additional Partner.

         After any Permitted Transfer, the Transferred Interest shall continue to be subject to all the provisions of this Agreement, including the provisions of this Section 13 with respect to the Disposition of Interests. Except in the case of a Transfer of a Partner's entire Interest made in compliance herewith, neither Partner shall withdraw from the Partnership without the prior written consent of the other Partner. The withdrawal of a Partner, whether or not permitted, shall not relieve the withdrawing Partner of its obligations under
Section 5.4 or 6.5 and shall not relieve such Partner or any of its Affiliates of its obligations under, or result in a termination of or otherwise affect, any agreement between the Partnership and such Partner or Affiliate then in effect, except to the extent provided therein.

         13.3     Conditions to Permitted Transfers.

         A Transfer shall not be treated as a Permitted Transfer unless and until the following conditions are satisfied:

                  (a) Except in the case of a Transfer involuntarily by operation of law, the transferor and transferee shall execute and deliver to the Partnership such documents as may be necessary or appropriate in the opinion of counsel to the Partnership to effect such Transfer. In the case of a Transfer of Interests involuntarily by operation of law, the Transfer shall be confirmed by presentation to the Partnership of legal evidence of such Transfer, in form and substance satisfactory to counsel to the Partnership. In all cases, the Partnership shall be reimbursed by the transferor and/or transferee for all costs and expenses that it reasonably incurs in connection with such Transfer (including reasonable attorneys' fees and expenses);

                  (b) Except in the case of a Transfer involuntarily by operation of law, the transferee of an Interest (other than, with respect to clauses (i) and (ii) below, a transferee that was a Partner prior to the Transfer) shall, by written instrument in form and substance reasonably satisfactory to the non-transferor Partner (and, in the case of clause (iii) below, the transferor Partner), (i) make representations and warranties to the non-transferor Partner equivalent to those set forth in Section 9.1, (ii) accept and adopt the terms and provisions of this Agreement, including this Section 13, and (iii) assume the obligations of the transferor Partner under this Agreement with respect to the Transferred Interest. The transferor Partner shall be released from all such assumed obligations except (i) as otherwise provided in
Section 6 in the case of a Transfer to a Controlled Affiliate, (ii) those obligations or liabilities of the transferor

                                      -81-
                                                           December 12, 1996

Partner arising out of a breach of this Agreement or pursuant to Section 5.4 or 6.5, (iii) in the case of a Transfer to any Person other than a Partner or any of its Controlled Affiliates, those obligations or liabilities of the transferor Partner based on events occurring, arising or maturing prior to the date of Transfer, and (iv) in the case of a Transfer to any of its Controlled Affiliates, any obligation of the transferor Partner to make any Capital Contribution under this Agreement;

                  (c) Except in the case of a Transfer involuntarily by operation of law, the transferor of any Interest and its Affiliates will be obligated to sell to the transferee, and the transferee will be obligated to buy from the transferor and its Affiliates, a percentage of the Partner Loans (if any) held directly or indirectly by the transferor or an Affiliate thereof equal to the percentage of the transferor's Interest being Transferred to the transferee. If the transferee is a Partner or a Controlled Affiliate thereof, the terms of such purchase will be as provided in Section 2.6. In connection with any such purchase of Partner Loans, the transferee shall surrender to the Partnership the promissory note or notes evidencing such Partner Loans in exchange for the issuance by the Partnership of a new promissory note made payable to the order of the transferee in a principal amount equal to the outstanding balance of such Partner Loans and otherwise having the same terms as the promissory note surrendered therefor;

                  (d) Except in the case of a Transfer involuntarily by operation of law, the transferor of any Interest and its Affiliates will be obligated to sell to the transferee, and the transferee will be obligated to buy from the transferor and its Affiliates, a percentage of the Special Interests (if any) held directly or indirectly by the transferor or an Affiliate thereof equal to the percentage of the transferor's Interest being Transferred to the transferee. If the transferee is a Partner or a Controlled Affiliate thereof, the purchase price of such Special Interests shall be the Net Equity thereof.

                  (e) Except in the case of a Transfer involuntarily by operation of law, the transferor of any Interest and its Affiliates will be obligated to sell to the transferee, and the transferee will be obligated to buy from the transferor and its Affiliates, a percentage of the LeasingCo Interests (if any) held directly or indirectly by the transferor or an Affiliate thereof equal to the percentage of the transferor's Interest being Transferred to the transferee. If the transferee is a Partner or a Controlled Affiliate thereof, the purchase price of such LeasingCo Interests shall be the "Net Equity" thereof (determined as provided in Section 12.3 as if all references therein and in any defined term used therein to the Partnership were deemed references to LeasingCo and all references to Section 15 contained therein were deemed references to the corresponding provisions of the Agreement of Limited Partnership of LeasingCo);

                  (f) Except in the case of a Transfer involuntarily by operation of law, if required by the non-transferor Partner, the transferee shall deliver to the Partnership an opinion, satisfactory in form and substance to the non-transferor Partner, of counsel reasonably satisfactory to the non-transferor Partner to the effect that the Transfer of the Interest is in compliance with applicable state and Federal securities laws;

                                      -82-
                                                          December 12, 1996

                  (g) Except in the case of a Transfer involuntarily by operation of law, if required by the non-transferor Partner, the transferee (other than a transferee that was a Partner prior to the Transfer) shall deliver to the Partnership evidence of the authority of such Person to become a Partner and to be bound by all of the terms and conditions of this Agreement, and the transferee and transferor shall each execute and deliver such other instruments as the non- transferor Partner reasonably deems necessary or appropriate to effect, and as a condition to, such Transfer, including amendments to the Certificate or any other instrument filed with the State of Delaware or any other state or Governmental Authority;

                  (h) Unless otherwise agreed to by the Partners, and except for any Transfer pursuant to Section 13.6, or any other Transfer by one Partner to the other Partner, no Transfer of an Interest shall be made except upon terms which would not, in the opinion of counsel chosen by and mutually acceptable to the Partners, result in the termination of the Partnership within the meaning of Code Section 708 or cause the application of the rules of Code Sections 168(g)(1)(B) and 168(h) or similar rules to apply to the Partnership. If the immediate Transfer of such Interest would, in the opinion of such counsel, cause a termination within the meaning of Code Section 708, then if, in the opinion of such counsel, the following action would not precipitate such termination, the transferor Partner shall be entitled (or required, as the case may be) (i) immediately to Transfer only that portion of its Interest as may, in the opinion of counsel to the Partnership, be Transferred without causing such a termination and (ii) to enter into an agreement to Transfer the remainder of its Interest, in one or more Transfers, at the earliest date or dates on which such Transfer or Transfers may be effected without causing such termination. The purchase price for the Interest shall be allocated between the immediate Transfer and the deferred Transfer or Transfers as agreed to by the parties to the Transfer. In determining whether a proposed Transfer will result in a termination of the Partnership, counsel to the Partnership shall take into account the existence of prior written commitments to Transfer made pursuant to this Agreement and such commitments shall always be given precedence over subsequent proposed Transfers. Each Partner agrees that, solely for purposes of this Section 13.3(h), any Transfer of an ownership interest in a Partner that has the same effect as a Transfer of such Partner's Interest for purposes of determining whether the Partnership has been terminated within the meaning of Code Section 708 shall be treated as a Transfer of such Partner's Interest. Each Partner shall notify the Partnership and each other Partner in writing not less than five (5) days prior to any Transfer of an ownership interest in such Partner to which this Section 13.3(h) applies. No Partner shall be deemed to have breached this Section 13.3(h) to the extent that such Partner's failure to comply with the foregoing provisions in connection with a Transfer of an ownership interest in such Partner resulted solely from the failure of any other Partner to comply with the notice obligation set forth in the preceding sentence;

                  (i) The transferor or transferee shall furnish the Partnership with the transferee's taxpayer identification number, sufficient information to determine the transferee's initial tax basis in the Interest Transferred, and any other information reasonably necessary to permit the Partnership to file all required federal and state tax returns and other legally required

                                      -83-
                                                           December 12, 1996
information statements or returns. Without limiting the generality of the foregoing, the Partnership shall not be required to make any distribution otherwise provided for in this Agreement with respect to any Transferred Interest until it has received such information;

                  (j) If the Parent of a transferee is not the same Person as the Parent of the transferring Partner, then the Parent of the transferee (other than a transferee Partner) shall execute and deliver to the other Partner a Parent Undertaking;

                  (k) If CPP ceases to be a Controlled Affiliate of Cox Parent as a result of a Permitted Transaction, then the new Parent of CPP shall execute and deliver a Parent Undertaking to Holdings; and

                  (l) Except in the case of a Transfer involuntarily by operation of law, (A) the Partnership shall have received any consent or approval of the FCC legally required for the consummation of such Transfer, which consent or approval shall be deemed to have been received upon the issuance of any FCC order or ruling, regardless of whether any period for reconsideration has expired or whether any period for seeking judicial review of such FCC action or inaction has expired or whether any such review is pending,
(B) no stay or injunction issued by any Governmental Authority shall be in effect that prohibits the consummation of such Transfer, and (C) if the lawful consummation of such Transfer requires that the FCC not have taken any action within an applicable time period to prohibit such Transfer, the FCC shall have failed to take such action within the applicable time period.

         Upon completion of any Permitted Transfer and compliance with the provisions of this Section 13.3, the transferee of the Interest (if not already a Partner) shall be admitted as a Partner without any further action.

         13.4     Right of First Refusal.

         Following the fourth anniversary of the Initial Buildout Completion Date, a Partner may Transfer all or any portion of its Interest (the "Offered Interest") if (i) such Partner (the "Seller") first offers to sell the Offered Interest pursuant to the terms of this Section 13.4, and (ii) the Transfer of the Offered Interest to the Purchaser (as defined below) would not cause an Adverse Act under subparagraph (viii) of the definition thereof.

                  (a) Limitation on Transfers. No Transfer may be made under this Section 13.4 unless the Seller has received a bona fide written offer (the "Purchase Offer") from a Person that is not a Controlled Affiliate of such Partner (the "Purchaser") to purchase the Offered Interest for a purchase price (the "Offer Price") denominated and payable in United States dollars at closing, which offer shall be in writing signed by the Purchaser and shall be irrevocable for a period ending no sooner than the Business Day following the end of the Offer Period, as hereinafter defined.

                                      -84-
                                                           December 12, 1996

                  (b) Offer Notice. Prior to accepting the Purchase Offer, the Seller shall give to the other Partner written notice (the "Offer Notice") which shall include a copy of the Purchase Offer and an offer (the "Firm Offer") to sell the Offered Interest to the other Partner (the "Offeree") for the Offer Price, payable according to the same terms (without regard to any FCC filing or approval requirement or delays associated therewith) as (or on more favorable terms than) those contained in the Purchase Offer, provided that the Firm Offer shall be made without regard to the requirement of any earnest money or similar deposit required of the Purchaser prior to closing. If the Purchaser is not an entity that is subject to the periodic reporting requirements of Section 13 or
Section 15(d) of the Securities Exchange Act of 1934, the Seller shall also provide any information concerning the ownership of the Purchaser that may be reasonably requested by the Offeree, to the extent such information is available to the Seller.

                  (c) Offer Period. The Firm Offer shall be irrevocable for the sixty (60) day period (the "Offer Period") ending at 11:59 p.m., local time at the Partnership's principal place of business, on the sixtieth (60th) day following the date of the Offer Notice.

                  (d) Acceptance of Firm Offer. At any time during the Offer Period, the Offeree may accept the Firm Offer as to all (but not less than all) of the Offered Interest, by giving written notice of such acceptance to the Seller, and the Offeree shall be obligated to purchase, and the Seller shall be obligated to sell to the Offeree, the Offered Interest.

                  (e) Closing of Purchase Pursuant to Firm Offer. If the Offeree has accepted the Firm Offer in accordance with the terms of Section 13.4(d), unless the Offeree and the Seller otherwise agree, the closing of any purchase pursuant to this Section 13.4 shall be held at the principal office of the Seller at 10:00 a.m. (local time at the place of closing) on the first Business Day on or after the thirtieth (30th) day following the end of the Offer Period (subject to the provisions of Section 12.5). At the closing, the Offeree shall pay to the Seller, by cash or other immediately available funds, the purchase price for the Offered Interest, and the Seller shall deliver to the Offeree good title, free and clear of any Liens (other than those created by this Agreement and those securing financing obtained by the Partnership), to the Offered Interest, Partner Loans, Special Interest and LeasingCo Interest thus purchased.

         At  the  closing,   the  Partners  shall  execute  such  documents  and
instruments of conveyance as may be necessary or appropriate to effectuate the transactions contemplated hereby, including the Transfer of the Offered Interest, Partner Loans, Special Interest and LeasingCo Interest to the Offeree and the assumption by the Offeree of the Seller's obligations with respect to the portion of the Seller's Interest Transferred to the Offeree. Each Partner and the Partnership shall bear its own costs of such Transfer and closing, including attorneys' fees and filing fees.

                  (f) Sale Pursuant to Purchase Offer If Firm Offer Rejected. If the Firm Offer is not accepted in the manner provided in Section 13.4(d), or the Offeree fails to close the purchase on the closing date, then in either such event, but subject to Section 13.3, the Seller shall be free for the period described below (the "Free to Sell Period") to sell the Offered Interest to the Purchaser upon terms and conditions that are the same as, or more favorable to

                                      -85-
                                                          December 12, 1996
the Seller than, those contained in the Purchase Offer (including at the same or greater price). The Free to Sell Period shall be the applicable of (i) if the Firm Offer is not accepted, sixty (60) days after the last day of the Offer Period (subject to the provisions of Section 12.5) or (ii) if the Firm Offer is accepted but the purchase is not closed, sixty (60) days (subject to the provisions of Section 12.5) after the scheduled closing date. If the Offered Interest is not so sold within the Free to Sell Period, the Seller's right to Transfer its Interest shall again be subject to the restrictions of this Section 13.4.

                  (g) Restrictions on Notice. No notice initiating the procedures contemplated by this Section 13.4 may be given by either Partner while any notice, purchase or Transfer is pending under Section 12 or this
Section 13.4 or after a Liquidating Event has occurred. No notice initiating the procedures contemplated by this Section 13.4 may be given by an Adverse Partner, and no Seller shall be required to offer any portion of its Interest to an Adverse Partner during the period that an election may be made to pursue any remedy specified in Section 12.1(a) with respect to such Adverse Partner.

         13.5     Tagalong Rights.

                  (a) Tagalong Transactions. In the event that (i) a Partner proposes to Transfer its Interest (as part of a single transaction or any series of related transactions) to any Person (other than the other Partner, a Controlled Affiliate of the other Partner, or a Controlled Affiliate of such Partner) following the fourth anniversary of the Initial Buildout Completion Date and such Transfer would cause the proposed transferee together with any Affiliate of the proposed transferee that the proposed transferee or its Parent can directly or indirectly unilaterally cause to take or refrain from taking any action regarding the Partnership, whether through ownership of voting securities, contractually or otherwise, to own more than fifty percent (50%) of the Percentage Interests (a "Tagalong Transaction") and (ii) the Firm Offer is not accepted in the manner provided in Section 13.4, the Tagalong Transaction shall not be permitted hereunder unless the proposed transferee (the "Tagalong Purchaser") offers to purchase the entire Interest of the other Partner (if the other Partner desires to sell its Interest to the Tagalong Purchaser) at the same price per each one percent (1%) Percentage Interest and otherwise on the same terms and conditions as the Tagalong Purchaser has offered to the Partner proposing to make such Transfer (the "Transferring Partner"). If such Transfer occurs as part of a series of related transactions, the price and terms shall be the price and terms most favorable to the Transferring Partner for which any portion of the Interest of the Transferring Partner is Transferred as part of such series of transactions. Prior to effecting any Tagalong Transaction, the Transferring Partner shall deliver to the other Partner a binding, irrevocable offer (the "Tagalong Offer") by the Tagalong Purchaser to purchase the entire Interest of the other Partner at the same price per each one percent (1%)
Percentage Interest and on the same terms and conditions as the Tagalong Purchaser has offered to the Transferring Partner (the "Tagalong Notice"). The Tagalong Offer shall be irrevocable for a period (the "Tagalong Period") ending at 11:59 p.m., local time at the Partnership's principal place of business, on the first anniversary of the date of the Tagalong Notice. At any time during the Tagalong Period,

                                      -86-
                                                          December 12, 1996
the other Partner may accept the Tagalong Offer as to the entire amount of its Interest by giving written notice of such acceptance to the Tagalong Purchaser.

                  (b) Limitations on Acceptance of Tagalong Offers. An Adverse Partner may not accept a Tagalong Offer during the period that an election may be made to pursue any remedy specified in Section 12.1(a) with respect to such Adverse Partner and, if an election is made to pursue the remedy specified in
Section 12.1(a)(i), during the period that the purchase of the Adverse Partner's Interest is pending, unless, in any such case, the Adverse Partner agrees that the purchase price for its Interest under this Section 13.5 will not be greater than the price at which its Interest could then be purchased under Section 12.2.

                  (c) Closing Matters. Unless the Tagalong Purchaser, on the one hand, and the Partner accepting the Tagalong Offer, on the other hand, otherwise agree, the closing of the purchase and sale of Interests pursuant to this
Section 13.5 shall occur at the principal office of the Partnership at 10:00 a.m. (local time at the place of the closing) on the first Business Day occurring on or after the sixtieth (60th) day following the expiration of the Tagalong Period, subject to Section 12.5. At the closing, the Tagalong Purchaser shall pay to the other Partner, by cash or other immediately available funds, the purchase price for the Interest, Partner Loans, Special Interest and LeasingCo Interest being Transferred, and the Partner selling its Interest, Partner Loans, Special Interest and LeasingCo Interest shall deliver to the Tagalong Purchaser good title, free and clear of any Liens (other than those created by this Agreement and those securing financing obtained by the Partnership), to the Interest, Partner Loans, Special Interest and LeasingCo Interest thus purchased.

         At the closing, the other Partner shall execute such documents and instruments of conveyance as may be necessary or appropriate to effectuate the transactions contemplated hereby, including the Transfer of the Interest, Partner Loans, Special Interest and LeasingCo Interest to the Tagalong Purchaser and the assumption by the Tagalong Purchaser of the obligations with respect to the Interest so Transferred. Each Partner and the Partnership shall bear its own costs of such Transfer and closing, including attorneys' fees and filing fees.

         13.6     Put and Call Rights.

                  (a) Put Rights. Subject to Section 13.6(d), CPP shall have the right to require Holdings to acquire all or part of CPP's Interest, for the consideration and on the other terms specified in this Section 13.6, in accordance with the following provisions:

                           (i)      CPP may elect, by written notice delivered
to Holdings during the period beginning on the later of (A) the Initial Buildout Completion Date or (B) the date the determination is made pursuant to Section 13.6(g), as of the Initial Buildout Completion Date, of the Net Equity of CPP's Interest and the fair market value of any interest in Holdings that CPP may elect to receive in exchange for all or part of any Interest Transferred to Holdings and ending ninety days after such later date, to require that Holdings acquire from CPP up to that amount of CPP's Interest representing a Percentage Interest equal to 10.2%.

                                      -87-
                                                          December 12, 1996

                           (ii)     CPP may elect, by written notice delivered
to Holdings during the period beginning on the later of (A) the first anniversary of the Initial Buildout Completion Date or (B) the date the determination is made pursuant to Section 13.6(g), as of the first anniversary of the Initial Buildout Completion Date, of the Net Equity of CPP's Interest and, if required, the fair market value of any interest in Holdings that CPP may elect to receive in exchange for all or part of any Interest Transferred to Holdings and ending ninety days after such later date, to require that Holdings acquire from CPP up to that amount of CPP's Interest representing a Percentage Interest equal to 10.2%.

                           (iii)    CPP may elect, by written notice delivered
to Holdings during the period beginning on the later of (A) the second anniversary of the Initial Buildout Completion Date or (B) the date the determination is made pursuant to Section 13.6(g), as of the second anniversary of the Initial Buildout Completion Date, of the Net Equity of CPP's Interest and, if required, the fair market value of any interest in Holdings that CPP may elect to receive in exchange for all or part of any Interest Transferred to Holdings and ending ninety days after such later date, to require that Holdings acquire from CPP up to that amount of CPP's Interest representing a Percentage Interest equal to 10.2%.

                           (iv)     CPP may elect, by written notice delivered
to Holdings during the period beginning on the later of (A) the third anniversary of the Initial Buildout Completion Date or (B) the date the determination is made pursuant to Section 13.6(g), as of the third anniversary of the Initial Buildout Completion Date, of the Net Equity of CPP's Interest and, if required, the fair market value of any interest in Holdings that CPP may elect to receive in exchange for all or part of any Interest Transferred to Holdings and ending ninety days after such later date, to require that Holdings acquire from CPP up to that amount of CPP's Interest representing a Percentage Interest equal to 10.2%.

                           (v)      CPP may elect, by written notice delivered
to Holdings during the period beginning on the later of (A) the fourth anniversary of the Initial Buildout Completion Date or (B) the date the determination is made pursuant to Section 13.6(g), as of the fourth anniversary of the Initial Buildout Completion Date, of the Net Equity of CPP's Interest and, if required, the fair market value of any interest in Holdings that CPP may elect to receive in exchange for all or part of any Interest Transferred to Holdings and ending on the later of (A) ninety days after such later date or (B) thirty days after CPP's receipt of a notice from Holdings pursuant to Section 13.6(b)(i) with respect to less than all of CPP's Interest, to require that Holdings acquire from CPP up to all of CPP's Interest.

                           (vi)     CPP may elect, by written notice delivered
to Holdings during the period beginning on the later of (A) the fifth anniversary of the Initial Buildout Completion Date or (B) the date the determination is made pursuant to Section 13.6(g), as of the fifth anniversary of the Initial Buildout Completion Date, of the Net Equity of CPP's Interest and the fair market value of any interest in Holdings that CPP may elect to receive in exchange for all or part of any Interest Transferred to Holdings and ending on the later of (A) ninety days after such later

                                      -88-
                                                           December 12, 1996
date or (B) thirty days after CPP's receipt of a notice from Holdings pursuant to Section 13.6(b)(ii) with respect to less than all of CPP's Interest, to require that Holdings acquire from CPP up to all of CPP's Interest.

                           (vii)    CPP may elect, by written notice delivered
to Holdings during the period beginning on the later of (A) the sixth anniversary of the Initial Buildout Completion Date or (B) the date the determination is made pursuant to Section 13.6(g), as of the sixth anniversary of the Initial Buildout Completion Date, of the Net Equity of CPP's Interest and the fair market value of any interest in Holdings that CPP may elect to receive in exchange for all or part of any Interest Transferred to Holdings and ending on the later of (A) ninety days after such later date or (B) thirty days after CPP's receipt of a notice from Holdings pursuant to Section 13.6(b)(iii) with respect to less than all of CPP's Interest, to require that Holdings acquire from CPP up to all of CPP's Interest.

                           (viii)   CPP may elect, by written notice delivered
to Holdings during the period beginning on the later of (A) the seventh anniversary of the Initial Buildout Completion Date or (B) the date the determination is made pursuant to Section 13.6(g), as of the seventh anniversary of the Initial Buildout Completion Date, of the Net Equity of CPP's Interest and the fair market value of any interest in Holdings that CPP may elect to receive in exchange for all or part of any Interest Transferred to Holdings and ending on the later of (A) ninety days after such later date or (B) thirty days after CPP's receipt of a notice from Holdings pursuant to Section 13.6(b)(iv) with respect to less than all of CPP's Interest, to require that Holdings acquire from CPP up to all of CPP's Interest.

                           (ix)     CPP may elect, by written notice delivered
to Holdings during the period beginning on the later of (A) the eighth anniversary of the Initial Buildout Completion Date or (B) the date the determination is made pursuant to Section 13.6(g), as of the eighth anniversary of the Initial Buildout Completion Date, of the Net Equity of CPP's Interest and the fair market value of any interest in Holdings that CPP may elect to receive in exchange for all or part of any Interest Transferred to Holdings and ending on the later of (A) ninety days after such later date or (B) thirty days after CPP's receipt of a notice from Holdings pursuant to Section 13.6(b)(v) with respect to less than all of CPP's Interest, to require that Holdings acquire from CPP up to all of CPP's Interest.

                           (x)      If CPP, as the Non-Managing Partner of the
Partnership, with respect to each of two consecutive Fiscal Years, commences the negotiation procedures described in Section 5.2(c) and, for each of those Fiscal Years, after completion of such negotiation procedures, Holdings, as the Managing Partner of the Partnership either adopts a Budget or Business Plan or implements a Proposed Change that does not satisfy CPP's objections to the Proposed Budget, Proposed Business Plan or Proposed Change as specified in its Budget Objections, then CPP may elect, by written notice delivered to Holdings during the period beginning upon the date the determination is made pursuant to
Section 13.6(g), as of the date of Holdings's adoption of the Budget and Business Plan for the second such Fiscal Year or, if applicable, Holdings's adoption of a Proposed Change to the Budget or Business Plan for the

                                      -89-
                                                           December 12, 1996
second such Fiscal Year, of the Net Equity of CPP's Interest and the fair market value of any interest in Holdings that CPP may elect to receive in exchange for all or part of any Interest Transferred to Holdings and ending thirty days later, to require that Holdings acquire from CPP all of CPP's Interest.

                  (b) Call Rights. Subject to Section 13.6(d), Holdings shall have the right to require that CPP Transfer to Holdings all or part of CPP's Interest, for the consideration and on the other terms specified in this Section 13.6, in accordance with the following provisions:

                           (i)      Holdings may elect, by written notice
delivered to CPP during the period beginning on the later of (A) the fourth anniversary of the Initial Buildout Completion Date or (B) the date the determination is made pursuant to Section 13.6(g), as of the fourth anniversary of the Initial Buildout Completion Date, of the Net Equity of CPP's Interest and the fair market value of any interest in Holdings that CPP may elect to receive in exchange for all or part of any Interest to be Transferred to Holdings and ending on the later of (A) ninety days after such later date or (B) thirty days after Holdings's receipt of a notice from CPP pursuant to Section 13.6(a)(v) with respect to less than all of CPP's Interest, to require that CPP Transfer to Holdings up to all of CPP's Interest.

                           (ii)     Holdings may elect, by written notice
delivered to CPP during the period beginning on the later of (A) the fifth anniversary of the Initial Buildout Completion Date or (B) the date the determination is made pursuant to Section 13.6(g), as of the fifth anniversary of the Initial Buildout Completion Date, of the Net Equity of CPP's Interest and the fair market value of any interest in Holdings that CPP may elect to receive in exchange for all or part of any Interest Transferred to Holdings and ending on the later of (A) ninety days after such later date or (B) thirty days after Holdings's receipt of a notice from CPP pursuant to Section 13.6(a)(vi) with respect to less than all of CPP's Interest, to require that CPP Transfer to Holdings up to all of CPP's Interest.

                           (iii)    Holdings may elect, by written notice
delivered to CPP during the period beginning on the later of (A) the sixth anniversary of the Initial Buildout Completion Date or (B) the date the determination is made pursuant to Section 13.6(g), as of the sixth anniversary of the Initial Buildout Completion Date, of the Net Equity of CPP's Interest and the fair market value of any interest in Holdings that CPP may elect to receive in exchange for all or part of any Interest Transferred to Holdings and ending on the later of (A) ninety days after such later date or (B) thirty days after Holdings's receipt of a notice from CPP pursuant to Section 13.6(a)(vii) with respect to less than all of CPP's Interest, to require that CPP Transfer to Holdings up to all of CPP's Interest.

                           (iv)     Holdings may elect, by written notice
delivered to CPP during the period beginning on the later of (A) the seventh anniversary of the Initial Buildout Completion Date or (B) the date the determination is made pursuant to Section 13.6(g), as of the seventh anniversary of the Initial Buildout Completion Date, of the Net Equity of CPP's Interest and the fair market value of any interest in Holdings that CPP may elect to receive in exchange for all

                                      -90-
                                                           December 12, 1996
or part of any Interest Transferred to Holdings and ending on the later of (A) ninety days after such later date or (B) thirty days after Holdings's receipt of a notice from CPP pursuant to Section 13.6(a)(viii) with respect to less than all of CPP's Interest, to require that CPP Transfer to Holdings up to all of CPP's Interest.

                           (v)      Holdings may elect, by written notice
delivered to CPP during the period beginning on the later of (A) the eighth anniversary of the Initial Buildout Completion Date or (B) the date the determination is made pursuant to Section 13.6(g), as of the eighth anniversary of the Initial Buildout Completion Date, of the Net Equity of CPP's Interest and the fair market value of any interest in Holdings that CPP may elect to receive in exchange for all or part of any Interest Transferred to Holdings and ending on the later of (A) ninety days after such later date or (B) thirty days after Holdings's receipt of a notice from CPP pursuant to Section 13.6(a)(ix) with respect to less than all of CPP's Interest, to require that CPP Transfer to Holdings up to all of CPP's Interest.

                           (vi)     If Holdings is to be converted to corporate
form at any time prior to the eighth anniversary of the Initial Buildout Completion Date in connection with an initial public offering of shares of common stock of the corporate successor to Holdings as the result of the exercise by any Holdings Partner of its rights under Section 12.6 of the Holdings Partnership Agreement, Holdings may elect, by written notice delivered to CPP during the period beginning on the first date on which the condition in the first sentence of Section 12.6(g) of the Holdings Partnership Agreement is satisfied and ending thirty days later, to require that CPP Transfer to Holdings up to all of CPP's Interest; provided that such Transfer shall occur concurrently with, and shall be conditioned upon the consummation of, such initial public offering.
                           (vii)    If Holdings, as the Non-Managing Partner of
the Partnership, with respect to each of two consecutive Fiscal Years beginning after the Initial Buildout Completion Date, commences the negotiation procedures described in Section 5.2(c) and, for each of those Fiscal Years, after completion of such negotiation procedures, CPP, as the Managing Partner of the Partnership either adopts a Budget or Business Plan or implements a Proposed Change that does not satisfy Holdings's objections to the Proposed Budget, Proposed Business Plan or Proposed Change as specified in its Budget Objections, then Holdings may elect, by written notice delivered to CPP during the period beginning upon the date the determination is made pursuant to Section 13.6(g), as of the date of CPP's adoption of the Budget and Business Plan for the second such Fiscal Year or, if applicable, CPP's adoption of a Proposed Change to the Budget or Business Plan for the second such Fiscal Year, of the Net Equity of CPP's Interest and the fair market value of any interest in Holdings that CPP may elect to receive in exchange for all or part of any Interest Transferred to Holdings and ending thirty days later, to require that CPP Transfer to Holdings up to all of CPP's Interest (but not less than an Interest representing a Percentage Interest of twenty percent (20%)).

                  (c) Requirements as to Notice. Any notice pursuant to Section 13.6(a) or Section 13.6(b) shall specify the amount of CPP's Interest that CPP elects to require Holdings

                                      -91-
                                                           December 12, 1996
to acquire or that Holdings elects to require CPP to Transfer, as applicable. Such amount shall be stated in terms of the Percentage Interest represented by the Interest to be Transferred and acquired.

                  (d)      Limitations.

                           (i)      Notwithstanding anything to the contrary in
Section 13.6(a), the first election by CPP pursuant to Section 13.6(a) shall be for a portion of CPP's Interest that represents a Percentage Interest equal to the amount by which the aggregate Percentage Interest of CPP (before giving effect to the Transfer pursuant to such election) exceeds forty-nine percent (49%).

                           (ii)     Unless Holdings has previously made an
election pursuant to Section 13.6(b)(vii), CPP will not be entitled to make an election:

                                    (A)     pursuant to Section 13.6(a)(ii),
unless CPP made an election pursuant to Section 13.6(a)(i) with respect to the maximum amount of its Interest for which it could make an election pursuant to
Section 13.6(a)(i);
                                    (B)     pursuant to Section 13.6(a)(iii),
unless CPP made an election pursuant to each of Section 13.6(a)(i) and Section 13.6(a)(ii) with respect to the maximum amount of its Interest for which it could make an election pursuant to Section 13.6(a)(i) and Section 13.6(a)(ii); and

                                    (C)     pursuant to Section 13.6(a)(iv),
unless CPP made an election pursuant to each of Section 13.6(a)(i), Section 13.6(a)(ii) and Section 13.6(a)(iii) with respect to the maximum amount of its Interest for which it could make an election pursuant to Section 13.6(a)(i),
Section 13.6(a)(ii) and Section 13.6(a)(iii).

                           (iii)    Neither CPP nor Holdings may make an
election pursuant to Section 13.6(a) or Section 13.6(b) unless CPP or Holdings shall have elected to commence the appraisal procedures required by this Section
13.6 pursuant to Section 13.6(g)(i):

                                    (A)     in the case of an election pursuant
to Section 13.6(a)(x) or Section 13.6(b)(vii), within ten (10) days after the date on which Holdings or CPP, as applicable, adopts the Budget and Business Plan for the second relevant Fiscal Year or, if applicable, adopts the Proposed Change to the Budget or Business Plan for the second relevant Fiscal Year;

                                    (B)     in the case of an election pursuant
to Section 13.6(b)(vi), within ten (10) days after the first date on which the condition in the first sentence of Section 12.6(g) of the Holdings Partnership Agreement is satisfied;


                                      -92-
                                                           December 12, 1996

                                    (C)     in the case of an election pursuant
to Section  13.6(a)(i),  prior to the  earlier of October  15, 1997 or the tenth
(10th) day after the Initial Buildout Completion Date; or

                                    (D)     in the case of any other election,
at least sixty (60) days prior to the date on which the applicable election pursuant to Section 13.6(a) or Section 13.6(b) could be made if the Net Equity of CPP's Interest and the fair market value of any interest in Holdings that CPP may elect to receive in exchange for all or part of any Interest Transferred to Holdings, each as of such date, had been determined.

                  (e)      Consideration for Put or Call.

                           (i)      Except as provided in Section 13.6(e)(ii),
if CPP or any Controlled Affiliate of CPP owns an equity interest in Holdings at the time of an election pursuant to Section 13.6(a) or Section 13.6(b) and the aggregate Percentage Interest (as defined in, and determined in accordance with, the Holdings Partnership Agreement) in Holdings of CPP and its Controlled Affiliates is greater than five percent (5%), then CPP will have the option to receive in exchange for all or any part of any Interest Transferred to Holdings pursuant to this Section 13.6 an equity interest in Holdings. If CPP elects pursuant to this Section 13.6(e)(i) to receive an equity interest in Holdings in exchange for all or any part of any Interest Transferred to Holdings:
                                    (A)     with respect to

                                            (1)      any election made by CPP
pursuant  to Section  13.6(a)(i),  Section  13.6(a)(vi),  Section  13.6(a)(vii),
Section 13.6(a)(viii), or Section 13.6(a)(ix),

                                            (2)      any election made by CPP
pursuant to Section 13.6(a)(x) on or after the fifth anniversary of the Initial Buildout Completion Date,

                                            (3)      any election made by CPP
pursuant to Section 13.6(a)(ii),  Section 13.6(a)(iii),  Section 13.6(a)(iv), or
Section 13.6(a)(v), or any election made by CPP pursuant to Section 13.6(a)(x) prior to the fifth anniversary of the Initial Buildout Completion Date, in each case described in this clause (3) if and to the extent that the amount of Original Capital Contributions (as defined in the Holdings Partnership Agreement) plus the amount of Additional Capital Contributions (as defined in the Holdings Partnership Agreement) made or requested to be made by the Holdings Partners other than PioneerCo Contributions (as defined in the Holdings Partnership Agreement) prior to the Transfer of CPP's Interest to Holdings pursuant to such election plus any Preemptive Contributions (as defined in the Holdings Partnership Agreement) that the Holdings Partners would be entitled to make in connection with the Transfer of CPP's Interest to Holdings pursuant to the preemptive rights described in Section 8.10 of the Holdings Partnership Agreement would not exceed Five Billion Dollars ($5,000,000,000), or

                                      -93-
                                                           December 12, 1996

                                            (4)      any election by Holdings
pursuant to Section 13.6(b),

such equity interest shall consist of a partnership interest in Holdings having the same rights and obligations (proportionate to the size thereof, if applicable) as the Interests (as defined in the Holdings Partnership Agreement) of the Holdings Partners on the date of this Agreement;

                                    (B)     with respect to any election made by
CPP pursuant to Section 13.6(a)(ii), Section 13.6(a)(iii), Section 13.6(a)(iv), or Section 13.6(a)(v), or any election made by CPP pursuant to Section 13.6(a)(x) prior to the fifth anniversary of the Initial Buildout Completion Date, in each case if and to the extent that the amount of Original Capital Contributions plus the amount of Additional Capital Contributions made or requested to be made by the Holdings Partners (other than PioneerCo Contributions) prior to the Transfer of CPP's Interest to Holdings pursuant to such election plus any Preemptive Contributions that the Holdings Partners would be entitled to make in connection with the Transfer of CPP's Interest to Holdings pursuant to the preemptive rights described in Section 8.10 of the
Holdings Partnership Agreement would exceed Five Billion Dollars ($5,000,000,000), such equity interest shall consist of a preferred partnership interest in Holdings on the terms described in Schedule 13.6; and

                                    (C)     the size of any partnership interest
in Holdings to be issued in exchange for an Interest subject to a put or call under this Section 13.6 shall be such that the fair market value of such interest shall equal the Net Equity of the Transferred Interest, each determined in accordance with Section 13.6(g), as of the closing date for the Transfer of the Interest.

                           (ii)     If Holdings shall have been converted to
corporate form in the manner contemplated by Section 5.9 of the Holdings Partnership Agreement and, in connection therewith, the corporate successor to Holdings ("MajorCorp") shall have succeeded to the rights and obligations of Holdings under this Agreement, including this Section 13.6, then, if CPP or any Controlled Affiliate of CPP owns an equity interest in MajorCorp or if MajorCorp is Publicly Held at the time of an election pursuant to Section 13.6(a) or
Section 13.6(b), then CPP will have the option to receive in exchange for all or any part of any Interest Transferred to MajorCorp pursuant to this Section 13.6 common stock of MajorCorp. If CPP elects pursuant to this Section 13.6(e)(ii) to receive common stock of MajorCorp. in exchange for all or any part of any Interest Transferred to MajorCorp:

                                    (A)     if CPP or any Controlled Affiliate
of CPP owns an equity interest in MajorCorp at the time of an election pursuant to Section 13.6(a) or Section 13.6(b), the common stock received by CPP will be the same series of common stock held by the former Holdings Partners and will have the same liquidity, standstill and transferability rights and restrictions that are applicable to the equity interest in MajorCorp held by CPP or its Controlled Affiliate;

                                      -94-
                                                           December 12, 1996

                                    (B)     if neither CPP nor any Controlled
Affiliate of CPP owns an equity interest in MajorCorp at the time of an election pursuant to Section 13.6(a) or Section 13.6(b), the common stock received by CPP will be freely tradeable and transferable, subject only to restrictions imposed by applicable securities laws, and MajorCorp will grant CPP reasonable demand and piggyback registration rights with respect to such common stock (no less favorable than those contemplated by Section 5.9(b) of the Holdings Partnership Agreement); and
                                    (C)     the number of shares of common stock
to be issued in  exchange  for an  Interest  subject to a put or call under this
Section 13.6 shall be such that the fair market value of such shares shall equal the Net Equity of the Transferred Interest, each determined in accordance with
Section 13.6(g), as of the closing date for the Transfer of the Interest.

                           (iii)    To the extent that CPP does not elect (or is
not eligible to elect) to receive an equity interest in exchange for all or any part of any Interest Transferred to Holdings or MajorCorp pursuant to this
Section 13.6, CPP will receive cash in exchange for such Interest in an amount equal to the Net Equity of the Transferred Interest, determined in accordance with Section 13.6(g), as of the closing date for the Transfer of the Interest.

                  (f)      Other Terms and Conditions of Purchase and Sale.

                           (i)      Unless CPP and Holdings otherwise agree, the
closing of any Transfer of an Interest pursuant to this Section 13.6 shall be held at the principal office of the Partnership at 10:00 a.m. (local time at the place of closing) on the first Business Day on or after the thirtieth (30th) day following the election by CPP or Holdings pursuant to Section 13.6(a) or Section 13.6(b), subject to (A) the provisions of Section 12.5 and Section 13.6(g)(vi),
(B) any reasonable delay (not to exceed three hundred sixty-five (365) days, except as the Partners may otherwise agree) that may be required to implement any tax-free transaction agreed to by the Partners pursuant to Section 13.6(f)(iii) and (C) any delay that may be required to permit Holdings to issue an equity interest to CPP with respect to all or part of the Interest being Transferred. At the closing, Holdings shall pay to CPP, by cash or other immediately available funds, the purchase price for any Partner Loans, Special Interest and LeasingCo Interest being purchased and that portion, if any, of the Interest being Transferred for which the consideration is to be paid in cash and shall issue to CPP any equity interest to be issued with respect to that portion, if any, of the Interest being Transferred for which CPP has elected to receive an equity interest, and CPP shall deliver to Holdings good title, free and clear of any Liens (other than those created by this Agreement and those securing financing obtained by the Partnership), to the Interest being Transferred and the Partner Loans, Special Interest and LeasingCo Interest thus purchased.
                           (ii)     At the closing, the Partners shall execute
such documents and instruments of conveyance as may be necessary or appropriate to effectuate the transactions contemplated hereby, including the Transfer of the Interest being Transferred and any Partner

                                      -95-
                                                           December 12, 1996

Loans, Special Interest or LeasingCo Interest to Holdings, the issuance to CPP of any equity interest and the assumption by Holdings of CPP's obligations with respect to the portion of CPP's Interest Transferred to Holdings. Each Partner and the Partnership shall bear its own costs of such Transfer and closing, including attorneys' fees and filing fees.

                           (iii)    The Partners will use all commercially
reasonable efforts to structure any Transfer pursuant to this Section 13.6 as a tax-free transaction (including, in the case of a Transfer to MajorCorp, by way of a merger of the corporate owners of CPP with and into MajorCorp, subject in such event to MajorCorp's receipt of appropriate protections against any liabilities of CPP and its corporate owners that are not attributed to them from the Partnership) to the extent that a Transfer on the terms described herein can be so structured under federal and state tax laws then in effect.

                  (g)      Determination of Values.

                           (i)      Commencement of Appraisals.  Either Partner
may elect to commence the appraisal procedures necessary to determine the Net Equity of CPP's Interest and, if required, the fair market value of any equity interest in Holdings or MajorCorp that CPP may elect to receive in exchange for all or part of any Interest Transferred to Holdings or MajorCorp, by sending written notice of its election to the other Partner, which notice shall designate the First Appraiser. Within ten (10) Business Days after its receipt of such notice, the other Partner shall send a written notice to the electing Partner designating the Second Appraiser. Each Partner shall bear the costs of the appraisal submitted by the appraiser designated by such Partner. If a Third Appraiser is appointed, the costs of the appraisal submitted by such Third Appraiser shall be borne one-half by CPP and one-half by Holdings.

                           (ii)     Net Equity of CPP's Interest.  Net Equity of
CPP's Interest for purposes of any determination referred to in Section 13.6(a) or Section 13.6(b) shall be determined in accordance with Section 12.3 by the First Appraiser and the Second Appraiser designated pursuant to Section 13.6(g)(i) (and, if applicable, by a Third Appraiser selected by such appraisers); provided, however, that, if, in order to permit the assignment of CPP's Interest to Holdings or MajorCorp to be accomplished on a tax-free basis, the assignment is structured in a manner that does not result in a "step-up" in the basis of the assets of the Partnership to their respective fair market values (or produce an equivalent result from the standpoint of the other Holdings Partners under Section 704 of the Internal Revenue Code), the appraisers shall adjust the Gross Appraised Value of the assets of the Partnership for purposes of their appraisals to take into account the effect of the absence of a step-up in basis on the price at which a willing seller would sell, and a willing buyer would buy, such assets. Net Equity of CPP's Interest as of the closing date of any Transfer of an Interest, for purposes of Section 13.6(e)(i)(C), Section 13.6(e)(ii)(C) or Section 13.6(e)(iii), shall be the Net Equity as determined above immediately prior to the election pursuant to Section 13.6(a) or Section 13.6(b) or, if the closing date is more than six months after the applicable date referred to in Section 13.6(a) or Section 13.6(b), Net Equity as re-determined pursuant to Section 13.6(g)(vi) as of the six-month anniversary of the applicable date referred to in Section 13.6(a) or Section 13.6(b) that immediately precedes the

                                      -96-
                                                          December 12, 1996
closing  date  of  such   Transfer,   adjusted  in  any  case  for  any  Capital
Contributions by and distributions to the Partners from the applicable date as of which Net Equity was determined.

                           (iii)    Fair Market Value of Partnership Interest in
Holdings. The fair market value of any partnership interest in Holdings to be issued in exchange for an Interest subject to a put or call under this Section 13.6, as described in Section 13.6(e)(i)(A), for purposes of any determination referred to in Section 13.6(a) or Section 13.6(b), will equal the Net Equity of such interest (determined as provided in Section 11.3 of the Holdings Partnership Agreement). The Gross Appraised Value of Holdings, for purposes of calculating the Net Equity of any partnership interest, shall be determined in the manner described in Section 11.4 of the Holdings Partnership Agreement by the First Appraiser and the Second Appraiser designated pursuant to Section 13.6(g)(i) (and, if applicable, by a Third Appraiser selected by such appraisers). The fair market value of such partnership interest as of the closing date of any Transfer of an Interest, for purposes of Section 13.6(e)(i)(C), shall be the Net Equity of such interest as determined above immediately prior to the election pursuant to Section 13.6(a) or Section 13.6(b) with respect to which such Transfer is being made or, if the closing date is more than six months after the applicable date referred to in Section 13.6(a) or
Section  13.6(b),  Net Equity of such  interest  as  re-determined  pursuant  to
Section 13.6(g)(vi) as of the six-month anniversary of the applicable date referred to in Section 13.6(a) or Section 13.6(b) that immediately precedes the closing date of such Transfer, adjusted in any case for any capital contributions by and distributions to the Holdings Partners from the applicable date as of which Net Equity of such interest was determined.

                           (iv)     Fair Market Value of Preferred Partnership
Interest in Holdings. The fair market value of any preferred partnership interest in Holdings to be issued in exchange for an Interest subject to a put under this Section 13.6, as described in Section 13.6(e)(i)(B), will be deemed to equal its par value.

                           (v)      Fair Market Value of Stock.

                                    (A)     If MajorCorp is not Publicly Held,
the fair market value of any common stock to be issued in exchange for CPP's Interest, for purposes of any determination referred to in Section 13.6(a) or
Section 13.6(b), will equal the product of (1) the percentage of the total common stock of MajorCo represented by such common stock multiplied by (2) the price at which a willing seller would sell, and a willing buyer would buy, 100% of the common stock of MajorCorp, as determined by the First Appraiser and the Second Appraiser designated pursuant to Section 13.6(g)(i) (and, if applicable, by a Third Appraiser selected by such appraisers) in the manner described in
Section 11.4 of the Holdings Partnership Agreement, and with the results of the individual appraisals being averaged in the manner described in Section 11.4 of the Holdings Partnership Agreement. The fair market value of such stock as of the closing date of any Transfer of an Interest, for purposes of Section 13.6(e)(ii)(C), shall be the fair market value of such stock as determined above immediately prior to the election pursuant to Section 13.6(a) or Section 13.6(b) with respect to which such Transfer is being made or, if the closing date is more than six months after the applicable date referred to in Section

                                      -97-
                                                           December 12, 1996

13.6(a) or Section 13.6(b), the fair market value of such stock as re-determined pursuant to Section 13.6(g)(vi) as of the six-month anniversary of the applicable date referred to in Section 13.6(a) or Section 13.6(b) that immediately precedes the closing date of such Transfer, adjusted in any case for any capital contributions by and distributions to the stockholders of MajorCorp from the applicable date as of which the fair market value of such stock was determined.

                                    (B)     If MajorCorp is Publicly Held, the
fair market value as of any date of each share of common stock to be issued in exchange for CPP's Interest will be the average for the twenty full trading days preceding such date of (1) the last reported sales prices, regular way, as reported on the principal national securities exchange on which shares of such common stock are listed or admitted for trading or (2) if shares of such common stock are not listed or admitted for trading on any national securities exchange, the last reported sales prices, regular way, as reported on the Nasdaq National Market or, if shares of such common stock are not listed on the Nasdaq National Market, the average of the highest bid and lowest asked prices on each such trading day as reported on the Nasdaq Stock Market, or (3) if shares of such common stock are not listed or admitted to trading on any national securities exchange, the Nasdaq National Market or the Nasdaq Stock Market, the average of the highest bid and lowest asked prices on each such trading day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization. For purposes of this Section 13.6(g)(v)(B), a "trading day" means a day on which the principal national securities exchange on which shares of such common stock are listed or admitted to trading, or the Nasdaq National Market or the Nasdaq Stock Market, as applicable, if shares of such common stock are not listed or admitted to trading on any national securities exchange, is open for the transaction of business (unless such trading shall have been suspended for the entire day) or, if shares of such common stock are not listed or admitted to trading on any national securities exchange, the Nasdaq National Market or the Nasdaq Stock Market, any Business Day.
                           (vi)     Re-Determination of Values.  If the closing
of any Transfer of an Interest is to occur more than six months after the applicable date referred to in Section 13.6(a) or Section 13.6(b) or any six-month anniversary thereof, the Net Equity of the Interest to be Transferred, the Net Equity of any interest in Holdings to be issued in exchange for such Interest and the fair market value of any stock in MajorCorp to be issued in exchange for such Interest (if MajorCorp is not Publicly Held), as applicable, shall be re-determined as of the six-month anniversary of the applicable date referred to in Section 13.6(a) or Section 13.6(b) that immediately precedes the closing date of such Transfer by the same First Appraiser and Second Appraiser (and, if applicable, Third Appraiser) that determined such values as of the applicable date referred to in Section 13.6(a) or Section 13.6(b). Any such re-determination shall be made in accordance with the procedures specified above in this Section 13.6(g) except that each of the First Appraiser and the Second Appraiser shall submit its determination of Gross Appraised Value and any other relevant values within fifteen (15) days after such six-month anniversary and the Third Appraiser shall submit its determination of Gross Appraised Value and any other relevant values within fifteen (15) days after the latest date on which either the First Appraiser or the Second Appraiser submitted its determination of Gross Appraised Value and any other

                                      -98-
                                                          December 12, 1996
relevant values. The closing date of any Transfer of an Interest pursuant to this Section 13.6 shall be postponed as required to permit the relevant values to be re-determined pursuant to this Section 13.6(g)(vi).

         13.7     Prohibited Dispositions.

         Any purported Disposition of all or any part of an Interest that is not a Permitted Transfer shall be null and void and of no force or effect whatever; provided that, if the Partnership is required to recognize a Disposition that is not a Permitted Transfer (or if the non- transferor Partner elects to recognize a Disposition that is not a Permitted Transfer), the Interest Disposed of shall be strictly limited to the transferor's rights to allocations and distributions as provided by this Agreement with respect to the Transferred Interest, which allocations and distributions may be applied (without limiting any other legal or equitable rights of the Partnership) to satisfy any debts, obligations, or liabilities for damages that the transferor or transferee of such Interest may have to the Partnership.

         13.8     Representations Regarding Transfers.

         Each Partner hereby represents and warrants to the other Partner that such Partner's acquisition of Interests hereunder is made as principal for such Partner's own account and not for resale or distribution of such Interests.

         13.9     Distributions and Allocations in Respect of Transferred
Interests.

         If any Interest is Transferred during any Fiscal Year in compliance with the provisions of this Section 13, Profits, Losses, each item thereof, and all other items attributable to the Transferred Interest for such Fiscal Year shall be divided and allocated between the transferor and the transferee by taking into account their varying Percentage Interests during the Fiscal Year in accordance with Code Section 706(d), using any conventions permitted by law and selected by agreement between the Partners. All distributions on or before the date of such Transfer with respect to the Transferred Interest shall be made to the transferor, and all distributions thereafter with respect to the Transferred Interest shall be made to the transferee. Solely for purposes of making such allocations and distributions, the Partnership shall recognize such Transfer not later than the end of the calendar month during which it is given notice of such Transfer, provided that, if the Partnership is given notice of a Transfer at least ten (10) Business Days prior to the Transfer, the Partnership shall recognize such Transfer as of the date of such Transfer, and provided further, that if the Partnership does not receive a notice stating the date such Interest was Transferred and such other information as the Managing Partner may reasonably require within thirty (30) days after the end of the Fiscal Year during which the Transfer occurs, then all such items shall be allocated, and all distributions shall be made, to the Person that, according to the books and records of the Partnership, was the owner of the Interest on the last day of such Fiscal Year. Neither the Partnership nor the non-transferor Partner shall incur any liability for making allocations and distributions in accordance with the provisions of

                                      -99-
                                                           December 12, 1996
this Section 13.9, whether or not or the Partnership or either Partner has knowledge of any Transfer of ownership of any Interest.

                      SECTION 14. CONVERSION OF INTERESTS

         14.1     Conversion of Holdings Interest.

         Holdings's Interest shall be converted to both a General Partner Interest and a Limited Partner Interest upon the later to occur of (a) such time as the aggregate Percentage Interests of Holdings and its Controlled Affiliates exceeds fifty percent (50.0%) and (b) the receipt by the Partnership and Holdings of all consents, approvals, waivers, or authorizations of Governmental Authorities necessary for Holdings to become a General Partner of the Partnership. Thereafter, Holdings's Interest shall be deemed held by Holdings ninety-nine percent (99.0%) as a General Partner and one percent (1.0%) as a Limited Partner, all as provided in Section 2.1.

         14.2     Termination of Status as General Partner.

                  (a) A General Partner shall cease to be a General Partner upon the occurrence of any of the following:

                           (i)      the Transfer of such Partner's entire
Interest as a Partner in a Permitted Transfer (in which event the transferee of such Interest shall be admitted as a successor General Partner and a Limited Partner upon compliance with Section 13.3),

                           (ii)     the agreement of the Partners permitting
such General Partner to withdraw,

                           (iii)    an Adverse Act occurs or is continuing with
 respect to such Partner following the Initial Buildout Completion Date, or

                           (iv)     in the case of CPP, if its Percentage
Interest is less than eight percent (8%).

In the event a Person ceases to be a General  Partner  pursuant to  subparagraph
(ii), (iii) or (iv) above, the Interest of such Person as a General Partner shall automatically and without any further action by the Partners be converted into an Interest solely as a Limited Partner, and such Partner shall thereafter be an Exclusive Limited Partner.

                  (b) The Partners intend that the Partnership not dissolve as a result of the cessation of any Person's status as a General Partner; provided, however, that if it is determined by a court of competent jurisdiction that the Partnership has dissolved, the provisions of Section 15 shall govern.

                                      -100-
                                                           December 12, 1996

         14.3     Restoration of Status as General Partner.

                  (a) An Adverse Partner that ceases to be a General Partner in accordance with Section 14.2(a)(iii) shall be restored to the status of a General Partner, and its Interest shall thereafter be deemed held in part as a General Partner and in part as a Limited Partner as provided in Section 2.1, in the following circumstances:

                           (i)      if the Partner became an Adverse Partner as
a consequence of Bankruptcy, such Partner will again become a General Partner if such Partner ceases to be in a state of Bankruptcy;

                           (ii)     if the Partner became an Adverse Partner as
a consequence of the occurrence of any IXC Transaction, such Partner will again become a General Partner if such Partner ceases to have the relationship with the IXC that caused such IXC Transaction to occur; and

                           (iii) if the Partner became an Adverse Partner as a
consequence of the occurrence of an event described in subparagraph (viii) of the definition of such term in Section 1.10, such Partner will again become a General Partner if such Partner eliminates the circumstances that constituted such an Adverse Act.

                  (b) If an Adverse Partner ceases to be a General Partner in accordance with Section 14.2(a)(iii) as a result of the occurrence of an Adverse Act described in subparagraph (iv), (v) or (viii) of the definition of such term in Section 1.10, the transferee of such Partner's Interest will be entitled to become a General Partner, and the transferee's Interest shall be deemed held in part as a General Partner and in part as a Limited Partner as provided in
Section 2.1, if the Adverse  Partner  Transfers its Interest in compliance  with
Section 13 to a Person that is not an Adverse Partner and does not become an Adverse Partner as a result of such Transfer.

                     SECTION 15. DISSOLUTION AND WINDING UP

         15.1     Liquidating Events.

                  (a) In General. Subject to Section 15.1(b), the Partnership shall dissolve and commence winding up and liquidating upon the first to occur of any of the following ("Liquidating Events"):

                           (i)      The sale of all or substantially all of the
 Property;

                           (ii)     Agreement of both Partners to dissolve, wind
up, and liquidate the Partnership (which may not occur until after the Initial Buildout Completion Date);

                                      -101-
                                                           December 12, 1996

                           (iii)    The withdrawal of a General Partner, the
assignment by a General Partner of its entire Interest or any other event that causes a General Partner to cease to be a general partner under the Act, provided that any such event shall not constitute a Liquidating Event if the Partnership is continued pursuant to this Section 15.1(a);

                           (iv)     At the election of either Partner, if (A)
the License  Contribution  Date has not occurred on or prior to June 30, 1998 or
(B) prior to the License Contribution Date, the License has been canceled or revoked by the FCC and the FCC's order canceling or revoking the License is no longer subject to administrative or judicial review or appeal; provided that a Partner may not elect to dissolve the Partnership pursuant to clause (A) of this
Section 15.1(a)(iv) if the failure of the License Contribution Date to occur by such date was caused by such Partner's breach of this Agreement; and

                           (v)      At the election of either Partner, after the
License Contribution Date, if the License has been canceled or revoked by the FCC as a result of the breach by the other Partner of any of its covenants in
Section 8.3 or any circumstance constituting a breach of any of its representations in Section 9.2(a), Section 9.2(b) or Section 9.2(c) and the FCC's order canceling or revoking the License is no longer subject to administrative or judicial review or appeal.

The Partners hereby agree that, notwithstanding any provision of the Act or the Delaware Uniform Partnership Act, the Partnership shall not dissolve prior to the occurrence of a Liquidating Event. Upon the occurrence of any event set forth in Section 15.1(a)(iii) the Partnership shall not be dissolved or required to be wound up if at the time of such event there are at least two Partners and
(x) there is at least one remaining General Partner and that General Partner carries on the business of the Partnership (any such remaining General Partner being hereby authorized to carry on the business of the Partnership), or (y) within ninety (90) days after such event all remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of such event, of one or more additional General Partners.

                  (b) Special Rules. The events described in Section 15.1(a)(ii), Section 15.1(a)(iii) and Section 15.1(a)(iv) shall not constitute Liquidating Events until such time as the Partnership is otherwise required to dissolve, and commence winding up and liquidating, in accordance with Section 15.6.

                  (c) Negotiations with Respect to Alternative Arrangements. If the Partnership is dissolved, wound-up and liquidated following an election by either Partner pursuant to clause (A) of Section 15.1(a)(iv), the Partners will negotiate in good faith with respect to alternative arrangements that, consistent with applicable law, would achieve their respective strategic, economic and business objectives regarding the ownership and operation of a PCS system in the Los Angeles MTA (as evidenced by the terms of this Agreement, the affiliation agreement described in Section 8.1(b), the Trademark License and the other agreements contemplated thereunder).

                                      -102-
                                                          December 12, 1996

         15.2     Winding Up.

         Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purposes of winding up its affairs and those of LeasingCo in an orderly manner, liquidating its assets and those of LeasingCo, and satisfying the claims of its creditors and Partners, and neither Partner shall take any action that is inconsistent with, or not appropriate for, the winding up of the Partnership's business and affairs. To the extent not inconsistent with the foregoing, this Agreement shall continue in full force and effect until such time as the Partnership's Property has been distributed pursuant to this Section 15.2 and the Certificate has been canceled in accordance with the Act; provided that upon the occurrence of the event described in Section 15.1(a)(iv), the Partners shall be released from all obligations under this Agreement except (i) as otherwise provided in Section 6.5, (ii) any obligations or liabilities arising out of a breach of this Agreement or pursuant to Section 5.4, and (iii) any obligations or liabilities based on events occurring, arising or maturing prior to the date that such event occurred. The Managing Partner, or, if the Managing Partner caused the Liquidating Event through conduct that constituted a breach of this Agreement, the other Partner, shall act as liquidator (the "Liquidator") to wind up the Partnership. The Liquidator shall be responsible for overseeing the winding up and dissolution of the Partnership, shall take full account of the Partnership's liabilities and Property, shall cause the Partnership's Property to be liquidated as promptly as is consistent with obtaining the fair value thereof, and shall cause the proceeds therefrom, to the extent sufficient therefor, to be applied and distributed in the following order:

                  (a) First, to the payment of all of the Partnership's debts and liabilities (other than Partner Loans) to creditors other than the Partners and to the payment of the expenses of liquidation;

                  (b) Second, to the payment of all Partner Loans and all of the Partnership's debts and liabilities to the Partners in the following order and priority:

                           (i)      first, to the payment of all debts and
liabilities owed to a Partner other than in respect of Partner Loans;

                           (ii)     second, to the payment of all accrued and
unpaid interest on Partner Loans, such interest to be paid to each Partner and its Affiliates (considered as a group) pro rata in proportion to the interest owed to each such group; and

                           (iii)    third, to the payment of the unpaid
principal amount of all Partner Loans, such principal to be paid to each Partner and its Affiliates (considered as a group) pro rata in proportion to the outstanding principal owed to each such group; and

                  (c) The balance, if any, to the Partners in accordance with their Capital Accounts, after giving effect to all contributions, distributions and allocations for all periods.


                                      -103-
                                                           December 12, 1996

                  (d) In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Partners pursuant to this
Section 15.2 may be:

                           (i)      distributed to a trust established for the
benefit of the Partners for the purposes of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership arising out of or in connection with the Partnership. The assets of any such trust shall be distributed to the Partners from time to time, in the reasonable discretion of the Liquidator in the same proportions as the amount distributed to such trust by the Partnership would otherwise have been distributed to the Partners pursuant to Section 15.2; or

                           (ii)     withheld to provide a reasonable reserve for
Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership, provided that such withheld amounts shall be distributed to the Partners as soon as practicable.

Each Partner and each of its Affiliates (as to Partner Loans only) agrees that by accepting the provisions of this Section 15.2 setting forth the priority of the distribution of the assets of the Partnership to be made upon its liquidation, such Partner or Affiliate expressly waives any right which it, as a creditor of the Partnership, might otherwise have under the Act to receive distributions of assets pari passu with the other creditors of the Partnership in connection with a distribution of assets of the Partnership in satisfaction of any liability of the Partnership, and hereby subordinates to the other creditors of the Partnership any such right.

         15.3 Compliance With Certain Requirements of Regulations; Deficit Capital Accounts.

         In the event the Partnership is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), (a) distributions shall be made pursuant to this Section 15 to the Partners that have positive Capital Accounts in compliance with Regulations Section 1.704- 1(b)(2)(ii)(b)(2), (b) Holdings shall contribute in cash the amount, if any, required by Section 2.2(c)(iii) and shall pay to the Partnership all accrued and unpaid interest pursuant to Section 2.2(e)(i) with respect to such Capital Contribution, (c) CPP shall contribute to the Partnership the amount, if any, required by Section 2.2(d) and shall pay to the Partnership all accrued and unpaid interest pursuant to Section 2.2(e)(ii) with respect to such Capital Contribution, and (d) if the Capital Account of any General Partner has a deficit balance (after giving effect to all contributions, distributions, and allocations for all taxable years, including the year during which such liquidation occurs), such General Partner shall contribute to the capital of the Partnership the amount necessary to restore such deficit balance to zero in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(3). Except as provided in Section 2.2(c)(iii) and clauses (b) and (c) of the preceding sentence, no Exclusive Limited Partner shall have any obligation to contribute capital to restore such Exclusive Limited Partner's Capital Account to zero; provided, however, that an Exclusive Limited Partner that at any time was a General Partner shall be obligated to contribute capital to the Partnership pursuant to clause (b) of the preceding sentence to the extent of the deficit balance, if any, that existed in such Exclusive Limited Partner's Capital Account

                                      -104-
                                                          December 12, 1996
at the time it became an Exclusive Limited Partner (taking into account for this purpose any revaluation of Partnership assets pursuant to clause (D) of subparagraph (ii) of the definition of Gross Asset Value made as a result of such Partner's becoming an Exclusive Limited Partner).

         15.4     Deemed Distribution and Recontribution.

         Notwithstanding any other provision of this Section 15, in the event the Partnership is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Liquidating Event has occurred, the Property shall not be liquidated, the Partnership's liabilities shall not be paid or discharged, and the Partnership's affairs shall not be wound up. Instead, solely for federal income tax purposes, the Partnership shall be deemed to have distributed the Property in kind to the Partners, and the Partners shall be deemed to have assumed and taken the Property subject to all Partnership liabilities, all in accordance with their respective Capital Accounts and, if either Partner's Capital Account has a deficit balance that such Partner would be required to restore pursuant to Section 15.3 (after giving effect to all contributions, distributions, and allocations for all Fiscal Years, including the Fiscal Year during which such liquidation occurs), such Partner shall contribute to the capital of the Partnership the amount necessary to restore such deficit balance to zero in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(3). Immediately thereafter, the Partners shall be deemed to have recontributed the Property to the Partnership, which shall be deemed to have assumed and taken subject to all such liabilities.

         15.5     Rights of Partners.

         Except as otherwise provided in this Agreement, (a) each Partner shall look solely to the assets of the Partnership for the return of its Capital Contributions and shall have no right or power to demand or receive property other than cash from the Partnership, and (b) neither Partner shall have priority over the other Partner as to the return of its Capital Contributions, distributions, or allocations. If, after the Partnership ceases to exist as a legal entity, a Partner is required to make a payment to any Person on account of any activity carried on by the Partnership, such paying Partner shall be entitled to reimbursement from each other Partner consistent with the manner in which the economic detriment of such payment would have been borne had the amount been paid by the Partnership immediately prior to its cessation.

         15.6     Buy/Sell Arrangements.

                  (a) As soon as practicable after the occurrence of an event described in Section 15.1(a)(ii), Section 15.1(a)(iv) or, subject to the proviso contained therein, Section 15.1(a)(iii), the Net Equity of the Interests shall be determined in accordance with Section 12.3 and notice of such determination shall be delivered to each Partner. For purposes of such determination of Net Equity pursuant to this Section 15.6, the Partner that (together with its Controlled Affiliates) holds the largest Percentage Interest shall designate the First Appraiser as required by Section 12.4 within thirty (30) days after an occurrence of the applicable Liquidating Event, and the other Partner shall appoint the Second Appraiser within ten (10) days of receiving notice of the appointment of the First Appraiser.

                                      -105-
                                                           December 12, 1996

                  (b) Within thirty (30) days after its receipt of the determination of Net Equity, each Partner must submit to the Chief Executive Officer a sealed statement (the "Initial Offer") notifying the other Partner in writing either (i) that such Partner offers to sell all of its Interest or (ii) that such Partner offers to buy all of the other Partner's Interest. Upon receipt of both of the Initial Offers, the Chief Executive Officer shall deliver the Initial Offer submitted by Holdings to CPP and shall deliver the Initial Offer submitted by CPP to Holdings.

                  (c) If the Initial Offers state that one Partner wishes to buy and the other Partner wishes to sell, the Partner wishing to buy will purchase the Interest of the Partner wishing to sell, and the Net Equity of the Interest of the Partner wishing to sell shall be the price at which its Interest will be sold.

                  (d) If the Initial Offers state that both Partners wish to sell their Interests, the Partnership shall dissolve, and commence winding up and liquidating in accordance with Section 15.2.

                  (e) If the Initial Offers state that each Partner wishes to purchase the other Partner's Interest, then the Partners shall begin the bidding process described below and the highest bidder (determined as the amount bid per each one percent (1%) Percentage Interest) shall buy the other Partner's Interest. Each of the Partners may make an offer to purchase the Interest of the other Partner, which offer may not be less than the Net Equity of the Interest to be purchased and shall be made within fifteen (15) days of the last day for submission of the Initial Offers. If neither Partner makes an offer within such fifteen (15) day period, the Partnership shall dissolve, and commence winding up and liquidating in accordance with Section 15.2. If only one Partner timely makes an offer, the offering Partner will purchase the Interest of the other Partner, and the price set forth in the offering Partner's offer shall be the price at which the other Partner's Interest shall be sold to the offering Partner. If both Partners timely make an offer, each Partner must respond within fifteen (15) days of the last day of the 15-day period for submitting such offers either by accepting the other Partner's offer or delivering a counteroffer to purchase the Interest of the other Partner. A counteroffer must be at least one percent (1%) higher than the prior offer of which the offering Partner has received notice. The bidding process shall continue until a Partner has either accepted the immediate prior offer or failed to make a timely response, in which case the immediate prior offer shall be deemed accepted. For purposes of this Section 15.6, all offers, acceptances and counteroffers must be in writing, in a form which is firm and binding and delivered to the other Partner.

                  (f) The closing of the purchase and sale of the selling Partner's Interest, Partner Loans, Special Interest and LeasingCo Interest shall occur at the principal office of the Partnership at 10:00 a.m. (local time at the place of the closing) on the first Business Day occurring on or after the thirtieth (30th) day following the date of the final determination of the purchase price pursuant to Section 15.6(e) (subject to Section 12.5). At the closing, the purchasing Partner shall pay to the selling Partner, by cash or other immediately available funds, the purchase price for the selling Partner's Interest, Partner Loans, Special Interest and

                                      -106-
                                                           December 12, 1996

LeasingCo  Interest,  and the selling  Partner shall  deliver to the  purchasing
Partner good title, free and clear of any Liens (other than those created by this Agreement and those securing financing obtained by the Partnership), to the selling Partner's Interest, Partner Loans, Special Interest and LeasingCo Interest thus purchased.

         At  the  closing,   the  Partners  shall  execute  such  documents  and
instruments of conveyance as may be necessary or appropriate to effectuate the transactions contemplated hereby, including the Transfer of the Interest, Partner Loans, Special Interest and LeasingCo Interest of the selling Partner to the purchasing Partner and the assumption by the purchasing Partner of the selling Partner's obligations with respect to the selling Partner's Interest Transferred to the purchasing Partner. Each Partner shall bear its own costs of such Transfer and closing, including attorneys' fees and filing fees. The costs of determining Net Equity shall be borne by the Partners pro rata based on their respective Percentage Interests as of the occurrence of the Liquidating Event.

         15.7     Notice of Dissolution.

         If a Liquidating Event occurs or an event described in Section 15.1(a)(iii) occurs that would, but for the provisions of Section 15.1, result in a dissolution of the Partnership, the Managing Partner shall, within thirty
(30)  days  thereafter,  provide  written  notice  thereof  to the  Non-Managing
Partner.

                           SECTION 16. MISCELLANEOUS

         16.1     Notices.

         Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and mailed (certified or registered mail, postage prepaid, return receipt requested) or sent by hand or overnight courier, or by facsimile (with acknowledgment received), charges prepaid and addressed as follows, or to such other address or number as such Person may from time to time specify by notice to the Partners:

                  (a) If to the Partnership, to the address or number set forth on Schedule 16.1; and

                  (b) If to a  Partner,  to the  address  or number set forth in
Schedule 16.1.

Any Person may from time to time specify a different address by notice to the Partnership and the Partners. Any notice or other communication given to a Person in accordance with the provisions of this Agreement shall be deemed to have been given and received (i) four (4) Business Days after it is sent by certified or registered mail, postage prepaid, return receipt requested, (ii) when delivered by hand or transmitted by facsimile (with acknowledgment received and, in the case of a facsimile only, a copy of such notice is sent no later than the next Business Day by a reliable overnight courier service, with acknowledgment of receipt) or (iii)

                                      -107-
                                                          December 12, 1996
one (1) Business Day after it is sent by a reliable overnight courier service, with acknowledgment of receipt.

         16.2     Binding Effect.

         Except as otherwise provided in this Agreement, this Agreement shall be binding upon and inure to the benefit of the Partners and their respective successors, transferees and assigns.

         16.3     Construction.

         This Agreement shall be construed simply according to its fair meaning and not strictly for or against either Partner.

         16.4     Time.

         Time is of the essence with respect to this Agreement.

         16.5     Table of Contents; Headings.

         The table of contents and section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement.

         16.6     Severability.

         Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal, invalid or unenforceable for any reason whatsoever, that term or provision will be enforced to the maximum extent permissible so as to effect the intent of the Partners, and such illegality, invalidity or unenforceability shall not affect the validity or legality of the remainder of this Agreement. If necessary to effect the intent of the Partners, the Partners will negotiate in good faith to amend this Agreement to replace the unenforceable language with enforceable language which as closely as possible reflects such intent.

         16.7     Incorporation by Reference.

         Unless expressly provided otherwise in this Agreement, no exhibit (other than the Schedules attached hereto) attached to this Agreement and referred to herein shall be incorporated in this Agreement by reference.

         16.8     Further Action.

         Each Partner, upon the reasonable request of the other Partner, agrees to perform all further acts and execute, acknowledge and deliver any documents which may be reasonably necessary, appropriate or desirable to carry out the intent and purposes of this Agreement.

                                      -108-
                                                           December 12, 1996

         16.9     Governing Law.

         The internal laws of the State of Delaware (without regard to principles of conflict of law) shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the Partners.

         16.10    Waiver of Action for Partition; No Bill For Partnership
Accounting.

         Each Partner irrevocably waives any right that it may have to maintain any action for partition with respect to any of the Property; provided that the foregoing shall not be construed to apply to any action by a Partner for the enforcement of its rights under this Agreement. Each Partner waives its right to seek a court decree of dissolution (other than a dissolution in accordance with Section 15).

         16.11    Counterpart Execution.

         This Agreement may be executed in two counterparts with the same effect as if both Partners had signed the same document. Both counterparts shall be construed together and shall constitute one agreement.

         16.12    Specific Performance; Attorneys' Fees.

         Each Partner agrees with the other Partner that the other Partner would be irreparably damaged if any of the provisions of this Agreement were not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, in addition to any other remedy to which the non-breaching Partner may be entitled, at law or in equity, but subject to Section 12.1(c), the non-breaching Partner shall be entitled to injunctive relief to prevent breaches of this Agreement and specifically to enforce the terms and provisions hereof, and the breaching Partner shall reimburse the non-breaching Partner for all costs and expenses reasonably incurred by the non-breaching Partner in enforcing its rights under this Section 16.12. In the event of a breach by either party that results in a lawsuit or other proceeding for any remedy available under this Agreement, the prevailing party shall be entitled to reimbursement from the other party of its reasonable attorneys' fees and expenses.

         16.13    Entire Agreement.

         The provisions of this Agreement set forth the entire agreement and understanding between the Partners as to the subject matter hereof and supersede all prior agreements, oral or written, and other communications between the Partners relating to the subject matter hereof. This Agreement cannot be amended, supplemented or changed except by an agreement in writing that makes specific reference to this Agreement and which is signed by the party against which enforcement of any such amendment, supplement or change is sought. Section
13.6 of this Agreement cannot be amended, supplemented or changed without the consent of each of the Persons then admitted as partners of Holdings.

                                      -109-
                                                           December 12, 1996

         16.14    Limitation on Rights of Others.

         Nothing in this Agreement, whether express or implied, shall be construed to give any Person other than the Partners any legal or equitable right, remedy or claim under or in respect of this Agreement.

         16.15    Waivers; Remedies.

         The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party or parties entitled to enforce such term, but any such waiver shall be effective only if in a writing signed by the party or parties against which such waiver is to be asserted. Except as otherwise provided herein, no failure or delay of either Partner in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

         16.16    Jurisdiction; Consent to Service of Process.

                  (a) Each Partner hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court sitting in the County of New York or any Federal court of the United States of America sitting in the Southern District of New York, and any appellate court from any such court, in any suit, action or proceeding arising out of or relating to the Partnership or this Agreement, or for recognition or enforcement of any judgment, and each Partner hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court.

                  (b) Each Partner hereby irrevocably and unconditionally waives, to the fullest extent it may legally do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to the Partnership or this Agreement in any New York State court sitting in the County of New York or any Federal court sitting in the Southern District of New York. Each Partner hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court and further waives the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such Partner.

                  (c) Each Partner irrevocably consents to service of process in the manner provided for the giving of notices pursuant to this Agreement, provided that such service shall be deemed to have been given only when actually received by such Partner. Nothing in this Agreement shall affect the right of a party to serve process in any other manner permitted by law.

                                      -110-
                                                           December 12, 1996

         16.17    Waiver of Jury Trial.

         Each Partner waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any action, suit or proceeding arising out of or relating to the Partnership or this Agreement.

         16.18    No Right of Set-off.

         Neither Partner shall be entitled to offset against any of its financial obligations to the Partnership under this Agreement, any obligation owed to it or any of its Affiliates by the other Partner or any of the other Partner's Affiliates.

                     [signatures follow on a separate page]

                                      -111-
                                                           December 12, 1996

         IN WITNESS WHEREOF, the parties have entered into this Agreement of Limited Partnership of Cox Communications PCS, L.P. as of the date first above set forth.

                                        COX PIONEER PARTNERSHIP

                                        By   Cox Communications Pioneer, Inc.,
                                             its Managing General Partner


                                        By:  /s/ David M. Woodrow
                                             ----------------------
                                             Name: David M. Woodrow
                                             Title: Vice President

                                        SPRINT SPECTRUM HOLDING COMPANY, L.P.

                                        By   Sprint Enterprises, L.P., its
                                             General Partner

                                             By  US Telecom, Inc.,its
                                             General Partner

                                             By:  /s/ Don A. Jensen
                                                  ----------------------
                                                  Name: Don A. Jensen
                                                  Title: Vice President &
                                                         Secretary


                                        By   TCI Telephony Services, Inc., its
                                             General Partner

                                        By:  /s/ Gerald W. Gaines
                                             ----------------------
                                             Name: Gerald W. Gaines
                                             Title: President & CEO

                                        By   Comcast Telephony Services, its
                                             General Partner

                                             By   Comcast Telephony Services,
                                                  Inc., its General Partner

                                             By:  /s/ Arthur R. Block
                                                  ----------------------
                                                  Name: Arthur R. Block
                                                  Title: Vice President


              THIS IS A SIGNATURE PAGE TO THE AGREEMENT OF LIMITED
                   PARTNERSHIP OF COX COMMUNICATIONS PCS, L.P.


                                      -112-
                                                           December 12, 1996

                                        By   Cox Telephony Partnership, its
                                             General Partner

                                             By   Cox Communications Wireless,
                                                  Inc., its General Partner

                                             By:  /s/ David M. Woodrow
                                                  ----------------------
                                                  Name: David M. Woodrow
                                                  Title: Vice President








               THIS IS A SIGNATURE PAGE TO THE AGREEMENT OF LIMITED
                   PARTNERSHIP OF COX COMMUNICATIONS PCS, L.P.

                                      -113-
                                                           December 12, 1996

         By executing this signature page below,  each of the Holdings  Partners
(i)  accepts and agrees to the  provisions  of Section  8.1(i),  Section 8.8 and
Section 11.3(a) of the Agreement, (ii) consents to the performance by Holdings of its obligations under Section 13.6 of the Agreement, including the issuance by Holdings of any equity interest that it may be required to issue pursuant to
Section 13.6 of the Agreement, and agrees that the equity interest referred to in Section 13.6 is that referred to in Section 8.10 of the Holdings Partnership Agreement and (iii) agrees that the contribution to Holdings of the "Holdings License" as described in the Agreement shall constitute the License Contribution required to be made by Cox Telephony Partnership pursuant to Section 2.3(a)(i) of the Holdings Partnership Agreement.

                                 By   Sprint Enterprises, L.P., its
                                             General Partner

                                             By  US Telecom, Inc.,its
                                             General Partner

                                             By:  /s/ Don A. Jensen
                                                  ----------------------
                                                  Name: Don A. Jensen
                                                  Title: Vice President &
                                                         Secretary


                                        By   TCI Telephony Services, Inc., its
                                             General Partner

                                        By:  /s/ Gerald W. Gaines
                                             ----------------------
                                             Name: Gerald W. Gaines
                                             Title: President & CEO

                                        By   Comcast Telephony Services, its
                                             General Partner

                                             By   Comcast Telephony Services,
                                                  Inc., its General Partner

                                             By:  /s/ Arthur R. Block
                                                  ----------------------
                                                  Name: Arthur R. Block
                                                  Title: Vice President

                                      -114-
                                                            December 12, 1996

                                        By   Cox Telephony Partnership, its
                                             General Partner

                                             By   Cox Communications Wireless,
                                                  Inc., its General Partner

                                             By:  /s/ David M. Woodrow
                                                  ----------------------
                                                  Name: David M. Woodrow
                                                  Title: Vice President



                                      -115-
                                                           December 12, 1996

     By executing this signature page below, Cox California PCS, Inc. accepts and agrees to the provisions of Section 8.1(c) and Section 8.7 of the Agreement.


                                             Cox California PCS, Inc.

                                             By:  /s/ David M. Woodrow
                                                  ----------------------
                                                  Name: David M. Woodrow
                                                  Title: Vice President




                                      -116-
                                                           December 12, 1996

                                 Schedule 5.1(d)

                         Non-Managing Partner Approvals

         The following matters, in addition to any other matters expressly required by the Agreement, require the approval of the Non-Managing Partner, to the extent provided in this Schedule:

         A. So long as the aggregate Percentage Interest of the Non-Managing Partner and its Controlled Affiliates is at least eight percent (8%), the Managing Partner shall not, without the consent of the Non-Managing Partner, cause or permit the Partnership to:

         1. sell, issue or otherwise dispose of any equity interest in the Partnership or any option, warrant or other debt or equity interest convertible into or evidencing the right to acquire (whether or not for additional consideration) any equity interest in the Partnership, other than pursuant to a capital call in accordance with Section 2.3(a) of the Agreement;

         2. incur, create, assume or permit to exist any Debt in excess of the sum of $75,000,000 (as used herein, "Debt" means (i) any indebtedness for borrowed money or deferred purchase price of property or evidenced by a note, bond, or other instrument, (ii) obligations to pay money as lessee under capital leases, (iii) obligations to pay money secured by any mortgage, pledge, security interest, encumbrance, lien or charge of any kind existing on any asset owned or held by the Partnership whether or not the Partnership has assumed or become liable for the obligations secured thereby, (iv) any obligation under any interest rate swap agreement (the principal amount of such obligation shall be deemed to be the notional principal amount on which such swap is based), and (v) obligations under direct or indirect guarantees of (including obligations (contingent or otherwise) to assure a creditor against loss in respect of) indebtedness or obligations of the kinds referred to in clauses (i), (ii), (iii) and (iv) above, provided that Debt shall not include obligations in respect of any accounts payable that are incurred in the ordinary course of the Partnership's business and are not delinquent or are being contested in good faith by appropriate proceedings);

         3. make any Interested Party Decision other than in the ordinary course of business of the Partnership or any Subsidiary of the Partnership (the Partners agree for purposes of this provision, and by way of illustration, that an amendment to the economic terms of the affiliation agreement described in
Section 8.1(b) would not be in the ordinary course of the Partnership's business);

         4. purchase or otherwise acquire any asset, business, equity interest, or other property in one or a series of related transactions unless such purchase or acquisition is

                                       -1-
                                                             December 12, 1996
reasonably related to the buildout and operation of the Partnership's PCS system in the Los Angeles MTA;

         5. dispose of, by sale, merger, consolidation, lease or otherwise, in one transaction or in a series of related transactions, any assets or properties of the Partnership that have an aggregate value in excess of twenty percent (20%) of the book value of the consolidated assets of the Partnership as determined in accordance with GAAP, except upon the liquidation and dissolution of the Partnership in accordance with Section 15 of the Agreement;

         6. subject to any mortgage, pledge, security interest, encumbrance, lien or charge of any kind any assets of the Partnership (except for any mortgage, pledge, security interest, or lien that secures Debt permitted to be incurred under the Agreement and this Schedule 5.1(d));

         7. make any capital call pursuant to Section 2.3(a) of the Agreement prior to the Initial Buildout Completion Date;

         8. become a party to any consolidation, merger, recapitalization or other form of reorganization;

         9. admit any new Partner to the Partnership (other than the transferee of all or part of a Partner's Interest in the Partnership in a Transfer permitted by the Agreement);

         10. enter into any agreement restricting the ability of the Partnership to make distributions to its Partners with respect to their Interests (except for loan agreements relating to Debt permitted to be incurred under the Agreement and this Schedule 5.1(d));

         11. distribute any asset (including cash) with respect to any Interest in the Partnership;

         12.      redeem or repurchase any Interest in the Partnership;

         13. make any material change in the Partnership's tax or accounting practices, other than as required by changes in tax law or GAAP;

         14. take any action constituting a Voluntary Bankruptcy of the Partnership; or

         15. convert the Partnership to corporate form or make any election to be treated as a corporation for federal income tax purposes.

         B. Following the Initial Buildout Completion Date, so long as th aggregate Percentage Interest of the Non-Managing Partner and its Controlled Affiliates is at least
                                       -2-
                                                             December 12, 1996
thirty percent (30%), the Managing Partner will not, without the consent of the Non- Managing Partner (which, in the case of item 1 below, will not be unreasonably withheld), cause or permit the Partnership to:

         1.       hire or terminate the Chief Executive Officer;

         2.  make  any  capital  expenditure  that  would  cause  total  capital
expenditures   made  in  any  Fiscal  Year  to  exceed  the  amount  of  capital expenditures in the Budget for such Fiscal Year by more than 10%;

         3. borrow any amounts not provided for in the Budget then in effect;

         4. purchase or otherwise acquire any assets, business, equity interest, or other property in one or a series of related transactions unless the aggregate consideration to be paid in connection with such transaction or series of related transactions would not exceed $10,000,000;

         5. make any capital call pursuant to Section 2.3(a) of the Agreement; or

         6. issue any press release concerning the formation, business, affairs or operations of the Partnership.

         C. The Managing Partner will not at any time, without the consent of the Non-Managing Partner, cause or permit the Partnership to:

         1. engage in any business outside the scope of the business described in Section 1.3 of the Agreement;

         2. lend or advance funds to, or guarantee any of the obligations of, any Partner or any Affiliate of a Partner;

         3. incur any Debt for loans made by a Partner or any Affiliate of a Partner, other than in accordance with Section 2.6 of the Agreement;

         4. make any non-pro rata cash or any in-kind distribution to a Partner in respect of its Interest;

         5. make any Interested Party Decision unless the transaction with respect to which such Interested Party Decision is made is upon terms that could have been obtained by the Partnership in an arm's-length transaction that does not involve an Interested Party Decision;

         6. dissolve or liquidate, except as permitted by, and in accordance with, Section 15 of the Agreement;

                                       -3-
                                                            December 12, 1996

         7. do any act that would make it impossible to carry on the business of the Partnership except upon the liquidation and dissolution of the Partnership in accordance with Section 15 of the Agreement; or

         8. use any funds or assets of the Partnership other than for the benefit of the Partnership or commingle funds of the Partnership and those of any other Person.
                                       -4-
                                                              December 12, 1996

                                 Schedule 9.2(d)

    Aggregate of Qualified Pre-Operating Expenses, Research and Experimental
         Expenditures and Start-Up Expenditures as of September 30, 1996



                               Expenses by Category
Salaries/Benefits                                                  $1,009,800
Legal Expenses                                                        911,468
Computer Equipment                                                    769,784
Other Professional Fees                                             1,108,922
Other G&A (employee relations, T&E, etc.)                             618,222
Miscellaneous                                                         334,742
Funding                                                            74,534,040
                                                      -----------------------
         Total                                                    $79,286,978



                                 Expenses by Date
October 1, 1994 through December 31, 1995                         $11,884,415
January 1, 1996 through March 31, 1996                             17,420,157
April 1, 1996 through June 30, 1996                                13,989,693
July 1, 1996 through September 30, 1996                            35,992,713
                                                       ------------------------
         Total                                                    $79,286,978


                                       -1-
                                                           December 12, 1996

                                  Schedule 13.6

                     Terms of Preferred Partnership Interest


1.       Nature of interest:
Interest as limited partner with certain special rights and preferences (the "Preferred Interest")
2.       Issuer:
Holdings
3.       Consideration:
Partnership Interest in the Partnership that was put to or called by Holdings pursuant to Section 13.6.
4.       Par value/opening capital
         account balance:
Net Equity of the Interest in the Partnership that was put to or called by Holdings, as determined pursuant to Section 13.6.
5.       Distributions:
The holder of the Preferred Interest will be entitled to cumulative cash distributions at an annual rate equal to the market rate established below, except that during the period from the date of issuance of the Preferred
Interest through the second anniversary of the issuance of the Preferred Interest such rate shall not exceed 150% of the highest applicable federal rate (as defined in Code Section 1274) in effect at the time of the transfer of such Interest in the Partnership.

The market rate shall be the rate necessary to cause a financial instrument of Holdings having the economic terms of the Preferred Interest to trade at its par value, assuming such an instrument were publicly tradeable, as determined by Holdings's investment banker as of the date of issuance of the Preferred Interest. 6. Redemption: The Preferred Interest will be redeemable at Holdings's option at any time after two years from its issuance at a price equal to the sum of the par value thereof plus any accrued but unpaid distributions attributable thereto. 7. Put: The holder of the Preferred Interest may put all or any part of the Preferred Interest to Holdings at any time after two years from its issuance at a price equal to the sum of the par value thereof plus any accrued but unpaid distributions attributable thereto.

                                       -1-
                                                           December 12, 1996

8.       Use in capital calls:
Any capital call by Holdings to CPP or its Controlled Affiliate that CPP or its Controlled Affiliate is required or has elected to satisfy may be satisfied, at the option of either Holdings or CPP or its Controlled Affiliate, by the contribution of all or a portion of the Preferred Interest at its par value plus any accrued but unpaid distributions attributable thereto. 9. Other terms and conditions: Other terms and conditions, including (to the extent not inconsistent with the Agreement) those with respect to allocations of income and loss, liquidating distributions, voting rights, and transferability will conform with the provisions of the Agreement of Limited Partnership of MajorCo, L.P., dated as of March 28, 1995, with respect to the "Preferred Interest" as defined therein.

                                       -2-
                                                           December 12, 1996